UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Mastercard Incorporated
(Name of Registrant as Specified In Its Charter)

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Notice of 2026 Annual Meeting of Stockholders and Proxy Statement

01	02	03	04	05

Proxy summary	Strategy	Corporate governance	Management Committee	Executive compensation

13 Proxy summary 14 Our mission and purpose and the Mastercard Way 14 Our director nominees 15 Our director nominees’ experience, tenure and independence 15 Director skills 16 Our performance 17 Compensation	19 Strategy
23
Corporate governance
24
Proposal 1: Election of directors
39
Board and committees
46
Our corporate governance practices
47
Doing well by doing good
48
Our engagement and transparency
49
Other corporate governance matters
51
Director independence and related party transactions
53
Director compensation
			56 Management Committee 57 Management Committee members
59
Executive compensation
60
Proposal 2: Advisory approval of Mastercard’s executive compensation
61
Compensation discussion and analysis
82
Compensation Committee report
83
Summary Compensation Table
84
All other compensation in 2025
85
Grants of plan-based awards in 2025

86
Outstanding equity awards at 2025 fiscal year end
88
Option exercises and stock vested in 2025
89
Nonqualified deferred compensation in 2025
89
Potential payments upon termination or change in control
97
Equity compensation plan information
98
CEO pay ratio disclosure
99
Pay versus performance disclosure

06	07	08	09	10

Audit	Stockholder proposals	Stock ownership information	About the Annual Meeting and voting	Submission of 2027 proposals and nominations

101 Audit 102 Proposal 3: Ratification of the appointment of independent registered public accounting firm for 2026 102 Auditor’s services and fees 103 Audit Committee report
106
Stockholder proposals
107
Proposal 4: Consideration of a stockholder proposal regarding shareholder right to act by written consent
110
Proposal 5: Consideration of a stockholder proposal to adopt cumulative voting for the election of directors
		111 Stock ownership information 112 Security ownership of certain beneficial owners 112 Security ownership of directors and management	114 About the Annual Meeting and voting
121
Submission of 2027 proposals and nominations
122
Proposals for inclusion in the proxy statement for the 2027 annual meeting
122
Director nominations for inclusion in the proxy statement for the 2027 annual meeting (proxy access)
122
Other proposals or director nominations to be presented at the 2027 annual meeting

2026 MASTERCARD PROXY	1

11

Appendix

124 Appendix A: Non-GAAP financial information

Website References and Forward-Looking Statements

Links to websites included in this proxy statement are provided for convenience only. Content on the websites, including content on Mastercard’s website, is not, and shall not be deemed to be, part of this proxy statement or incorporated by reference herein or into any of our other filings with the Securities and Exchange Commission (SEC).
This proxy statement contains forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact may be forward-looking statements. When used in this proxy statement, the words “believe,” “continue,” “could,” “drive,” “enhance,” “ensure,” “expand,” “expect,” “extend,” “grow,” “intend,” “may,” “plan,” “potential,” “seek,” “strive,” “would,” “will” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements that relate to Mastercard’s goals, commitments, opinions, objectives, future prospects, developments and business strategies.
These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks, uncertainties and other important factors that are discussed in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as may be updated from time to time by our subsequent Securities and Exchange Commission filings.
We caution you to not place undue reliance on these forward-looking statements. Our forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise any forward-looking statements.

2	2026 MASTERCARD PROXY

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2026

April 27, 2026
Dear Fellow Stockholder:
There has never been a more exciting or more promising moment to be part of the Mastercard community. Today, Mastercard does more than ever. Our expertise encompasses threat intelligence and economic analysis, cyber security and loyalty programming, open finance and fraud prevention. Of course, we still offer virtually every form of payment available, including agentic commerce and digital assets. All of it is backed by the Priceless promise of reliability and protection that our interlocking circles represent to people everywhere.
How Mastercard Grows and Delivers
Our strong and tested strategy enables us to consistently deliver excellence for our customers and meet the needs of a changing world around us. It’s a strategy designed for resilience as we navigate those changes and built to ensure we are both ready for the future and instrumental in shaping it.
Mastercard’s dynamism is built on core, enduring strengths that generate enormous potential. We unite the reach and interoperability that are essential for success in our digital future with the trust earned throughout our six decades of experience. Our payments network and trailblazing technology operates in milliseconds, drives local and international commerce, and secures the digital economy around the world.
Every transaction that touches our network generates unique data, protected by Mastercard, that drives our solutions and sharpens our differentiated services. This will only become more important as the age of artificial intelligence (AI) leaps ahead. With 15+ petabytes of structured, clean, usable data, Mastercard is at the forefront leading this work.
Our business model, strategically diversified across geographies, product capabilities and spend categories, further amplifies our resilience and enduring relevance. We’ve seen this bear out through successive rounds of payments innovation and changing regulatory environments. Consistently, Mastercard has succeeded and grown and emerged stronger. Today, our global acceptance footprint delivers a simple user experience and reliable result for more than 3.7 billion accounts. We connect hundreds of millions of acceptance locations and digital access points across more than 220 countries and territories.

2026 MASTERCARD PROXY	3

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2026
We deliver what few others can—a trusted service that directly supports the needs and wants of everyday people and our customers—and we are not blown off course by shifting headwinds. That’s thanks to the skill and commitment of our people. Mastercard invests to ensure we have the best talent in the industry and the right talent for our times. Every day, more than 39,000 individuals come together, each adding their unique insight and experience, to drive our company forward and deliver for the people who count on us.
Standing on the strength of this foundation, Mastercard is flexing in new ways and growing in new areas. We innovate with purpose and foresight, strengthening the digital ecosystem and making payments better, faster and easier. We build relationships and create connections among an extensive ecosystem of partners to amplify our opportunity and impact—and theirs. Products evolve. Services expand. Trust grows. All of it enhancing our capacity to meet this moment and the next and powering limitless possibility. That’s why people and partners everywhere continue to choose Mastercard.
Another Strong Year for Mastercard
The proof of our success is evident in the outstanding performance and stockholder value Mastercard delivered once again in 2025. Across four strong quarters of growth, our gross dollar volume grew by 9%, with cross-border volume growth up 15% year-over-year on a local currency basis. We won hundreds of new issuing deals and expanded long-term relationships globally. We facilitated more than 175 billion transactions, each representing someone, a business owner or consumer, who entrusted us with the responsibility to protect their money and their data.
Through a year marked by periods of macroeconomic volatility and uncertainty, Mastercard demonstrated robust capability and reliability by keeping our eyes on what matters most. We focused on our customers, centering their needs in all we do. We deepened partnerships and advanced the next era of payments. We continued to make progress across each of our three strategic priority areas—core payments, commercial and new payment flows, and value-added services and solutions—driving our virtuous cycle forward. Payments generate data. More data strengthens our services. Better services attract more payments to our network, and the cycle spins on.
Last year, we continued momentum in consumer payments, securing big portfolio wins and renewals, including American Airlines, Japan Airlines, Capital One, Apple, Alipay and Yapi Kredi. Beyond wins, we continued to deliver value propositions that drive card usage and top-of-wallet status. In 2025, we premiered The Mastercard Collection™ and our new World Legend™ offering, putting a new stake in the ground for the affluent market. Across our customer base, we continued making digital payments more secure and seamless through tokenization. As of last December, we had tokenized nearly 40% of all switched transactions on our way to reaching 100% tokenization of e-commerce payments by 2030.
We innovate with purpose and foresight, strengthening the digital ecosystem and making payments better, faster and easier.

4	2026 MASTERCARD PROXY

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2026

Multiple engines for growth power our strategy and ensure our sustainability.
Mastercard’s volumes are outpacing growth in personal consumption expenditures as we capture the tailwinds from the shift to digital. The runway for growth on the consumer payments side continues to be substantial and expanding with both advanced and emerging economies recognizing faster digitalization as a force multiplier for growth.
We made real progress to capture the enormous commercial opportunity in 2025, with commercial credit and debit representing 13% of gross dollar volumes and 11% year-over-year local currency growth. With tools like our Mid-Market Accelerator, we’re closing critical capability gaps for SMEs. We’re helping businesses of all sizes update their practices across a variety of use cases, invoices, expenses, remittances and more, for a digital world. Our differentiated value propositions, extensive partnerships and global Mastercard Move network to transmit value seamlessly across 17 billion endpoints all position Mastercard to capitalize on the growth ahead.
Our groundbreaking services continued to set Mastercard apart while adding value to the digital ecosystem. For example, with On-Demand Decisioning, we’ve improved the transaction experience for both cardholders and issuers by providing real-time transaction approvals directly on our network, reducing false declines and bolstering resilience. From Mastercard Threat Intelligence to Mastercard Commerce Media™, we extended the power of our data with new services that layer in value both on and beyond the transaction. This opens the door to new customer centers and extends our addressable market to new growth areas.
In 2025, we took our redesigned, upgraded network live in South Africa, delivering the near real-time switching capabilities necessary in today’s world. We continued expanding our acceptance footprint to more cities in China, navigating local requirements while creating value for all involved. We also doubled-down on our commitment to Europe’s resilience, including announcing new local data centers and continued investment in European technology and talent. We inaugurated a new Cyber Resilience Center in Saudi Arabia, our first in the Middle East, and expanded our Mission Control & Operations center in Mexico City to enhance customer service and network strength across Latin America and the Caribbean. All these developments reflect our commitment to prioritizing local needs while strengthening the Mastercard experience for everyone.
Just as important as what we achieved in 2025 is how we achieved it. The power of doing well by doing good continues to animate our business. Last year we achieved our decade-long goal of connecting 1 billion people and 65 million small businesses to the digital economy, expanding growth and opportunity in countries around the globe. Today, as we continue efforts to uplift communities and expand markets, we know access on its own is not enough. New entrants to the digital economy need support and security to benefit from its full potential. That’s why our new commitment is to connect and protect 500 million people and small businesses on their journey from financial inclusion to financial health by 2030.
Sustainable and Competitive for the Future
We continue to build on this strong momentum as we move through 2026 and look to the long future ahead. Multiple engines for growth power our strategy and ensure our sustainability. Mastercard powers economies and empowers people. That’s an incredible responsibility that we take seriously, and we are committed to delivering for the communities we serve around the world.

2026 MASTERCARD PROXY	5

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2026
Today’s Mastercard is global, headquartered in the United States, but with roots all around the world. For those in Europe who, like me, grew up with Eurocard, that business remains part of Mastercard’s DNA, its strength merged into and enhancing our network—locally and globally—since 2002. Everywhere our network reaches, we bring global investment and set standards that invigorate economies and deliver real value on a local level.
Even in a more fragmented and self-reliant world, global communication, cooperation and interoperability will remain essential ingredients for success. Local businesses can count on us to provision the trust, interoperability and network they need to grow and thrive. Governments welcome our partnership to help protect the digital economy. Security and trust will be the foundation of competitive, confident, future-forward economies. Growth will be grounded in global standards, committed to local strength and connected across ecosystems of value. No one does that better than Mastercard.
That’s why Mastercard is elemental to the new payments paradigm taking shape through the rapid adoption of AI and digital assets. The success and adoption of these innovations hinges on interoperability, and interoperability requires a network. That’s Mastercard.
We are at the forefront of setting standards and guidelines for responsible AI development and use in the digital age. Our commitments build on our long-standing data privacy and responsibility principles to wrap agentic transactions in trust and transparency. With Mastercard Agent Pay™, we pioneered the technology and framework that makes agentic commerce possible, bringing together tokenized transactions, fraud tools, reach and rich data and insights. With Verifiable Intent, we can confirm that authorized agentic purchases made on our network are traceable to human instructions to buy. These tools will only become more critical as we make payments more intelligent and seamless for consumers. We’re also harnessing our data-driven insights to better support our customers with Mastercard Agent Suite, offering an array of customizable, fit-for-purpose agents to meet their specific needs.
Digital assets and blockchain are an important new form of value that are enhancing the payments ecosystem in tangible ways—bringing greater speed, expanding choice, building in smarts and flexibility. Here too, Mastercard is instrumental to driving acceptance, usability, confidence and interoperability. Our co-branded partnerships enable people to pay using their crypto holdings at the same point of sale terminal that processes a credit or debit charge, making payment easy for business owners and empowering consumer choice. We’ve enabled stablecoin use, including on Mastercard Move for cross-border payments and settlement, for businesses and individuals who opt to be paid that way. And, with our recent announcement of our intent to acquire BVNK, a leading platform for stablecoin infrastructure in more than 130 countries, we are positioning ourselves to continue to grow in this space, making us more interoperable, extending end-to-end and opening new use cases.
In a world with more options than ever, choice in how you pay and who you partner with is paramount. People need the tools and the freedom to make the choices that work best for them. It requires creativity and flexibility, but our ultimate goal is simple: no matter what form money takes, it needs to be trusted, accepted and usable everywhere.
Growth will be grounded in global standards, committed to local strength and connected across ecosystems of value. No one does that better than Mastercard.

6	2026 MASTERCARD PROXY

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2026

We are building a future where Mastercard is central to the payments ecosystem and a trusted part of people’s everyday lives—the electric charge coursing through the digital economy and bringing it to life.
Valuing What Matters
Around the world, Mastercard supports prosperity, facilitates connection, unlocks opportunity and makes priceless experiences possible. All the things that matter most to people. For Dorcas, a small-holder farmer in Kenya, Mastercard is the digital identity and connection to the financial industry that she needs to grow her business. For many salon and beauty-shop owners across Latin America, Mastercard is the new way to secure the products they already use while building credit and reducing risk. For the people of Ukraine, Mastercard is on the frontlines of cyber defense, helping support the country’s digital economy.
You won’t see all the ways that we’re working, but we’re always there helping to secure all the ways people pay and get paid. We work every day to be the trust layer for the digital economy with protections that strengthen the system from the ground up. We protect data privacy, enhance cyber security, fight fraud and deliver on our promise that consumers won’t be held responsible for unauthorized transactions. We innovate to extend that trust and security to the new age of payments and provide the services that support success all around the world. With agility built into every aspect of our enterprise, resilience is our superpower.
As we look at all that lies ahead, we remain laser-focused on delivering for our customers and cardholders, just as we have been for the past 60 years. That focus, in turn, creates real value for economies around the world and for our stockholders. We are building a future where Mastercard is central to the payments ecosystem and a trusted part of people’s everyday lives—the electric charge coursing through the digital economy and bringing it to life.
I am honored to lead this team and this business during an era of so much opportunity, and I am grateful to all of you for supporting Mastercard and our mission.
Michael Miebach
CEO, Mastercard

2026 MASTERCARD PROXY	7

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2026

Dear Fellow Stockholder,	April 27, 2026
This year marks two significant anniversaries for Mastercard—60 years as a company and 20 years since its IPO. These milestones offer a fitting moment for all of us to reflect on how far Mastercard has come.
Today, Mastercard is a globe-spanning, AI-enabled network that is securing the digital economy and processed more than 175 billion transactions last year. During the six decades since its founding, the company has built a foundation of trust, innovation, expertise and brand recognition, which continues to power its growth and leadership.
In 2025, Mastercard delivered across each of its three strategic pillars—core payments, services and commercial and new payment flows—sustaining strong momentum across all four quarters.
In recent years, geopolitical and technological currents continue to cause business conditions to evolve, bringing both complexity and opportunity. Artificial intelligence and digital assets, in particular, are reshaping industry conversations and the landscape. Mastercard has met changes with confidence, grounded in the strength of its strategy and the quality of its execution.
Years of deliberate investment—to rearchitect its payments technology, diversify its business model and scale its services—have positioned the company to compete effectively and deliver value for investors in a rapidly changing payments arena. The company provides world-class solutions regardless of how people choose to pay.
By advancing agentic commerce through Agent Pay and forging partnerships that extend functionality and acceptance to digital assets, Mastercard has broadened and deepened its core payments offerings.
A growing payments business generates richer data, which in turn strengthens Mastercard’s virtuous cycle and powers its industry-leading services. Mastercard is recognized as a leader in cybersecurity and a trusted partner in protecting the digital ecosystem. The integration of Recorded Future’s expertise and its threat intelligence capabilities exemplifies the kind of differentiated solutions that Mastercard is delivering across a broad range of customers and use cases.
By combining a strong commitment to local relationships with the reach and scale of its global network, Mastercard is building a path that serves customers’ needs today while opening opportunity for the future. Mastercard also made meaningful progress last year in serving the commercial market, with a particular focus on addressing the practical needs of small- and medium-sized enterprises.
As always, inclusive and sustainable growth remains a priority—Mastercard is developing standards and practices to ensure that the digital economy works for everyone, works everywhere and remains reliable and secure.

Mastercard has met changes with confidence, grounded in the strength of its strategy and the quality of its execution.

8	2026 MASTERCARD PROXY

ANNUAL LETTERS FROM MASTERCARD LEADERSHIP 2026

Building on 60 years of experience and results, we believe Mastercard is well-positioned for what lies ahead.
As a Board, we draw on our diverse perspectives and experience to ask hard questions and insist on rigorous answers. We are clear-eyed about risk and equally focused on the opportunities that Mastercard is distinctively positioned to capture. That oversight responsibility has only grown in importance given shifting global conditions. We remain committed to independent, substantive engagement—both in our governance role and in contributing expertise that helps the company succeed.
Candid communication and transparency define the working relationship between Mastercard’s leadership team and the Board. I also take this opportunity to recognize Michael on a milestone of his own—five years as CEO. It has been five years of principled stewardship and a valued partnership with the Board in building lasting stockholder value.
Whether strengthening a country’s economic resilience, supporting small businesses at the local level, or leveraging the unique capabilities of a global network to anticipate what comes next, Mastercard is making a tangible difference.
Building on 60 years of experience and results, we believe Mastercard is well-positioned for what lies ahead.
I extend my sincere gratitude to everyone at Mastercard—from the leadership team to the local teams around the world. Your work powers this company’s success.
To our investors, thank you for your continued confidence in Mastercard. I look forward to our conversation at the annual meeting.
Merit E. Janow
Board Chairperson

2026 MASTERCARD PROXY	9

Our Board of Directors
Back row, standing, from left: Candido Bracher; Richard K. Davis, HRCC Chairperson; Merit E. Janow, Board Chairperson and NCG Chairperson; Oki Matsumoto; Lance Uggla
Front row, seated, from left: Choon Phong Goh; Gabrielle Sulzberger; Michael Miebach, President and Chief Executive Officer; Harit Talwar; Youngme Moon, Risk Committee Chairperson; Julius Genachowski, Audit Committee Chairperson

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
Notice of 2026 annual meeting of stockholders

When Tuesday, June 16, 2026 at 8:30 a.m. (Eastern time)	Record date April 21, 2026	Who can vote Holders of Mastercard’s Class A common stock at the close of business on April 21, 2026	Location Live webcast at: www.virtualshareholdermeeting.com/MA2026

Dear Stockholder:
You are invited to attend the Annual Meeting of Stockholders of Mastercard Incorporated (Annual Meeting), which will be held virtually on Tuesday, June 16, 2026 at 8:30 a.m. (Eastern time) at www.virtualshareholdermeeting.com/MA2026.

Items of business		Board vote recommendation		For more information

1	Election of the 11 nominees named in this proxy statement to serve on Mastercard’s Board of Directors		FOR each director nominee	See pg 24

2	Advisory approval of Mastercard’s executive compensation		FOR	See pg 60

3	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Mastercard for 2026		FOR	See pg 102

4-5	Stockholder proposals, if properly presented	☒	AGAINST	See pg 106

Annual meeting website and voting in advance
We have created an annual meeting website to make it easy for you to access our Annual Meeting materials at www.mastercardannualmeeting.com. There you will find an overview of the voting items, the proxy statement and the annual report to read online or download, as well as a link to access the site to vote your shares.
Your vote is important. Please vote as soon as possible by one of the methods shown below. Be sure to have your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials in hand and follow the below instructions:

By telephone You can vote your shares by calling 1-800-690-6903 toll-free and following the instructions on your proxy card	By Internet You can vote your shares online at www.proxyvote.com	By mail Complete, sign, date and return your proxy card or voting instruction form in the postage-paid envelope provided

2026 MASTERCARD PROXY	11

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Attending the Annual Meeting
Based on our experience over the years, our Board and management continue to believe that holding our annual meeting in a virtual format offers a wider group of stockholders the opportunity to participate in the meeting.
Accordingly, the Annual Meeting will be a virtual-only meeting held on June 16, 2026 at 8:30 a.m. (Eastern time). Our Board will be taking the following steps to ensure adequate participation:
•Stockholders will be able to vote their shares electronically online during the Annual Meeting by going to www.virtualshareholdermeeting.com/MA2026 and logging in using their unique 16-digit control number.
•Stockholders may submit relevant questions in advance of the Annual Meeting by submitting a question under the “Questions for Management” tab at www.proxyvote.com.
•Stockholders may submit relevant questions during the Annual Meeting by entering a question in the Q&A field.
•We will respond to relevant questions as time permits. Please refer to the rules of conduct available on the annual meeting website and our investor relations website at https://investor.mastercard.com. If substantially similar questions are received, management may group them together and provide a single response to avoid repetition and allow time for additional topics to be discussed. We expect to address certain unanswered relevant questions in due course after the Annual Meeting on our investor relations website.
•The rules of conduct will be posted in advance on our investor relations website.

•Those without a control number may attend as guests of the Annual Meeting but will not have the option to vote their shares, ask questions or otherwise participate in the Annual Meeting.
Stockholders are encouraged to log in to the webcast up to 15 minutes before the Annual Meeting’s start time. You can find more information under “About the Annual Meeting and voting” on pg 114 of the proxy statement that follows.
Audio webcast
In addition to participating in the Annual Meeting, you can listen to a live audio webcast of our Annual Meeting by visiting the “Investor Relations” page of our website at https://investor.mastercard.com, beginning at 8:30 a.m. (Eastern time) on June 16, 2026.
Date of mailing
We will begin mailing our proxy materials on or about April 27, 2026.
Unless you attend (and vote at) the Annual Meeting, Mastercard must receive your vote either by telephone, Internet, proxy card or voting instruction form by 11:59 p.m. (Eastern time) on June 15, 2026 for your vote to be counted. Telephone and Internet voting facilities will close at that time.
You may attend the Annual Meeting and vote in person during the meeting even if you have previously voted by telephone or Internet or by returning your proxy card or voting instruction form in advance of the Annual Meeting.

By Order of the Board of Directors,

Gina Accordino Corporate Secretary Purchase, New York April 27, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2026
Mastercard Incorporated’s Proxy Statement for the 2026 Annual Meeting of Stockholders (proxy statement) and the 2025 Annual Report on
Form 10-K (2025 Form 10-K) are available at www.proxyvote.com.

12	2026 MASTERCARD PROXY

Proxy summary
This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.	01

2026 MASTERCARD PROXY	13

PROXY SUMMARY
Our mission and purpose and the Mastercard Way
Mastercard powers economies and empowers people in more than 220 countries and territories worldwide. Together with our customers, we are building a resilient economy where everyone can prosper. We support a wide range of digital payments choices, making transactions secure, simple, smart and accessible. Our technology and innovation, partnerships and networks combine to deliver a unique set of products and services that help people, businesses and governments realize their greatest potential.
Mastercard defines its culture as the Mastercard Way, and it fuels our vision and strategic priorities. The Mastercard Way consists of three principles that address where we are going as an organization, how we work together and how we deliver for our customers and each other: Create value • Grow together • Move fast.
Our director nominees

		Director since		Committee membership
Name	Age		Primary occupation	Audit	HRCC	NCG	Risk
Merit E. Janow, Board Chairperson	68	2014	Dean Emerita, School of International and Public Affairs, and Professor of Practice, International Economic Law and International Affairs, Columbia University	●			●
Candido Bracher	67	2021	Former CEO, Itaú Unibanco Group	●			●
Richard K. Davis	68	2018	Former Executive Chairman and CEO, U.S. Bancorp			●
Julius Genachowski	63	2014	Former Chairman, U.S. Federal Communications Commission			●	●
Choon Phong Goh	62	2018	CEO, Singapore Airlines Limited			●	●
Oki Matsumoto	62	2016	Founder, Chairman and former CEO, Monex Group, Inc.		●
Michael Miebach	58	2021	President and CEO, Mastercard
Youngme Moon	62	2019	Donald K. David Professor of Business Administration, Harvard Business School		●
Gabrielle Sulzberger	65	2018	Senior Managing Director, Centerbridge Partners, L.P. and Senior Advisor, Teneo	●		●
Harit Talwar	65	2022	Former Partner, Goldman Sachs and former Global Head of Goldman Sachs’ Consumer Business	●	●
Lance Uggla	64	2019	Vice Chair, General Atlantic and Co-Founder, BeyondNetZero (a General Atlantic fund)		●	●

Committee chairperson	●	Committee member	Audit Committee financial expert

14	2026 MASTERCARD PROXY

PROXY SUMMARY
Our director nominees’ experience, tenure and independence

91%	60%
10 of our 11 director nominees are independent	6 of our 10 independent director nominees are non-U.S. citizens and/or have significant international work experience

Average tenure in years of our independent director nominees as of the date of the Annual Meeting 7.9
50% 5 of our 10 independent director nominees have public company CEO experience	65 Average age of our independent director nominees as of the date of the Annual Meeting
Director skills (including number of director nominees possessing these skills)

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation
8	8	11	11	8	7	5	11	8	11	10

2026 MASTERCARD PROXY	15

PROXY SUMMARY
Our performance
The following are our key financial and operational highlights for 2025, including growth rates over the prior year:

GAAP
Net revenue		Net income		Diluted EPS
$32.8B		$15.0B		$16.52

up	16%	up	16%	up	19%

NON-GAAP[1] (currency-neutral growth rate)
Net revenue		Adjusted net income		Adjusted diluted EPS
$32.8B		$15.4B		$17.01

up	15%	up	13%	up	15%
1Non-GAAP results (including growth rates) exclude the impact of gains and losses on equity investments, special items and/or foreign currency. Refer to Appendix A for the reconciliation to the most direct comparable GAAP financial measures and our reasons for presenting them.

Gross dollar volume (growth on a local currency basis)	Cross-border volume growth (on a local currency basis)	Switched transactions
$10.6T		175.5B

up 9%	up 15%	up 10%

Capital returned to stockholders in 2025			Cash flows from operations

Total	Repurchased shares	Dividends paid	2025
$14.5B	$11.7B	$2.8B	$17.6B

Our strong performance over the years has resulted in substantial stock price appreciation.
Comparison of cumulative five-year total return*
*Assumes a $100 investment in our Class A common stock and both of the indices and the reinvestment of dividends. Mastercard’s Class B common stock is not publicly traded or listed on any exchange or dealer quotation system.

Stock price December 31, 2015	Stock price December 31, 2025	Increased by more than

$97.36	$570.88	5 times

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PROXY SUMMARY
Compensation
Our core executive compensation principles
Our executive compensation program is based on three core principles:

Align the long-term interests of our executives with stockholders	Pay for performance	Pay competitively
Program design
To address these three core principles, we designed a compensation program in 2025 that supported our three strategic priority areas — consumer payments, commercial and new payment flows, and services and other solutions — and that attracts, retains and motivates executives critical to Mastercard’s long-term success:
•The majority of our executives’ compensation is variable and at-risk and is tied to pre-established goals linked to financial and strategic objectives designed to create long-term stockholder value.
•Total direct compensation for our executives is weighted more toward performance-based, long-term equity awards rather than cash compensation.
2025 executive compensation program highlights
•In 2025, we delivered strong financial and operating performance across our key performance metrics, including net revenue, net income, earnings per share (EPS) and total shareholder return.
•Based on our performance, the corporate score for purposes of funding the 2025 annual incentive compensation programs was 145% of target (see pgs 67-68 for more information).
•Based on our performance over the three-year measurement period, the payout rate for 2023 performance stock units (PSU) awards was 131.8% of target (see pg 73 for more information).
•At our 2025 annual meeting of stockholders, 96% of the votes cast for the say-on-pay proposal were in favor of our executive compensation program and policies. We view this level of stockholder support as affirmation of our current pay programs and our pay for performance philosophy.

2026 MASTERCARD PROXY	17

PROXY SUMMARY
The Human Resources and Compensation Committee (HRCC) and management regularly review our compensation and benefit programs. Accordingly, we have adopted a number of practices over the last several years that reflect best pay governance practices.

What we do
Pay for performance
Align executive compensation with stockholder returns through long-term incentives
Maintain significant stock ownership requirements and guidelines, as well as a post-vest holding period on PSUs
Use an appropriate peer group when establishing competitive compensation
Tailor individual pay opportunities to support executive succession planning and leadership development programs
Reward individual performance but with limits that cap individual payouts in executive incentive plans
Regularly assess compensation programs to mitigate undue risk-taking by executives
Mandate “double-trigger” provisions for all plans that contemplate a change in control
Maintain robust clawback and equity award forfeiture policies
Retain an independent compensation consultant
Hold an annual say-on-pay advisory vote

What we don’t do
Permit hedging or pledging of Mastercard stock
Provide any excise tax gross-ups for executive officers
Provide tax gross-ups, other than under our global mobility programs
Reprice stock options
Pay dividend equivalents on unvested equity awards
Guarantee annual salary increases or bonuses
Grant discounted or reload stock options
Spring load or back date equity grants

18	2026 MASTERCARD PROXY

Strategy
Our strategy centers on growing our core, diversifying our customers and geographies, and building new areas for the future through a combination of organic and inorganic strategic initiatives. We are executing on this strategy through a focus on three priorities: •consumer payments •commercial and new payment flows •services and other solutions Our priorities strengthen, complement and reinforce each other and are fundamentally interdependent.	02

2026 MASTERCARD PROXY	19

STRATEGY
Strategy
Mastercard is a technology company in the global payments industry. We connect consumers, financial institutions, merchants, governments, digital partners, businesses and other organizations worldwide by enabling electronic payments and making those payment transactions secure, simple, smart and accessible. We make payments easier and more efficient by providing a wide range of payment solutions and services using our family of well-known and trusted brands, including our primary brand Mastercard®, as well as our Maestro® and Cirrus® brands. We operate a payments network that provides choice and flexibility for consumers, merchants and our customers. Through our unique and proprietary global payments network, we switch (authorize, clear and settle) payment transactions. We have additional payments capabilities that include automated clearing house (ACH) transactions (both batch and real-time account-based payments). Using these capabilities, we offer consumer and commercial payment products, capture new payment flows and provide services and solutions. These services and solutions include, among others, security solutions, consumer acquisition and engagement services, business and market insights, digital and authentication, processing and gateway and other solutions, all of which draw on our principled and responsible use of secure data. Our capabilities strengthen, reinforce and complement each other and are fundamentally interdependent. For our global payments network, our franchise model sets the standards and ground rules that balance value and risk across (and allow for interoperability among) all stakeholders. We employ a multi-layered approach to help protect the global payments ecosystem in which we operate.
Our strategic priorities
Our strategy centers on growing our core, diversifying our customers and geographies, and building new areas for the future through a combination of organic and inorganic strategic initiatives. We are executing on this strategy through a focus on three priorities:
•consumer payments
•commercial and new payment flows
•services and other solutions
Our priorities strengthen, complement and reinforce each other and are fundamentally interdependent.
Consumer payments. We focus on enabling consumer payments, providing consumers with choice and flexibility to transact across multiple payment rails (including cards, real-time payments and account-based transactions), while ensuring that all payments are secure and seamless.
We do so by:
•Capturing the significant secular opportunity of cash displacement by increasing acceptance through advancing technology and partnering with players across the payments ecosystem, as well as by opening up closed-loop and domestic networks. We also pursue incremental volume and transactions by extending our reach across under-penetrated card verticals (such as bill pay) and real-time account-based payments
•Driving brand preference through compelling consumer experiences by offering relevant value propositions to consumers (including features, benefits, events and activities), providing comprehensive digital functionality (such as Digital First and One Credential), delivering enhanced security and functionality (increasing tokenization, scaling authentication and streamlining online checkout) and driving increased approval, spend and activation rates
•Investing in the future and driving market transformation by extending the reach of our network to enable the tokenization of credentials, identities, assets and data and the exchange of those items between counterparties (providing security, privacy and control). We also seek to achieve this transformation by modernizing our payment network (including enabling real-time card payments) to meet evolving needs
Commercial and new payment flows. We focus on capturing opportunities in commercial payments (both point-of-sale purchases and invoiced payments) and disbursements and remittances (specifically, through Mastercard Move, our collection of money movement capabilities that provides solutions for money transfers to consumers from other consumers, businesses or governments).
We do so by:
•Driving brand preference and accelerating secular shift in commercial point-of-sale purchases by offering differentiated propositions across cards and platforms (both corporate and small business solutions, including expense

20	2026 MASTERCARD PROXY

STRATEGY
management, reporting, reconciliation and data insights); expanding distribution of our point-of-sale offerings across financial institutions, new geographies, new channels and small businesses; and growing acceptance
•Capturing commercial invoiced payments by driving engagement across buyers and suppliers to, among other things, simplify workflows, release working capital and improve data reconciliation to reduce end-to-end costs; building on our travel offerings to expand into additional select verticals (including business-to-business (B2B) marketplaces, trade and logistics, healthcare, consumer packaged goods and pharmaceuticals); and embedding payments into widely used platforms and workflows
•Modernizing disbursements and remittances by utilizing Mastercard Move to scale use cases across senders (including consumers, businesses and governments) and recipient consumers (both domestic and cross-border) and expand money movement across our global network of financial institution partners
Services and other solutions. Our services and other solutions, which are interdependent with our payment network, drive value for our customers and the broader payments ecosystem. We offer security solutions, consumer acquisition and engagement, business and market insights, digital and authentication, processing and gateway and other solutions (including ACH batch and real-time account-based payments and solutions and open finance).
We do so by:
•Differentiating our payments capabilities by combining our wide range of services and solutions in various ways to meet the needs and priorities of our partners, which helps drive market wins and payments growth
•Enhancing and expanding our suite of services to better serve our existing customers, including across new buying centers and new capability areas, as well as to reach new customers
•Scaling distribution by using our technology platforms to enable us to switch more transactions and deliver more services per transaction, selling directly to customers through a dedicated sales force and global account teams, and embedding services with partners (such as tech platforms, system integrators, processors and other networks) to deliver those services at scale
Our priorities are fundamentally interdependent and strengthen, reinforce and complement each other.
•Our payment network helps us scale our services and solutions, and those services and solutions help us differentiate our payments solutions
•We grow in payments, which allows us to switch more transactions and bring more transaction data onto the network
•We use that data to create insightful services and solutions that can, in turn, help us win new and renewed customer deals and drive greater payments volume growth
Enabling our success
These priorities are supported by six enablers:
People. Our success is driven by the skills, experience, integrity and mindset of our people. We attract, develop and retain top talent to deliver on Mastercard’s strategic priorities and to grow high-performing leaders. Our winning culture is guided by the “Mastercard Way,” which outlines the behaviors we expect from employees to deliver for our customers and one another. We foster an environment where everyone has the opportunity to succeed, delivering positive impact for the business and for communities across the globe.

2026 MASTERCARD PROXY	21

STRATEGY
Brand. Our brands serve as a differentiator for our business, representing our values and enabling us to accelerate growth in new areas.
Data and AI. We create a range of products and services for our customers using our data and artificial intelligence (AI) assets, technology, platforms and expertise. These products and services are designed to make commerce smarter, more secure and more personal. We follow our Data and Tech Responsibility Principles in how we design, implement and deliver those solutions. Our Privacy by Design, Data by Design and AI Governance processes are designed to ensure we embed multiple layers of privacy, data protection and information security controls in all our products and services, keeping a clear focus on protecting customers’ and individuals’ data and privacy, as well as making our AI more accurate and effective. In addition to our products and services, we use AI to enhance our operations and our employee productivity.
Technology. Our technology provides resiliency, scalability and flexibility in how we serve customers. It unlocks broader reach to scale digital payment services to multiple channels. Utilizing our technology standards, services and governance model, we connect financial institutions, financial technology companies (fintechs) and others, enabling interoperability and allowing consumers, businesses, governments and merchants to engage through digital channels.
Franchise. We manage an ecosystem of stakeholders who participate in our global payments network. Our franchise model creates and sustains a comprehensive series of value exchanges across our ecosystem. We provide a balanced ecosystem where all participants benefit from the availability, innovation and security of our network. Our franchise model enables the scale of our network and provides a single governance structure for its operation.
Doing well by doing good. We are powering economies and empowering people, with an aim toward building a sustainable economy where everyone prospers. Our impact strategy is expressed through three pillars – People, Prosperity and Planet – and the work we do is grounded in strong governance principles. We pursue these strategic goals because it is right for our business. When we bring more people, in more places, into the digital economy we grow our customers, our partnerships and our revenue. For a thriving economy where people prosper, we need a healthy environment, which is why our efforts to preserve the planet play an important role.

Our Strategy
Grow our core
Diversify into new customers and geographies
Build new areas for the future

Our Strategic Priorities

	Consumer payments	Commercial and new payment flows	Services and other solutions

Enabled by

	People	Brand	Data & AI

	Technology	Franchise	Doing well by doing good

22	2026 MASTERCARD PROXY

Corporate governance
We are committed to enhancing our corporate governance practices, which we believe help us sustain our success and build long-term value for our stockholders. Our Board oversees Mastercard’s strategic direction and the performance of our business and management. Our governance structure enables independent, experienced and accomplished directors to provide advice, insight, guidance and oversight to advance the interests of Mastercard and our stockholders.	03

2026 MASTERCARD PROXY	23

CORPORATE GOVERNANCE

Proposal 1: Election of directors	The Board unanimously recommends that stockholders vote FOR each nominee to serve as director.

Election process
Each member of our Board is elected annually by our Class A stockholders for a one-year term that expires at our next annual meeting of stockholders. When our Board members are elected, they are also automatically appointed as directors of our operating subsidiary, Mastercard International Incorporated. Our directors are elected by an affirmative vote of the majority of the votes cast at the annual meeting of stockholders, subject to our majority voting policy. You can find more about this in “About the Annual Meeting and voting” on pg 114.
Refreshing the Board and nominating directors
Identifying and recommending individuals for nomination, election or re-election to our Board are principal responsibilities of our Nominating and Corporate Governance Committee (NCG). The NCG carries out this function through an ongoing, year-round process, which includes a thorough review of the Board’s self-evaluation results.
The NCG reviews and selects candidates for nomination to our Board in accordance with its charter and our Corporate Governance Guidelines. Based on its review, coupled with our age and tenure limits, the NCG determines whether Board refreshment is expected in the near future. The NCG then identifies nominees who would be valuable assets to our Board and to Mastercard.
The NCG is assisted with its recruitment efforts by an independent third-party search firm, which recommends candidates who satisfy the Board’s criteria. The search firm also provides research and pertinent information regarding director candidates, as requested.
Consistent with the limits outlined in our bylaws, the size of our Board may fluctuate depending on our evolving strategic needs. As we identify individuals with the right talent and skills, we may seek to have them join our Board. As a result, you may see the Board size change over time.
Identifying director candidates
You can find out more about our nomination process in the NCG’s charter and our Corporate Governance Guidelines at https://investor.mastercard.com/corporate-governance/board-committees/default.aspx and https://investor.mastercard.com/corporate-governance/governance-guidelines/default.aspx.

Stockholder recommendations of director candidates

Submit recommendations to: Office of the Corporate Secretary 2000 Purchase Street Purchase, NY 10577 Attention: Corporate Secretary

The NCG evaluates stockholder recommendations using the same process it follows for other candidates. Recommendations do not constitute candidate nominations, which must meet our bylaw requirements.

24	2026 MASTERCARD PROXY

CORPORATE GOVERNANCE
Board refreshment process

Board composition, including director skills, is analyzed at least annually to ensure alignment with our long-term growth strategy and standards for identifying directors
A potential candidate list is developed based on a number of inputs and recommendations, including from independent search firms, stockholders, independent directors, our people and self-evaluation results
	Personal qualities, skills and background of potential candidates are considered	The NCG meets with qualified candidates and makes recommendations to the Board	Board recommends nominees for election by the stockholders	Stockholders vote on nominees
Key factors the Board considers when selecting directors and refreshing the Board
Standards for identifying directors
Our Corporate Governance Guidelines provide that the NCG should seek to foster inclusion on the Board when nominating directors for election by taking into account geographic diversity to reflect the geographic regions in which we operate in a manner approximately proportional to our business activity, as well as diversity of viewpoints, and shall endeavor to have a Board representing a range of leadership and other experiences relevant to our global activities.
Additional composition considerations
The NCG takes into account all factors it considers appropriate when selecting directors and refreshing the Board.

Strength of character and maturity of judgment	Experience, expertise and knowledge	Present needs on the Board and existing Board composition	Independence and conflicts of interest	Experience involving an issuer or acquirer licensed by the company

Age and tenure as of the date of the Annual Meeting
Our Corporate Governance Guidelines require that our non-employee directors should not stand for re-election following the earlier of their 15th anniversary on the Board or their 72nd birthday. The Board considers these requirements as part of a broader discussion of our directors’ experience and qualifications, as well as when and how to refresh its membership. As of the date of the Annual Meeting, the average age of our independent director nominees is 65, and the average tenure of our independent director nominees is 7.9 years.

2026 MASTERCARD PROXY	25

CORPORATE GOVERNANCE
Nominees for election as directors
At the Annual Meeting, the Board recommends the election of the following 11 nominees, each to hold office until the next annual meeting of stockholders and until their successor is elected and qualified, subject to their earlier death, resignation, retirement, disqualification or removal:

Merit E. Janow
(Board Chairperson)
Michael Miebach
(President and CEO)
Youngme Moon
Gabrielle Sulzberger
Harit Talwar
Lance Uggla
Oki Matsumoto
Choon Phong Goh
Julius Genachowski
Richard K. Davis
Candido Bracher
Director nominees

Rima Qureshi is not standing for re-election at the Annual Meeting in accordance with our director tenure limit policy.
Each of our director nominees was approved by the NCG and recommended to the Board for approval following an evaluation of his or her qualifications and prior board service. Each nominee has agreed to be named in this proxy statement and to serve, if elected. Should any nominee be unable to serve, the persons designated as proxies reserve full discretion to vote for another person or the Board may reduce its size.
Of our 10 independent director nominees, six nominees identify as racially or ethnically diverse; three nominees identify as female; and four nominees are non-U.S. citizens.

26	2026 MASTERCARD PROXY

CORPORATE GOVERNANCE
Skills and experience
The NCG strives to cultivate a Board that represents a range of skills, leadership experiences and other experiences relevant to Mastercard’s strategic vision and global activities. Indicated below are the skills and experiences that the NCG has identified and determined to be important for Board membership and the director nominees who have each such skill or experience. In light of the individual experiences and qualifications of each of our director nominees, our Board has concluded that each of our director nominees should be elected at the Annual Meeting. The strong qualifications that make each of our director nominees highly valuable assets to our Board are described below and in the biographies that follow.

Skills and experience
Name	Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation
Janow			●	●	●	●	●	●	●	●	●
Bracher	●	●	●	●	●	●	●	●	●	●	●
Davis	●	●	●	●	●		●	●	●	●	●
Genachowski	●	●	●	●		●		●	●	●	●
Goh	●	●	●	●	●	●		●		●	●
Matsumoto		●	●	●	●			●		●	●
Miebach	●	●	●	●	●	●	●	●	●	●	●
Moon	●		●	●				●		●	●
Sulzberger	●		●	●				●	●	●
Talwar	●	●	●	●	●	●	●	●	●	●	●
Uggla		●	●	●	●	●		●	●	●	●
Total	8	8	11	11	8	7	5	11	8	11	10

Skills and experience descriptions
Consumer including brand, marketing and retail experience and other merchant background	Information security including cybersecurity and data privacy
C-suite experience including service as a chief executive officer or other senior executive at a publicly traded company	Payments including within retail banking, payments infrastructure, telecommunications, technology and data
Financial and risk including corporate finance, financial accounting or enterprise risk management	Public company board experience both U.S. and non-U.S.
Global perspective including significant experience internationally or focused on international issues or operations	Regulatory and governmental including deep engagement with regulators as part of a business and/or through positions with governments and regulatory bodies
Human capital management including developing and/or overseeing human capital management, including compensation and succession planning	Strategy and business development including experience in strategic planning, mergers and acquisitions, growth strategies or business expansion
Technology, digital and innovation including application of technology in payments, emerging technologies and applications

2026 MASTERCARD PROXY	27

CORPORATE GOVERNANCE

Merit E. Janow Dean Emerita, School of International and Public Affairs, and Professor of Practice, International Economic Law and International Affairs, Columbia University

Key experiences, qualifications and skills
Professor Janow brings to the Board extensive global perspective as a dean and professor of international economic law and international affairs, especially with respect to the Asia Pacific region. Her university career, public board service and other initiatives provide significant insight on technology, innovation, digital matters and cybersecurity. She brings deep experience in working with governments and regulatory bodies through her past government service and her academic and legal career, as well as through her service on not-for-profits and advisory bodies.

Board Chairperson since
January 2022
Former Lead Director
January 2021-December 2021
Director since
June 2014
Age at Annual Meeting
68
Board committees
•Nominating and Corporate Governance (chairperson)
•Audit
•Risk

Professional experience
Columbia University, a private university
•Dean Emerita, School of International and Public Affairs (since 2022)
•Professor of Practice, International Economic Law and International Affairs (since 1994)
U.S. Department of Justice, a federal agency that enforces the law and ensures fair administration of justice
•Executive Director of the International Competition Policy Advisory Committee of the U.S. Department of Justice’s Antitrust Division (1997-2000)
Office of the U.S. Trade Representative, a federal agency responsible for developing and promoting U.S. foreign trade policies
•Deputy Assistant U.S. Trade Representative for Japan and China (1990-1993)

Current U.S.-listed company and investment company directorships
Aptiv PLC, a global technology company (since 2021)
•Member, Compensation and Human Resources Committee
•Member, Nominating and Governance Committee
American Funds, a mutual fund family of the Capital Group, consisting of more than 20 funds (since 2001)
•Member, Nominating and Governance Committee
•Member, Proxy Committee
Prior U.S.-listed company directorships (within past five years)
Trimble Inc., a software, hardware and services technology company (2008-2021)

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation	Audit Committee financial expert

28	2026 MASTERCARD PROXY

CORPORATE GOVERNANCE

Candido Bracher Former CEO, Itaú Unibanco Group

Key experiences, qualifications and skills
Mr. Bracher brings to the Board extensive payments experience and consumer insight as a former CEO and director of a publicly traded financial institution. His experience in highly regulated industries provides valuable perspective on engaging and partnering with regulators. Mr. Bracher’s extensive experience in financial services contributes strong financial understanding. As a former CEO, he brings significant insight with respect to culture development and talent management.

Director since September 2021 Age at Annual Meeting 67 Board committees •Audit •Risk	Professional experience Itaú Unibanco Group, a Brazilian financial services company •Chief Executive Officer (2017-2021) •Senior Vice President, Wholesale Banking (2015-2017) •Vice President (2004-2015)
Current U.S.-listed company directorships
Itaú Unibanco Holding S.A., a Brazilian financial services company (since 2003)
•President, Nomination and Corporate Governance Committee
•Member, Related Parties Committee
•Member, Risk and Capital Management Committee
•Member, Environmental, Social and Climate Responsibility Committee
•Member, Compensation Committee
•Member, Personnel Committee

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation	Audit Committee financial expert

2026 MASTERCARD PROXY	29

CORPORATE GOVERNANCE

Richard K. Davis Former Executive Chairman and CEO, U.S. Bancorp

Key experiences, qualifications and skills
Mr. Davis brings to the Board extensive payments experience and consumer insight as former CEO of a publicly traded financial holding company and former chairman of a banking association and payments company. His experience in highly regulated industries and as a former Federal Reserve representative provides a valuable perspective on engaging and partnering with regulators. Mr. Davis’ extensive experience in financial services and his membership on public company audit and finance committees contribute strong financial understanding. As a former CEO, he brings significant insight with respect to culture development and talent management.

Director since June 2018 Age at Annual Meeting 68 Board committees •Human Resources and Compensation (chairperson) •Nominating and Corporate Governance
Professional experience
Mayo Clinic, a nonprofit medical practice and research group
•Chairman of the Board of Trustees (since 2025)
Make-A-Wish America, a nonprofit organization
•Chief Executive Officer (2019-2022)
U.S. Bancorp, a parent company of U.S. Bank, one of the largest commercial banks in the United States
•Executive Chairman (2017-2018)
•Chairman (2007-2017)
•Chief Executive Officer (2006-2017)
•President (2004-2016)

Current U.S.-listed company directorships
Dow Inc., a global materials science company (since 2015)
•Independent Lead Director
•Chair, Audit Committee
•Member, Compensation and Leadership Development Committee
•Member, Corporate Governance Committee
Wells Fargo & Company, a financial services company (since 2022)
•Chair, Governance and Nominating Committee
•Member, Risk Committee

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation	Audit Committee financial expert

30	2026 MASTERCARD PROXY

CORPORATE GOVERNANCE

Julius Genachowski Former Chairman, U.S. Federal Communications Commission

Key experiences, qualifications and skills
Mr. Genachowski brings to the Board extensive regulatory and government experience, digital, technology and media expertise, information security insight, a global perspective and engagement with both consumer and enterprise companies through a career as a senior government official, senior business executive, investor and director at or with technology, media and communications companies. Mr. Genachowski also adds valuable financial knowledge through his experience in private equity at a large public operating company and on public company audit committees.

Director since June 2014 Age at Annual Meeting 63 Board committees •Audit (chairperson) •Nominating and Corporate Governance •Risk
Professional experience
The Carlyle Group, a global investment company
•Senior Advisor (since 2024)
•Partner and Managing Director (2014-2023)
U.S. Federal Communications Commission, a federal agency responsible for implementing and enforcing U.S. communications law and regulations
•Chairman (2009-2013)
IAC Inc. (formerly IAC/InterActiveCorp), an internet, e-commerce and media company
•Member of Barry Diller’s Office of the Chairman, Chief of Business Operations, General Counsel and other roles (1997-2005)

Current U.S.-listed company directorships
Mattel, Inc., a multinational toy manufacturing and entertainment company (since 2024)
•Member, Audit Committee
•Member, Governance and Social Responsibility Committee
Sonos, Inc., an audio equipment manufacturer (since 2013)
•Chair of the Board
•Chair, Nominating and Corporate Governance Committee
•Member, Audit Committee
•Member, Compensation and People Committee
Other current publicly listed company directorships
Hexaware Technologies Limited, a global digital and technology services company (since 2021)

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation	Audit Committee financial expert

2026 MASTERCARD PROXY	31

CORPORATE GOVERNANCE

Choon Phong Goh CEO, Singapore Airlines Limited

Key experiences, qualifications and skills
Mr. Goh brings to the Board strong consumer insight and global perspective as the CEO and longtime senior executive of a publicly traded multinational airline. His prior positions in finance and information technology contribute valuable information security experience and financial understanding. As CEO of an airline, Mr. Goh brings significant insight with respect to culture development and talent management.

Director since April 2018 Age at Annual Meeting 62 Board committees •Nominating and Corporate Governance •Risk
Professional experience
Singapore Airlines Limited, a multinational airline
•Chief Executive Officer (since 2011)
•Executive Vice President, Marketing and the Regions (June 2010-December 2010)
•President of Singapore Airlines Cargo (2006-2010)
•Several executive positions (since 1990)
International Air Transportation Association, a global airline trade association
•Member, Board of Governors (2011-2023)
•Chairman, Board of Governors (2017-2018)

Current U.S.-listed company directorships
None
Other current publicly listed company directorships
Singapore Airlines Limited (since 2010)
SIA Engineering Company Limited, an aerospace company majority owned by Singapore Airlines Limited (since 2010)

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation	Audit Committee financial expert

32	2026 MASTERCARD PROXY

CORPORATE GOVERNANCE

Oki Matsumoto Founder, Chairman and former CEO, Monex Group, Inc.

Key experiences, qualifications and skills
Mr. Matsumoto brings to the Board global perspective and extensive financial expertise as the founder, Chairman and former CEO of a Japan-based, publicly traded financial services holding company and former director of a stock exchange. His leadership of a global online securities brokerage firm provides valuable digital and innovation experience. As a former CEO, he brings significant insight with respect to culture development and talent management.

Director since June 2016 Age at Annual Meeting 62 Board committees •Human Resources and Compensation
Professional experience
Monex Group, Inc., an online financial services holding company
•Founder, Chief Executive Officer and several other executive positions (1999-2023)
Tokyo Stock Exchange, a Japanese stock exchange
•Outside Director (2008-2013)
Financial Counsel to the Prime Minister of Japan, an advisory body supporting the Prime Minister on financial matters
•Member, Financial Counsel (1999-2000)
Goldman Sachs, a multinational investment bank and financial services company
•General Partner and several other leadership positions (1990-1998)

Current U.S.-listed company directorships
Coincheck Group N.V., a global holding company within the crypto exchange industry majority owned by Monex Group, Inc. (since 2024)
•Executive Chairman and Executive Director
Other current publicly listed company directorships
Monex Group, Inc. (since 1999)
•Chairman of the Board of Directors

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation	Audit Committee financial expert

2026 MASTERCARD PROXY	33

CORPORATE GOVERNANCE

Michael Miebach President and CEO, Mastercard

Key experiences, qualifications and skills
Mr. Miebach brings to the Board extensive global payments experience. As CEO of Mastercard and a previous region president, he provides valuable perspective on engaging and partnering with regulators and customers, as well as experience with culture development and talent management. Mr. Miebach’s prior experience as our Chief Product Officer provides strong consumer insights, as well as a deep focus on information security and innovation, including with digital payments technology.

Director since January 2021 Age at Annual Meeting 58
Professional experience
Mastercard Incorporated
•Chief Executive Officer and President (since January 2021)
•President (February 2020-December 2020)
•Chief Product Officer (2016-2020)
•President, Middle East and Africa (2010-2015)
Barclays Bank PLC, a bank and global financial services provider
•Managing Director, Middle East and North Africa (2008-2010)
•Managing Director, Sub-Saharan Africa (2007-2008)
Citigroup Inc., a bank and global financial services provider
•Several executive positions in Germany, Austria, U.K. and Turkey (1994-2007)
Current U.S.-listed company directorships International Business Machines Corporation, a technology and consulting company (since 2023) •Member, Executive Compensation and Management Resources Committee

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation	Audit Committee financial expert

34	2026 MASTERCARD PROXY

CORPORATE GOVERNANCE

Youngme Moon Donald K. David Professor of Business Administration, Harvard Business School

Key experiences, qualifications and skills
Professor Moon brings to the Board a deep understanding of strategy and innovation as a long-tenured professor at Harvard Business School. She brings strong global perspective and consumer experience based on her exposure to research at Harvard Business School. She contributes valuable insight through her extensive experience as a director at several retail and retail-centric consumer products companies.

Director since June 2019 Age at Annual Meeting 62 Board committees •Risk (chairperson) •Human Resources and Compensation
Professional experience
Harvard Business School, a private university
•Donald K. David Professor of Business Administration (since 2008)
•Senior Associate Dean for Strategy and Innovation and the MBA Program (2010-2014)
•Associate Professor (2003-2007)
•Assistant Professor (1998-2003)

Current U.S.-listed company directorships
Warby Parker Inc., an eyewear company (since 2018)
•Member, Compensation Committee
Prior U.S.-listed company directorships (within past five years)
Sweetgreen, Inc., an American fast-casual restaurant chain (2016-2025)
Unilever PLC, a British multinational consumer goods company (2016-2024)

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation	Audit Committee financial expert

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CORPORATE GOVERNANCE

Gabrielle Sulzberger Senior Managing Director, Centerbridge Partners, L.P. and Senior Advisor, Teneo

Key experiences, qualifications and skills
Ms. Sulzberger brings to the Board extensive financial experience and insight as a senior advisor and former general partner of private equity firms, chief financial officer of several companies and a U.S. public company audit committee financial expert and former board chair. She contributes strong consumer insight, global perspective and corporate governance experience, as the former leader of a consulting firm’s ESG advisory practice and as a former director at several publicly traded U.S. merchants, including as a former chair of a major merchant in the quality retail food business. Her experience as a chief financial officer provides a strong foundation for financial oversight, while her service on numerous public company boards contributes seasoned business judgment and corporate governance insight.

Director since December 2018 Age at Annual Meeting 65 Board committees •Audit •Nominating and Corporate Governance
Professional experience
Centerbridge Partners, L.P., a private investment firm
•Senior Managing Director (since 2024)
•Senior Advisor (2021-2024)
Teneo, a global CEO advisory firm
•Senior Advisor (since 2024)
•Chair, Global ESG Advisory (2021-2024)
TwoSigma Impact, a New York-based private equity fund
•Strategic Advisor (2020-2024)
Fontis Partners, L.P., a California-based private equity fund
•General Partner (2005-2018)
Gluecode Software Inc., an open-source software company
•Chief Financial Officer (2002-2005)

Current U.S.-listed company directorships
Eli Lilly and Company, a multinational pharmaceutical company (since 2021)
•Member, Audit Committee
•Member, Directors and Corporate Governance Committee
Prior U.S.-listed company directorships (within past five years)
Warby Parker Inc., an eyewear company (2021-2024)
Cerevel Therapeutics Holdings, Inc., a biopharmaceutical company (2019-2024)
Brixmor Property Group Inc., a real estate investment trust (2015-2021)

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation	Audit Committee financial expert

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CORPORATE GOVERNANCE

Harit Talwar Former Partner, Goldman Sachs and former Global Head of Goldman Sachs’ Consumer Business

Key experiences, qualifications and skills
Mr. Talwar brings to the Board extensive senior-level global payments experience and consumer insight through his leadership roles in payments and consumer banking across Europe, India, the Middle East and North America and as a director on public and private company boards. This experience provides global perspective and regulatory insight. His experience leading complex business functions brings significant insight with respect to culture development and talent management. Over the course of his career, Mr. Talwar has overseen public company financial performance and operated within highly regulated environments, with extensive experience in financial oversight, internal controls and risk management.

Director since April 2022 Age at Annual Meeting 65 Board committees •Audit •Human Resources and Compensation
Professional experience
Goldman, Sachs & Co., a multinational investment bank and financial services company
•Chairman of the Consumer Business (Marcus) (January 2021-December 2021)
•Global Head of the Consumer Business (Marus) (2015-2021)
Discover Financial Services, a digital banking and payment services company
•President, U.S. Cards (2008-2015)
•Executive Vice President, Head of Payments (2004-2008)
Morgan Stanley, a global financial services firm
•Head of Consumer Banking International (2000-2003)
Current U.S.-listed company directorships Better Home & Finance Holding Company, a digital-first homeownership company (since 2022) •Chairman of the Board of Directors

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation	Audit Committee financial expert

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CORPORATE GOVERNANCE

Lance Uggla Vice Chair, General Atlantic and Co-Founder, BeyondNetZero (a General Atlantic fund)

Key experiences, qualifications and skills
Mr. Uggla brings to the Board a global perspective as well as deep insight across data, technology and innovation as a former chairman and CEO of a publicly traded company that provides information, analytics and digital solutions to customers in business, finance and government. He provides extensive financial experience given his career within financial markets both as a former founder and CEO of an information and analytics company, as well as through executive management positions at global investment dealers. As the founder of a climate growth equity fund, Mr. Uggla contributes valuable sustainability perspective. His broad CEO service also brings significant insight with respect to culture development and talent management.

Director since June 2019 Age at Annual Meeting 64 Board committees •Human Resources and Compensation •Nominating and Corporate Governance
Professional experience
General Atlantic, a leading global growth equity investor
•Vice Chair (since 2023)
BeyondNetZero, the climate investing venture of General Atlantic’s broader portfolio
•Co-Founder (since 2022)
•Chief Executive Officer (2022-2024)
IHS Markit Ltd. (formerly Markit Ltd.), a global information provider
•Chairman and Chief Executive Officer, IHS Markit Ltd. (2018-2022)
•President and Chief Operating Officer, IHS Markit Ltd. (2016-2017)
•Founder and several other executive positions, Markit Ltd. (2003-2016)
Toronto-Dominion Securities, a multinational investment bank and financial services provider
•Several executive positions, including Vice Chairman and Head of Europe and Asia (1995-2003)
Current U.S.-listed company directorships None Prior U.S.-listed company directorships (within past five years) IHS Markit Ltd. (2016-2022)

Consumer	C-suite experience	Financial and risk	Global perspective	Human capital management	Information security	Payments	Public company board experience	Regulatory and governmental	Strategy and business development	Technology, digital and innovation	Audit Committee financial expert

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Board and committees
Board of Directors

6 number of meetings in 2025	75%+ attendance Board and committee meetings	100% attendance 2025 annual meeting of stockholders

Merit E. Janow Board Chairperson (since January 1, 2022)

Board leadership structure
Michael Miebach, our President and CEO, focuses on managing the company’s operations and strategy while providing an important link between the Board’s oversight and management of Mastercard’s day-to-day operations. The Board believes its risk management processes are well-supported by the current Board leadership structure.
The Board holds regularly scheduled meetings of independent directors in executive sessions without management present and may meet more frequently upon the request of any independent director. Our Board Chairperson, Ms. Janow, presides at these sessions.
Director attendance at meetings
During 2025, each director attended 75% or more of the meetings held by the Board and committees on which the member served during the period the member was on the Board or committee.
We encourage directors to attend our Annual Meeting. All Board members attended our 2025 annual meeting of stockholders.
Director business and region visits
Our Board uses its meetings to gain firsthand understanding of the culture across regions, as well as the issues and challenges we face, and to learn how they tie into our strategic goals. This includes meeting periodically with senior managers throughout our global business, local/regional employees and external stakeholders, such as policymakers, government officials, industry experts and business leaders, and customers that are strategically important to our business.

We have an independent Board Chairperson, Merit E. Janow. Ms. Janow was unanimously elected by the Board to the independent Board Chairperson role effective January 1, 2022 and previously served as our Lead Director.
The role of the Board Chairperson is to provide governance and leadership to the Board, including helping to organize the Board’s work and reviewing the information provided to our directors to enable them to effectively carry out their responsibilities. Ms. Janow’s responsibilities as Board Chairperson include, among other things:
•Presiding over Board meetings and executive sessions of non-management and independent directors
•Overseeing the adequacy of information available to directors
•Coordinating feedback on issues discussed in executive session, as well as performance, to the CEO
•Facilitating effective communication between the Board and our stockholders, including by, among other things, presiding over the annual meeting and any special meetings of stockholders
•Working with the CEO and Corporate Secretary to set Board meeting agendas
•Providing advice and counsel to the CEO
Given Ms. Janow’s previous experience on our Board, knowledge of Mastercard and ability to provide independent oversight of management, the Board believes that having Ms. Janow as our independent Board Chairperson is currently in the best interests of Mastercard and its stockholders.

Board committees
The Board has standing Audit, Human Resources and Compensation, Nominating and Corporate Governance, and Risk Committees, each of which operates under a written charter that is posted on our website, https://investor.mastercard.com/corporate-governance/board-committees/default.aspx. In January 2026, Julius Genachowski rotated from the Human Resources and Compensation Committee to the Nominating and Corporate Governance Committee.

For more information about Board responsibilities and functions, please see our Corporate Governance Guidelines posted on our website at
https://investor.mastercard.com/corporate-governance/governance-guidelines/default.aspx.

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CORPORATE GOVERNANCE

Audit Committee Julius Genachowski Chairperson	Human Resources and Compensation Committee Richard K. Davis Chairperson
Number of meetings in 2025
9
Other committee
members:
•Candido Bracher
•Merit E. Janow
•Rima Qureshi*
•Gabrielle Sulzberger
•Harit Talwar
Primary responsibilities
The Audit Committee assists our Board in its oversight of:
•The quality and integrity of Mastercard’s financial statements
•Mastercard’s financial and operational risk exposures and its compliance with legal and regulatory requirements
•The qualifications, performance and independence of Mastercard’s independent registered public accounting firm
•In coordination with the Risk Committee, risk assessment and risk management
•The performance of Mastercard’s internal audit function
•The quality of Mastercard’s internal controls

For more information about Audit Committee responsibilities and actions, see “Audit Committee report” on pgs 103-105.
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the SEC and the New York Stock Exchange (NYSE). The Board also has determined that each committee member is “financially literate” within the meaning of the NYSE listing standards.
Audit Committee financial experts
The Board has identified each of Ms. Sulzberger and Mr. Talwar as an “Audit Committee financial expert” under the applicable SEC rules based on their experience and qualifications.
* Until the Annual Meeting, at which Ms. Qureshi will not stand for re-election

Number of meetings in 2025
5
Other committee
members:
•Oki Matsumoto
•Youngme Moon
•Harit Talwar
•Lance Uggla
Primary responsibilities
The HRCC is primarily responsible for:
•Ensuring Mastercard’s compensation and benefit programs attract, retain and motivate employees
•Ensuring pay practices are consistent with our compensation strategy, regulatory requirements and the practices of similar companies
•Determining annual and long-term goals for Mastercard and ensuring compensation of the CEO and key executives is commensurate with level of performance
•Ensuring thoroughness of the executive succession planning process

•Providing direction to management on strategies with significant people and capabilities implications
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the SEC and the NYSE.
Director compensation
To learn more about how Mastercard considers and determines executive and non-employee director compensation, including the role of executive officers and the compensation consultant, see “Compensation discussion and analysis” beginning on pg 61.

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CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee Merit E. Janow Chairperson	Risk Committee Youngme Moon Chairperson
Number of meetings in 2025
5
Other committee
members:
•Richard K. Davis
•Choon Phong Goh
•Gabrielle Sulzberger
•Lance Uggla
•Julius Genachowski (joined in January 2026)
Primary responsibilities
The NCG’s responsibilities include:
•Identifying individuals qualified to become directors
•Recommending that the Board select the candidates for directorships to be filled by the Board or by the stockholders
•Developing and recommending to the Board a set of corporate governance principles
•Overseeing the annual process for Board and committee self-evaluations
•Overseeing legal and public policy matters significant to Mastercard
•Taking a leadership role in shaping corporate governance of Mastercard

•Overseeing, in coordination with the other committees of the Board, as applicable, Mastercard’s environmental, social and governance policies and programs, including those related to corporate responsibility, environmental stewardship and human rights
Review of director commitments
Under our Corporate Governance Guidelines, the NCG reviews on an annual basis directors’ time commitments. In addition, the NCG reviews the appropriateness of a director’s continued service in the event of a material change in his or her other responsibilities. A director is also required to notify us in advance of accepting another public company board appointment. Directors’ service on public company boards is reviewed on an annual case-by-case basis by the NCG.
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the NYSE.

Number of meetings in 2025
4
Other committee
members:
•Candido Bracher
•Julius Genachowski
•Choon Phong Goh
•Merit E. Janow
•Rima Qureshi*
Primary responsibilities
The duties of the Risk Committee, in coordination with the Audit Committee, where appropriate, include:
•Reviewing Mastercard’s risk management governance, framework and programs, including risk management culture and risk management function
•Reviewing Mastercard’s guidelines and policies with respect to risk assessment and risk management, major strategic risk exposures and management’s oversight of such exposures
•In consultation with the Audit Committee, overseeing risk relating to settlement and counterparty risk

•Overseeing the establishment, operation and annual refresh of our risk appetite statement and metrics and their alignment with our strategic, capital and financial plans and, where applicable, regulatory requirements and recommend approval of the risk appetite statement to the Board
•Overseeing risks relating to information security, inclusive of cybersecurity; enterprise resilience, inclusive of crisis management, operational and technology; privacy and data protection; regulatory affairs; franchise and competition (including digital disintermediation)
•Reviewing risks regarding the company’s regulated activities
•In coordination with the Audit Committee, reviewing regulatory examination or independent auditor reports pertaining to matters within the Risk Committee’s purview
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the NYSE.
* Until the Annual Meeting, at which Ms. Qureshi will not stand for re-election

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CORPORATE GOVERNANCE
Board and committee evaluation
The Board believes that an annual review of its performance is critical to ensuring its overall effectiveness. Each year, the Board and its committees undergo an evaluation to examine membership, composition, committee member and committee chairperson rotation, and overall board refreshment. Our evaluation process is designed to identify ways in which to enhance the performance of the Board and ensure that our directors have the right experiences and skills to execute our strategy. The NCG oversees the annual evaluation process for the Board and each of its committees, determining the format and framework, including whether to use a third-party facilitator.
When we do not use a third-party facilitator, we utilize an individual director questionnaire to facilitate the annual self-evaluation of topics such as board and committee responsibilities and effectiveness, director contributions, and interactions between the Board and management. Our Board Chairperson/NCG Chairperson reviews the questionnaire results and shares them with each committee chairperson. Our Board Chairperson has conversations with individual Board members and organizes and summarizes the responses and recommendations for discussion with the Board. Each committee reviews its own assessment as well.

1	The NCG determines evaluation process format and considers possible enhancements, including whether to use a third-party facilitator.

2	If no facilitator is used, the NCG oversees the updated questionnaires to elicit relevant feedback on topics, including Board and committee performance, dynamics and structure.

3	Board Chairperson and committee chairpersons review, summarize and share results with the other directors.

4	Determinations are made as to action items to ensure the ongoing effectiveness of the Board and its committees.

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Board risk oversight
Our Board is responsible for understanding the issues and risks that are central to our success, establishing Mastercard’s risk appetite and overseeing our risk management program, as well as our risk assessment and management processes. The Board recognizes the importance of effective risk oversight to the success of our business strategy and to the fulfillment of its fiduciary duties to us and our stockholders. The Board believes thoughtful risk-taking is a critical component of innovation and effective leadership. It also recognizes that imprudently accepting risk or failing to appropriately identify and mitigate risks could negatively impact our business and stockholder value. The Board seeks to foster a risk-aware culture by encouraging thoughtful risk-taking in pursuit of our objectives.
The Board exercises this oversight both directly and indirectly through its standing committees, each of which is delegated responsibility for specific risks and keeps the Board informed of its oversight efforts through regular reports by each committee chairperson. In general, the Audit Committee and Risk Committee coordinate to oversee our guidelines and policies with respect to risk assessment and risk management. The chart on the following page depicts the allocation of risk oversight responsibilities among our Board’s committees. Management is accountable for day-to-day risk management efforts, including the creation of appropriate risk management programs and policies. Key risks are escalated up through management to Board-level committees and the full Board as appropriate. The Chief Risk Officer serves as the primary management liaison to the Board’s Risk Committee and supports the Board in its oversight of risk governance, management and culture. The Chief Risk Officer also serves as the chairperson of our internal Executive Risk Committee, composed of senior executives and other risk functions who are charged with day-to-day oversight of risks within their business areas. The Executive Risk Committee is our senior most risk decision-making forum and oversees Mastercard’s risk management framework and risk profile. The Board and committees’ risk oversight and management’s ownership of risk are foundational components of our Enterprise Risk Management program, which is designed to provide comprehensive, integrated oversight and management of risk, as well as to facilitate transparent identification and reporting of key business issues to senior management, appropriate Board committees and the Board as a whole.

Artificial intelligence oversight
Our Board provides ongoing oversight of the company’s approach to ethical, responsible and effective use of AI and data across the enterprise. We have implemented comprehensive generative AI guidelines to oversee the ethical and responsible use of AI. These guidelines are informed by our broader data and technology responsibility principles and are designed to evolve as technology, business needs and regulatory expectations change.
Our Risk Committee receives periodic briefings from the Chief Privacy, AI & Data Responsibility Officer. The entire Board receives regular updates on AI strategy from our Chief AI & Data Officer, including reports regarding certain potential uses of generative AI and the development of generative AI governance principles. Our Board also receives insights on AI from external industry experts.

Information security, privacy and data protection oversight
Given the importance of information security and privacy to our stakeholders, our Board receives an annual report from our Chief Security Officer to discuss our program for managing information security risks, including cybersecurity and data security risks. Our Risk Committee also receives periodic briefings on data privacy from the Chief Privacy, AI & Data Responsibility Officer. Our Risk Committee receives regular reports on our cyber readiness, our risk profile status, our cybersecurity programs, material cybersecurity risks and mitigation strategies, third-party assessments of our cybersecurity program and other cybersecurity developments. The Risk Committee Chairperson provides reports to the Board on such topics. Our Board and the Risk Committee also receive information about these topics as part of regular business, legal and regulatory updates. In addition, we engage directors as part of cybersecurity and data breach incident simulations. Further, we have protocols in place to timely inform the Audit Committee of a material cybersecurity incident that could have a potential impact on our financial statements.

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CORPORATE GOVERNANCE

Board of Directors Our Board oversees major risks, including strategic, operational (including cybersecurity), legal and regulatory, financial and CEO succession planning risks.

The Board’s standing committees oversee delegated responsibilities for specific risks and other duties delegated by the Board.

Nominating and Corporate Governance Committee	Human Resources and Compensation Committee	Audit Committee	Risk Committee

•Governance structure and processes •Legal and public policy matters significant to Mastercard •In coordination with other committees, environmental, social and governance policies and programs
•Employee compensation policies and practices
•People and capabilities policies and practices, including those related to organizational engagement and effectiveness and employee development
•Non-executive director compensation policies and practices
•Executive succession planning

•Financial statement integrity and reporting
•Major financial and operational risk exposures
•Capital and liquidity risks
•Guidelines and policies with respect to risk assessment and risk management
•Legal and compliance risks
•Internal controls

•Risk management governance, framework and programs, including risk appetite
•Major strategic risk exposures
•Information security, inclusive of cybersecurity, operational and technology, privacy and data protection risks
•Enterprise resilience, inclusive of crisis management
•Regulatory risks
•Franchise and competition (including digital disintermediation) risks

In overseeing these risks, the Board gives consideration to our brand and reputation, as well as to our culture and conduct.

Management

The key risk responsibilities of our management team include:
•Executive Risk Committee’s oversight of our risk management framework and risk profile
•Business units’ responsibilities in the first line of defense to effectively identify, escalate and manage risks incurred in the course of doing business
•Second line of defense functions’ responsibility to design a risk framework, including setting boundaries and managing risk appetite
•Internal audit’s responsibility to provide independent assurance on design and effectiveness of internal controls and governance processes

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The key processes by which the Board and its committees oversee risk are as follows:
•Board. The Board exercises its direct oversight responsibility by meeting, at least annually, with management to discuss risk management processes and to assess the major risks impacting Mastercard. The Board also considers management’s risk analyses as it evaluates Mastercard’s business strategy. Throughout the year, the Board and designated committees dedicate a portion of their regularly scheduled meetings to review and discuss specific risks in detail, including through the use of hypothetical risk scenarios and incident simulations. Strategic and operational risks are presented to and discussed with the Board and its committees by management, including the Chief Administrative Officer, General Counsel, Chief Financial Officer, Chief Risk Officer, Chief Compliance Officer and Chief Audit Executive.
•Audit Committee. The Audit Committee oversees risk management policies and processes by periodically meeting with management, the Chief Audit Executive and our independent registered public accounting firm for discussions regarding risk. The Audit Committee coordinates with the Risk Committee in its risk management oversight responsibilities. The Audit Committee reviews updates on significant legal and regulatory matters. In addition to the Chief Audit Executive, the Chief Compliance Officer has functional reporting to the committee. The Audit Committee reviews the status of our internal controls and approves internal and external audit plans based on a risk-based methodology and evaluation. The Audit Committee oversees risk relating to the financial statements and financial reporting and controls, including capital and liquidity; internal controls; legal and compliance risks; operational and technology risks; third-party risks; and such other risks that the Board shall from time to time determine.
•Human Resources and Compensation Committee. When establishing compensation program elements, making awards and determining final payouts for incentive compensation, the HRCC considers the relationship of Mastercard’s risk oversight to compensation policies and practices for all employees and non-executive officers, including whether our compensation programs create or encourage excessive risk-taking that is reasonably likely to have a material adverse effect on us. We further discuss the HRCC’s assessment of risk under “Executive compensation – Compensation discussion and analysis – Risk assessment” on pg 81.
•Nominating and Corporate Governance Committee. The NCG oversees risks by meeting periodically throughout the year to proactively consider and address key governance matters, including board refreshment and evaluation of performance; environmental, social and governance policies and programs; and legal and public policy matters that could have a significant impact on Mastercard.
•Risk Committee. The Risk Committee, in coordination with the Audit Committee, oversees risk assessment and risk management of Mastercard. It reviews with management matters relating to the policies, practices and outcomes of Mastercard that relate to risk management. In particular, the Risk Committee oversees Mastercard’s enterprise risk management program and focuses on major strategic risks facing Mastercard and the steps management has taken to monitor and control such exposures. The Risk Committee reviews Mastercard’s risk management framework and programs used by management in its discussions of our risk profile and risk exposures with the Board, including reviewing how effectively management is maintaining an appropriate risk management culture and the effectiveness of Mastercard’s risk management function. The Risk Committee is provided with an information security update and reviews periodic risk reports regarding the regulated activities of Mastercard and our business units and has the right to periodically request that the business units provide relevant risk information to the Risk Committee. The Risk Committee also oversees risks relating to enterprise resilience, inclusive of crisis management, operations and technology, privacy and data protection, regulatory affairs, franchise and competition (including digital disintermediation).

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CORPORATE GOVERNANCE
Our corporate governance practices
Our robust corporate governance practices and policies align with our strategic objectives and result in effective, independent oversight.

Board practices include:
•Oversight of long-term, key strategies
•Frequent executive sessions of independent directors
•Continuous assessment of Board refreshment
•Oversight of risk management practices central to the company’s success
•Continuing director education, including education regarding cybersecurity in 2025
•Independent Board Chairperson
•Active engagement in managing talent and long-term succession planning
•10 of 11 independent director nominees

Board policies include:
•Annual election of directors
•Majority voting standard for director elections
•Stockholders’ right to call special meetings (15% threshold)
•Proxy access
•Stock ownership guidelines for directors
•Limit of four publicly traded companies on which our directors may serve
•NCG annual review of director time commitments
•NCG review of material changes in a director’s other responsibilities
•Annual Board and committee self-evaluations

We encourage you to visit the “Corporate Governance” area of the “Investor Relations” page of our website, where you will find our key documents, policies and additional information about corporate governance at Mastercard.

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Doing well by doing good
Our approach of doing well by doing good at Mastercard is driven from the top by our Board and CEO and is embedded at every level of our organization.

Board of Directors The Board oversees our impact strategy, including environmental, social and governance related matters.

Nominating and Corporate Governance Committee	Audit Committee	Risk Committee	Human Resources and Compensation Committee
Oversees, in coordination with other committees of the Board, as applicable, the company’s environmental, social and governance policies and programs, including those related to:
•Corporate responsibility
•Environmental stewardship
•Human rights
•Public policy activities
	Oversees financial and operational risk exposures and compliance with legal and regulatory requirements and disclosures, including: •Tax practices •Compliance with Code of Conduct	In coordination with Audit Committee, oversees risk assessment and risk management, including: •Enterprise risk management •Privacy, data responsibility and information security
Reviews people and culture strategy, including:
•Compensation and benefits frameworks
•Key human resources policies and practices, including those related to organizational effectiveness and employee development programs

Management
Under the Board's oversight, the Management Committee implements the company's strategic direction, including our impact strategy and related matters. The Management Committee consists of our Executive Leadership Team and additional members of management. Members of our management team report regularly to the Board and its relevant committees. Our senior management works together to assess and manage our efforts across the organization.
The executive-level Impact Steering Committee, made up of leaders from each of our business units and managed by the Chief Sustainability Officer, meets approximately quarterly to review impact-related performance, provide strategic direction and support company-wide alignment.
The Chief Sustainability Officer is tasked with developing impact goals in coordination with the business units and working with them to leverage impact as an enterprise-wide driver of growth. The Chief Sustainability Officer reports to the President of the Mastercard Center for Inclusive Growth & Executive Vice President of Sustainability, who is on the Management Committee. The President of the Mastercard Center for Inclusive Growth & Executive Vice President of Sustainability reports to the Vice Chairman and President of Strategic Growth, who is on the Management Committee and is an Executive Leadership Team member, reporting directly to the CEO.

For more information, please see our website at https://www.mastercard.com/us/en/for-the-world/corporate-impact.html. Our impact report on these matters is not part of, or incorporated by reference into, this proxy statement.

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CORPORATE GOVERNANCE
Our engagement and transparency

Engaged with stockholders representing
~2/3 of Total*	~90% of Top 100*
* Percent of shares owned by stockholders in representative groups and for the fiscal year (FY) 2025

We recognize the benefits of regular engagement with our stockholders and other stakeholders in order to understand their different perspectives on matters that affect the company, as well as discuss details of our strategy and performance. Our Investor Relations team, in tandem with members of the Executive Leadership Team and the Board, maintains consistent stockholder engagement year-round.
We have a commitment to transparency. Our disclosures address critical matters of interest to our stakeholders.

Who engages	Who we engage	How we engage	Topics of engagement

•Executive Leadership Team •Board, where appropriate •Investor Relations •Corporate Secretary’s Office	•Stockholders •Sell-side analysts •Proxy advisory firms •Sustainability rating firms •Rating agencies •Regulators •Lending institutions	•Annual Meeting of Stockholders •Our website •Investor calls & meetings •Road shows & investor days •Conference participation •Various reporting and disclosures
•Board refreshment
•Business strategy and performance
•Compensation practices
•Data privacy
•Environmental and social impact
•Feedback on initiatives, disclosures and proposals relating to our Annual Meeting
•Governance
•Regulatory and policy
•Risk oversight
•Talent and culture

Engagement with stockholders and other stakeholders provides valuable input on topics of interest and allows us to provide key updates. Feedback is regularly consolidated and provided to the Board. The Board also receives periodic updates from our Investor Relations team, which includes an annual investor relations report.
This input helps us plan for the future. We evaluate and respond as appropriate, including through actions and disclosures or as part of our broader strategy, all within the broader landscape of our goals and priorities.

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CORPORATE GOVERNANCE
Other corporate governance matters
Political activity and spending
We are committed to engaging appropriately in the political process and policy arena in a manner that informs and affects the debate concerning issues related to our business, investors and customers. We strive to engage on these issues in the most responsible and ethical way. Any such activities in which we engage are based solely upon the best interests of Mastercard and are made without regard to the private political preferences of our officers and/or executives. We provide additional disclosure on our political activity and spending on our website, which is not part of, or incorporated by reference into, this proxy statement.
Code of Conduct and Supplemental Code of Ethics
We have a written Code of Conduct that applies to all of our directors, executive officers and employees and provides a statement of Mastercard’s policies and procedures for conducting business legally and ethically. In addition, Mastercard has adopted a written Supplemental Code of Ethics that applies only to the CEO, Chief Financial Officer, Controller and certain other senior officers. We will promptly disclose, if required by applicable laws, any amendment to, or waiver from, our Code of Conduct or Supplemental Code of Ethics granted to directors or executive officers by timely posting such information on our website.

Where to find our Code of Conduct and Supplemental Code of Ethics

Go to our website at https://investor.mastercard.com/corporate-governance/policies-and-reports/default.aspx

Request copies (free of charge) by writing to: Office of the Corporate Secretary 2000 Purchase Street Purchase, NY 10577 Attention: Corporate Secretary
Hedging/pledging prohibitions
We prohibit engaging in short-term or speculative investment activity related to Mastercard securities, holding Mastercard securities in a margin account (unless arrangements are made to cover any margin calls in cash), pledging (or hypothecating) Mastercard securities as collateral for a loan, and trading activity that is designed to hedge or offset against decreases in the value of our securities.
Insider trading policies and procedures
We have adopted insider trading policies and procedures governing the purchase, sale and/or other dispositions of Mastercard securities applicable to our directors, officers, employees, contingent workers and consultants. We believe these processes and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and the NYSE listing standards. Our Insider Trading Policy was filed as Exhibit 19.1 to our 2025 Form 10-K. In addition, with regard to Mastercard trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

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CORPORATE GOVERNANCE
Communicating with the Board
Stockholders and other interested parties may contact any or all Board members (including our Board Chairperson or the non-management directors as a group), any of its committees or any committee chairperson by email or mail per the instructions below. Correspondence should be addressed to the Board, any such individual director, or any group or committee of directors by either name or title.
Our Corporate Secretary (or in his or her absence another member of our Law Department) will open all communications received to determine whether the contents represent a message to the directors. All correspondence other than advertising, promotions of a product or service, or trivial, irrelevant, unduly hostile, threatening, illegal, patently offensive or similarly inappropriate material will be forwarded promptly to the addressee. If no particular director is named, the communication will be forwarded, depending on the subject matter, to the Chairperson of the Audit Committee, HRCC, NCG or Risk Committee, as appropriate.
All such correspondence should be sent either by email or by mail to:

By email:

corporate.secretary@mastercard.com
By mail:

Mastercard Incorporated Board of Directors Office of the Corporate Secretary 2000 Purchase Street Purchase, NY 10577 Attention: Corporate Secretary

The Corporate Secretary will forward to the Audit Committee Chairperson any correspondence that reflects a complaint or concern involving any of the following:
•accounting, internal accounting controls and auditing matters;
•possible violations of, or non-compliance with, applicable legal and regulatory requirements;
•possible violations of Mastercard’s Supplemental Code of Ethics for the CEO and senior officers; or
•retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint.

•

Whistleblower Policy

Stockholders, employees and others also may report complaints and concerns regarding accounting, internal accounting controls, auditing matters, possible violations of (or non-compliance with) applicable legal and regulatory requirements, possible violations of Mastercard’s Supplemental Code of Ethics or retaliatory acts against employees who make such a complaint or assist in the investigation of such a complaint in accordance with our Whistleblower Policy. We include certain reports in a high-level summary that is distributed to the Audit Committee. The Chief Compliance Officer reports developments to the Chairperson of the Audit Committee (and, if the Chairperson so directs, to the full Audit Committee) at or in advance of each regularly scheduled quarterly meeting, or more frequently, if warranted. You can find our Whistleblower Policy in the “Investor Relations” section of our website under Corporate Compliance at https://investor.mastercard.com/corporate-governance/policies-and-reports/default.aspx.

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CORPORATE GOVERNANCE
Director independence and related party transactions
Director independence
The corporate governance listing standards of the NYSE require that a majority of the Board (and each member of the Audit Committee, the HRCC and the NCG) be independent. To assist in its independence determinations, the Board has adopted director independence standards as part of our Corporate Governance Guidelines, which you can find on our website at https://investor.mastercard.com/corporate-governance/governance-guidelines/default.aspx.
No director or director nominee will be considered independent unless the Board affirmatively determines that such individual has (or would have) no material relationship with Mastercard (either directly or as a partner, stockholder or officer of an organization that has a relationship with Mastercard) other than as a Board or committee member. Additional requirements apply to Audit Committee and HRCC members. When making independence determinations, the Board broadly considers all relevant facts and circumstances, as well as any other facts and considerations specified by the NYSE, by law, or by any rule or regulation of any other regulatory body or self-regulatory body applicable to Mastercard. When assessing the materiality of a director’s relationship with Mastercard, the Board considers the issue not merely from the standpoint of the director or director nominee but also from that of persons or organizations with which such individual has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others). In addition, the Board applies the independence guidelines set forth in our Corporate Governance Guidelines, which generally track the independence standards set by the NYSE.
In determining the independence of each current non-management director and director nominee, the Board considered any transactions, relationships and arrangements as required by the NYSE rules and our Corporate Governance Guidelines.

The Board affirmatively determined that each of our current directors and director nominees is independent except for Mr. Miebach (our President and CEO).

Certain relationships and related party transactions
Policy and procedures for related party transactions
We have a written related party transactions policy, which can be found within our Code of Conduct. To supplement our related party transactions policy, we maintain written related party transactions procedures that set forth the processes and procedures governing the identification, review, approval and disclosure of related party transactions.
Our related party transactions policy and procedures require that any transaction (or series of similar transactions) involving Mastercard in which the aggregate amount exceeds $120,000 and in which a related party would have a direct or indirect material interest, be promptly disclosed to the General Counsel, including the facts and circumstances of such transaction. Transactions with related parties must not commence or continue without the approval of the Audit Committee. Any director having an interest in the transaction is not permitted to vote on the approval or disapproval of such transaction. Under our related party transactions policy and procedures, a related party is any of the following:
•an executive officer of Mastercard
•a director (or director nominee) of Mastercard
•a beneficial owner of more than 5% of Mastercard’s securities
•an immediate family member (which means any child, stepchild, parent, stepparent, spouse, sibling or in-law, as well as any person (other than a tenant or employee) sharing the household of any one of the above described persons)
•an entity substantially owned or controlled by any one of the above described persons

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CORPORATE GOVERNANCE
Related party transactions
Tara Maguire, who is employed as Executive Vice President, Financial Operations for Mastercard, shares a household with Craig Vosburg, a named executive officer of Mastercard. In 2025, Ms. Maguire earned $873,702 in base salary and cash bonus and received long-term incentive equity awards with an aggregate grant date value of $450,000. She participates in employee benefit plans and programs generally made available to employees of similar responsibility levels, and her compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities in her geographic location. Ms. Maguire’s role is not within Mr. Vosburg’s reporting line, and, therefore, he does not participate in any performance or compensation discussions related to her.
Anna Ling, who is employed as a Specialist, Product Management for Mastercard, is the daughter of Ling Hai, an executive officer of the company. In 2025, Anna Ling earned $127,262 in base salary and cash bonus. She participates in employee benefit plans and programs generally made available to employees of similar responsibility levels, and her compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities in her geographic location. Ms. Ling’s role is not within Mr. Ling’s reporting line, and, therefore, he does not participate in any performance or compensation discussions related to her.
Additional board service requirements
Our certificate of incorporation, bylaws and Corporate Governance Guidelines provide additional requirements for service as a Board member and officers or employees of Mastercard or any of its subsidiaries (management directors).

Provision	Description
Requirements for service
No director can:
•either currently or during the prior three years have an affiliation (including as a trustee, officer, employee, agent or representative) with Mastercard Foundation, or otherwise have any material business relationship with Mastercard Foundation or
•be a director, regional board director, officer, employee or agent of an entity (or an institution that is represented on any board of such an entity) that owns and/or operates a payment card network that is competitive with Mastercard’s comparable card networks, as determined in the sole discretion of the Board

Quorum	A majority of the directors in office, provided that a majority of the directors present are not management directors, constitutes a quorum
Vacancies	Vacancies are to be filled only by a vote of the majority of the directors then in office

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CORPORATE GOVERNANCE
Director compensation
Mastercard’s director compensation is primarily composed of cash and equity-based compensation. The company sets compensation for non-employee directors competitively and in light of the time commitment and prior experience levels expected of directors. Each year, the HRCC’s independent consultant, FW Cook, reviews Mastercard’s director compensation levels relative to market data (the same peer companies used to benchmark and to set executive compensation levels). Based on FW Cook’s advice, the HRCC recommends the form and amount of director compensation, which is determined by the Board.
As a management director of the company, Mr. Miebach receives no such compensation for service on our Board or any of its committees.
2025 director compensation
Following the annual review of director compensation, the Board approved certain changes to director compensation proposed by the HRCC that were developed in consultation with the HRCC’s independent consultant and became effective July 1, 2025 and included:
•a $10,000 increase in the equity retainer;
•a $5,000 increase in the cash retainer for all Committee Chairpersons; and
•a $2,500 increase in the cash retainer for all Committee members.
These increases were prorated for the portion of the 2025 fiscal year following July 1, 2025.
The following table describes the components of 2025 director compensation:

Annual compensation for Board service
Role	Cash	Equity
Non-employee directors	$100,000	$255,000
Board Chairperson	$187,500	$342,500

Additional cash compensation for committee service
Committee	Chairperson	Non-chair
Audit	$45,000	$22,500
Human Resources and Compensation	$35,000	$17,500
Nominating and Corporate Governance	$30,000	$15,000
Risk	$45,000	$22,500
Cash compensation is paid in advance in January for the first half of the year and in arrears in December for the second half of the year. The annual retainer and any committee retainer fees are prorated for partial-year Board or committee service. Under the Mastercard Incorporated Deferral Plan, U.S. non-employee directors are eligible to defer all or part of their cash compensation into a non-qualified deferred compensation arrangement. Directors who elect to defer cash compensation receive earnings on their deferrals based on investment elections. None of the investment options provides returns considered to be above-market or preferential. The equity compensation described in the table applies to the equity grants made to non-employee directors on June 24, 2025 in connection with the 2025 annual meeting of stockholders.
Annual equity grants that are awarded upon a director’s election to the Board on the date of the annual meeting of stockholders are immediately vested with a four-year transfer restriction and are in the form of restricted stock or deferred stock units (DSUs). Each director selects the form of his or her award during an annual election process. Directors elected to the Board outside of the annual meeting of stockholders are granted a prorated equity award.
Non-employee directors are eligible to have Mastercard make matching gift contributions of up to $10,000 annually to eligible charities in the name of the director. In addition, non-employee directors are eligible to have Mastercard make contributions of up to $5,000 to a charity of their choice to match director contributions to Mastercard’s Political Action Committee. Directors are reimbursed for expenses related to attending Board and committee meetings.
Director stock ownership guidelines
Each non-employee director is expected, within six years of joining the Board, to accumulate an ownership position in our stock equal to five times the applicable annual cash retainer. All current non-employee directors have holdings that exceed the guidelines’ recommended ownership level.

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CORPORATE GOVERNANCE
2025 total director compensation
The following table summarizes the total compensation earned in 2025 by each of our non-employee directors.

Name	Fees earned or paid in cash ($)	Stock awards ($)[1]	All other compensation ($)[2]	Total ($)
(a)	(b)	(c)	(d)	(e)
Merit E. Janow, Board Chairperson	257,500	342,881	15,000	615,381
Candido Bracher	142,500	255,349	—	397,849
Richard K. Davis	146,250	255,349	5,000	406,599
Julius Genachowski	180,000	255,349	15,000	450,349
Choon Phong Goh	135,000	255,349	10,000	400,349
Oki Matsumoto	116,250	255,349	—	371,599
Youngme Moon	158,750	255,349	10,000	424,099
Rima Qureshi	142,500	255,349	—	397,849
Gabrielle Sulzberger	135,000	255,349	15,000	405,349
Harit Talwar	137,500	255,349	—	392,849
Lance Uggla	130,000	255,349	10,000	395,349
1Amount represents the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 excluding the effects of estimated forfeitures in connection with all stock awards granted to Board members in 2025. The share price used for converting the grant made on June 24, 2025, the date of the 2025 annual meeting of stockholders, was the closing price of our common stock on the NYSE on that date ($557.53 per share). The award to Ms. Janow represents 615 DSUs. Awards for Mr. Bracher, Mr. Genachowski, Mr. Goh and Mr. Talwar represent 458 shares of restricted stock per director. Awards to Mr. Davis, Mr. Matsumoto, Ms. Moon, Ms. Qureshi, Ms. Sulzberger and Mr. Uggla represent 458 DSUs per director.
2Amount represents company-paid charitable matching contributions.

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CORPORATE GOVERNANCE
The following table further describes the fees paid in cash to each non-employee director for 2025, as shown in column (b) of the above table:

Name	Annual retainer ($)	Audit Committee retainer ($)	HRCC retainer ($)	NCG retainer ($)	Risk Committee retainer ($)	Fees earned or paid in cash ($)
Merit E. Janow, Board Chairperson	187,500	21,250	—	27,500	21,250	257,500
Candido Bracher	100,000	21,250	—	—	21,250	142,500
Richard K. Davis	100,000	—	32,500	13,750	—	146,250
Julius Genachowski	100,000	42,500	16,250	—	21,250	180,000
Choon Phong Goh	100,000	—	—	13,750	21,250	135,000
Oki Matsumoto	100,000	—	16,250	—	—	116,250
Youngme Moon	100,000	—	16,250	—	42,500	158,750
Rima Qureshi	100,000	21,250	—	—	21,250	142,500
Gabrielle Sulzberger	100,000	21,250	—	13,750	—	135,000
Harit Talwar	100,000	21,250	16,250	—	—	137,500
Lance Uggla	100,000	—	16,250	13,750	—	130,000

2026 MASTERCARD PROXY	55

Management Committee
Our Board oversees and approves the company’s long-term strategy. Under the Board’s oversight, the Management Committee implements our strategic direction. The Management Committee consists of our Executive Leadership Team and additional members of management.	04

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MANAGEMENT COMMITTEE
Management Committee members
The Executive Leadership Team’s focus is on the execution of strategy and overall stewardship of Mastercard. The purpose of the Management Committee is to ensure alignment and implementation of key business decisions across the enterprise. Our Executive Leadership Team members are identified below by boldface type. The information reported is current as of the date of this filing.

Name	Title
Chiro Aikat	Co-President, US Market
Ka-Wai Au	Executive Vice President, Global Customer Delivery and Care
Mark Barnett	Executive Vice President, Small and Medium Enterprises
Eimear Creaven	President, Global Partnerships
Kelly Devine	President, Europe
Dimitrios Dosis	President, Eastern Europe, Middle East and Africa
Jennifer Erickson	Executive Vice President, Communications
Tine Fincioen	Executive Vice President, Optimization
Tucker Foote	Chief Government Affairs and Policy Officer
Pablo Fourez	Chief Digital Officer
Johan Gerber[1]	Executive Vice President, Security Solutions
Karen Griffin	Chief Risk Officer
Susan Grossman	Executive Vice President, Consumer Acquisition and Engagement
Cheryl Guerin	Executive Vice President, Global Brand Strategy and Innovation
Ling Hai	President, Asia Pacific, Europe, Middle East and Africa
Tiffany Hall	General Counsel
Sherri Haymond	Executive Vice President, Global Digital Commercialization
Jon Huntsman	Vice Chairman and President, Strategic Growth
Pratik Khowala	Executive Vice President, Transfer Solutions
Linda Kirkpatrick	President, Americas
Jill Kramer	Chief Marketing and Communications Officer
Jorn Lambert	Chief Product Officer
Michael Lashlee	Chief Security Officer

Name	Title
John Levitsky	Co-President, US Market
George Maddaloni[2]	Chief Technology Officer, Operations
Edward McLaughlin	President and Chief Technology Officer, Mastercard Technology
Sachin Mehra	Chief Financial Officer
Michael Miebach	President and CEO
Ken Moore	Chief Innovation Officer
Susan Muigai	Chief People Officer
Timothy Murphy	Vice Chair
Marc Pettican	Executive Vice President, Global Corporate Solutions
Peter Reynolds[3]	Executive Vice President, Real Time Payments
Bunita Sawhney	Chief Consumer Product Officer
Andrea Scerch	President, Latin America and Caribbean
Eric Schneider	Executive Vice President, Services Business Development
Raj Seshadri	Chief Commercial Payments Officer
Shamina Singh	President, Mastercard Center for Inclusive Growth and Executive Vice President, Sustainability
Jess Turner	Executive Vice President, Global Head of Open Finance and Developer Experience
Greg Ulrich	Chief AI and Data Officer
Richard Verma	Chief Administrative Officer
Craig Vosburg	Chief Services Officer
Tiffany Wan	Executive Vice President, Strategy, Corporate Development and M&A
Richard Wormald	President, Asia Pacific
1 Effective May 1, 2026, Johan Gerber will become Executive Vice President, Network Products and Real Time Payments.
2 Effective May 29, 2026, George Maddaloni will depart from the organization.
3 Effective April 30, 2026, Peter Reynolds will depart from the organization.

2026 MASTERCARD PROXY	57

MANAGEMENT COMMITTEE
Executive officers
Additional information about our executive officers may be found in our 2025 Form 10-K.
Our Management Committee exhibits a broad range of perspectives and experiences.

25%	Our Management Committee members hail from 10 countries across 4 continents
11 Management Committee members are located in non-U.S. offices

54	14+

Average age of Management Committee members
Unique industry work experience, including:
Commercial Banking
Consulting/Marketing/Professional Services
Consumer Goods
Cybersecurity
Data and AI
Financial Services
Government
Information Technology Services
Legal
Media
Payments
Retail/Merchant
Technology
Telecommunications

58	2026 MASTERCARD PROXY

	Executive compensation
05	This section describes our executive compensation program for 2025 and certain elements of the 2026 compensation program for our named executive officers.

	Compensation discussion and analysis table of contents

	Executive summary	61	2026 compensation decisions	79

	2025 total direct compensation (TDC) for NEOs	65	Additional compensation program features and policies	80

	Other elements of compensation	74	Compensation Committee report	82

	Annual compensation decision-making participants and process	75	2025 compensation tables and disclosures	83

	Peer group	77

2026 MASTERCARD PROXY	59

EXECUTIVE COMPENSATION

Proposal 2: Advisory approval of Mastercard’s executive compensation	The Board unanimously recommends that stockholders vote FOR the advisory approval of our executive compensation as disclosed in this proxy statement.
Pursuant to Section 14A of the Securities Exchange Act of 1934 (Exchange Act), we are asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers (NEO). Our compensation and benefit programs are significantly performance-based and are designed to attract, retain and motivate our NEOs, who are critical to our success, and to align their interests with those of our stockholders. Our Board continues to believe that our executive compensation program and policies are effective in achieving these core principles.
The HRCC routinely reviews the compensation and benefit programs for our NEOs to ensure that they achieve the desired goals of closely aligning our executive compensation with performance and with our stockholders’ interests. These reviews have resulted in a number of changes over the last several years.
We are asking stockholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal, commonly known as a say-on-pay proposal, gives stockholders the opportunity to endorse or not endorse our executive compensation program. This vote is not intended to address any specific item of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking stockholders to vote FOR the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to Mastercard’s named executive officers, as disclosed in this proxy statement pursuant to the SEC rules, including the compensation discussion and analysis, compensation tables and any related narrative discussion, is hereby approved.”
Because this vote is advisory, it will not be binding on Mastercard, the Board or the HRCC. However, the Board and the HRCC value the opinions of our stockholders and will review and consider the voting results when considering our executive compensation program.
Our Board has determined to hold annual say-on-pay advisory votes. Unless the Board determines otherwise, the next say-on-pay advisory vote will be held at our 2027 annual meeting of stockholders.

For an understanding of our executive compensation program, we strongly encourage you to read:
•Compensation discussion and analysis (pgs 61-82)
•Summary Compensation Table and additional compensation tables (pgs 83-100)

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EXECUTIVE COMPENSATION
Compensation discussion and analysis
This Compensation Discussion and Analysis (CD&A) describes Mastercard’s executive compensation program for 2025, as well as certain elements of the 2026 program for our NEOs, who are listed below and appear in the Summary Compensation Table on pg 83.

Named executive officers	Role
Michael Miebach	President and Chief Executive Officer
Sachin Mehra	Chief Financial Officer
Craig Vosburg	Chief Services Officer
Timothy Murphy[1]	Vice Chair
Edward McLaughlin	President and CTO, Mastercard Technology
Linda Kirkpatrick	President, Americas
1On May 1, 2025, Mr. Murphy transitioned from Chief Administrative Officer to the role of Vice Chair.
Executive summary
Executive compensation philosophy
Mastercard’s executive compensation program is designed to support our strategic objectives and to attract, retain and motivate our executives, who are critical to Mastercard’s long-term success. Our executive compensation program is based upon and designed to address three core principles:

Align the long-term interests of our executives with stockholders	Pay for performance	Pay competitively
Our compensation program strongly aligns the interests of our executives with long-term stockholder value through the use of equity compensation, which is largely long-term in nature.
The majority of the compensation of our CEO and other NEOs is variable and at-risk and is tied to pre-established goals linked to financial, strategic and cultural objectives designed to create long-term stockholder value and drive our objectives to grow, diversify and build our business.

Each year, the HRCC assesses the competitiveness of compensation for executives to enable attraction, retention and motivation of top talent. Total compensation is established within a range around the median of market-competitive levels.

Our HRCC, composed solely of independent directors, is responsible for overseeing our executive compensation program and determines compensation paid to our executive officers. The program is designed to attract, retain and motivate executives to achieve financial and strategic results that create sustainable value for stockholders, primarily through long-term equity awards rather than annual cash compensation. While our incentive programs are substantially formulaic, the HRCC retains discretion to make adjustments to ensure compensation appropriately reflects operating performance and to achieve desired talent management objectives, including engagement and retention of key talent to execute our business strategy and create long-term value for stockholders.
Stockholder feedback
At our 2025 annual meeting of stockholders, 96% of the votes cast on the annual say-on-pay proposal were in support of our executive compensation program. We view this level of stockholder support as affirmation of our current pay programs and our compensation philosophy.
The HRCC, with input from the independent compensation consultant, considered the vote results, input from investors and current market practices as it evaluated whether changes to the compensation program were warranted and did not make any changes to the overall structure of our executive compensation program based on these factors.

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EXECUTIVE COMPENSATION
2025 financial and operational highlights
The following are our key financial and operational highlights for 2025, including growth rates over the prior year:

GAAP
Net revenue		Net income		Diluted EPS
$32.8B		$15.0B		$16.52

up	16%	up	16%	up	19%

NON-GAAP[1] (currency-neutral growth rate)
Net revenue		Adjusted net income		Adjusted diluted EPS
$32.8B		$15.4B		$17.01

up	15%	up	13%	up	15%
1Non-GAAP results (including growth rates) exclude the impact of gains and losses on equity investments, special items and/or foreign currency. Refer to Appendix A for the reconciliation to the most direct comparable GAAP financial measures and our reasons for presenting them.

Gross dollar volume (growth on a local currency basis)	Cross-border volume growth (on a local currency basis)	Switched transactions
$10.6T		175.5B
up 15%
up 9%		up 10%
Annualized total shareholder return (TSR)

Mastercard	Peer group median	S&P 500 index

CAGR = Compound annual growth rate
Source: FactSet

Capital returned to stockholders in 2025			Cash flows from operations

Total	Repurchased shares	Dividends	2025
$14.5B	$11.7B	$2.8B	$17.6B

10-year history of stock price growth

$600
$500
$400
$300
$200
$100
$0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Mastercard’s historically strong performance has resulted in the substantial appreciation of our stock price in the last 10 years from a closing stock price of $97.36 per share as of December 31, 2015 to a closing stock price of $570.88 per share as of December 31, 2025.

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EXECUTIVE COMPENSATION
How pay aligns with our strategy, financial results and culture
As described in more detail on pg 65, both the structure of our compensation program and individual pay decisions are designed to support our long-term business strategy, which we believe will ultimately create value for our stockholders and other key stakeholders, including our employees, customers, consumers and the communities in which we operate.
Our three strategic priority areas — consumer payments, commercial and new payment flows, and services and other solutions — are enabled by our people, brand, data and AI, technology, franchise and doing well by doing good. Our ability to attract, retain and engage the exceptional talent needed to execute our business strategy is greatly enhanced by our pay practices. Our executive compensation program is designed in close alignment with our strategy, financial objectives and culture as described in the following chart:

Performance dimension	Strategic alignment	Financial alignment	Cultural alignment

Annual bonus plan

Corporate financial results	Financial metrics and goals set in relation to business drivers in each strategic priority	Annual top-line and profitability results (net revenue and net income)
Corporate strategic performance modifier	Operational objectives in each strategic priority and enablement areas	Strategic metrics expected to drive future financial results	Positioning the company for long-term growth opportunities
Individual performance factor (IPF)	Performance measured against core strategic objectives appropriate to role	Key financial results appropriate for executive’s role	Performance evaluated against the Mastercard values

Long-term incentive plan

Individual performance	Grant based on potential to grow and lead in alignment with Mastercard values and to assume increasing levels of responsibility in connection with strategic/financial priorities
Corporate financial results (performance stock units or PSUs)	Generally, financial metrics and goals aligned to external multi-year guidance	Balances incentives to drive fundamental financials and stock price appreciation
Relative TSR modifier (PSUs)	Combination of strategic, financial and cultural priorities drives sustainable, long-term stockholder value
Absolute stock price appreciation (PSUs, restricted stock units or RSUs and stock options)

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EXECUTIVE COMPENSATION
Positive pay practices
The HRCC and management regularly review our compensation and benefit programs. Accordingly, we have adopted a number of practices over the last several years that reflect best pay governance practices.

What we do
Pay for performance
Align executive compensation with stockholder returns through long-term incentives
Maintain significant stock ownership requirements and guidelines, as well as a post-vest holding period on PSUs
Use an appropriate peer group when establishing competitive compensation
Tailor individual pay opportunities to support executive succession planning and leadership development programs
Reward individual performance but with limits that cap individual payouts in executive incentive plans
Regularly assess compensation programs to mitigate undue risk-taking by executives
Mandate “double-trigger” provisions for all plans that contemplate a change in control
Maintain robust clawback and equity award forfeiture policies
Retain an independent compensation consultant
Hold an annual say-on-pay advisory vote

What we don’t do
Permit hedging or pledging of Mastercard stock
Provide any excise tax gross-ups for executive officers
Provide tax gross-ups, other than under our global mobility programs
Reprice stock options
Pay dividend equivalents on unvested equity awards
Guarantee annual salary increases or bonuses
Grant discounted or reload stock options
Spring load or back date equity grants

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EXECUTIVE COMPENSATION
2025 total direct compensation (TDC) for NEOs
The primary elements of our 2025 executive compensation program consisted of base salary, annual incentive and long-term incentive compensation. The HRCC selected the elements of compensation that it considers to be important in meeting one or more of the objectives of our core executive compensation principles. The following table provides information regarding the elements of target TDC for our NEOs:

CEO	Other NEOs	Purpose	Key characteristics	Performance metrics and weightings

		•Attract and retain executives with competitive level of cash compensation	•Reviewed annually and adjusted when appropriate	•Considers desired market position in recognition of scope of responsibilities, individual contributions and expertise

•Motivate and reward executives for achievement of key performance metrics during the fiscal year
•Serves as a key compensation element for rewarding annual results and differentiating performance each year

•Performance metrics and goals established by a committee of independent directors
•Payouts based on performance against financial, strategic and individual objectives
•Payouts cannot exceed 250% of an executive’s target annual incentive amount
•Adjusted net income (67%) •Adjusted net revenue (33%) •Strategic performance adjustment •Individual performance
Performance stock units (PSU)
		•Motivate and reward executives for performance on key long-term measures •Align the interests of executives with long-term stockholder value •Retain executive talent	•Performance metrics and goals established by a committee of independent directors •Maximum payout equal to 200% of the target number of PSUs granted	•Adjusted earnings per share (50%) •Adjusted net revenue (50%) •Relative total shareholder return modifier
Restricted stock units (RSU)
		•Align the interests of executives with long-term stockholder value •Retain talent through significant ownership of Mastercard stock by our executives	•Vest ratably over three years •Options: max term of 10 years	•Stock price
Stock options

2026 MASTERCARD PROXY	65

EXECUTIVE COMPENSATION
Incentive compensation performance metrics
The business metrics used under our annual and long-term incentive programs focus on the key drivers for executing our strategy and creating and sustaining long-term stockholder value.

Adjusted net revenue	Revenue growth, both organic and through acquisitions, is critical to our success
Adjusted net income/ adjusted earnings per share (EPS)	Net income and EPS are our primary measures of profitability and capital deployment
Total shareholder return (TSR)	TSR enhances the link and alignment between stockholders and employees
As a growth company, revenue growth is of primary importance, and we include a revenue measure in our short- and long-term incentive programs and balance it by placing emphasis on profitability in both programs.
In assessing our performance for the purpose of determining variable compensation awards, we supplement certain measures derived from our consolidated financial statements with measures that exclude the impact of foreign exchange, restructuring, litigation, acquisitions and other one-time special items.
Base salary
Base salary is the fixed portion of total direct compensation for our executive officers, including the NEOs. The base salary for each NEO is approved by the HRCC based on various factors, including the peer group data for each position and the assessment of the executive officer’s contributions to Mastercard’s performance.
The base salary for each executive officer is reviewed as part of the annual compensation decision-making process. Increases occur, at the HRCC’s discretion, when the executive officer’s base salary is not reflective of the desired market position or when a change in responsibility or individual contributions warrants an adjustment.
As part of the year-end compensation decision-making process, with input from its independent compensation consultant, the HRCC approved base salary increases effective March 1, 2025. The base salary increases set forth below, as well as increases in other elements of compensation discussed in subsequent sections, reflect a move toward a market median range based on experience in role and demonstrated performance and leadership.

Name	2024 base salary	2025 base salary
Michael Miebach	$1,250,000	$1,400,000
Sachin Mehra	$800,000	$825,000
Craig Vosburg	$775,000	$800,000
Timothy Murphy	$725,000	$750,000
Edward McLaughlin	$675,000	$700,000
Linda Kirkpatrick	$675,000	$700,000
2025 annual incentive
The 2025 annual incentive awards for our executive officers were granted under our Senior Executive Annual Incentive Compensation Plan (SEAICP). The HRCC uses the SEAICP to provide a cash incentive award to the executive officers, including the NEOs, for the attainment of annual company and individual performance objectives that are established at the start of the year (as described in the “Annual compensation decision-making participants and process” section on pg 75).
The determination of the annual incentive, or bonus, for each of our NEOs is based on our corporate score and each NEO’s individual performance factor, as shown below:

Corporate score (0%-200%)	X	Individual performance factor (0%-200%)	=	Final bonus payout (0%-250% of target)

Step one: Financial score (0%-200%) 2025 financial performance metrics and weightings: •2/3 adjusted net income •1/3 adjusted net revenue		Step two: Strategic performance adjustment Financial score can be adjusted within a range of up 10 percentage points (ppts) or down 20 percentage points

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Corporate score
As described below, the HRCC determined that company performance under the annual incentive plan resulted in a corporate score of 145% of target for the purposes of funding the plan. Five percent of plan funding was formulaically reserved to facilitate differentiation in awards to top performers throughout the company. This reserved funding resulted in a final corporate score of 137.8%, used for the purposes of calculating individual payouts under the plan.

Component	Score
Financial score (a)	145%
Strategic performance adjustment (b)	+/- 0 ppts
Corporate score used to fund plan (a+b)	145%
5% reserved to facilitate differentiation (c)	-7.2 ppts
Final corporate score (a+b+c)	137.8%
The HRCC used a two-step process to determine the 2025 corporate score:
•Step one (financial score): calculated based on corporate performance against rigorous and challenging financial performance goals aligned with our annual business plan. We believe adjusted net income and adjusted net revenue are the most important indicators of the successful execution of our strategy and correlate with long-term stockholder value creation.
Financial performance in 2025 was strong, as detailed on pg 62 and below, resulting in a financial score of 145%:

			Final 2025 performance goals
Metrics	Goal weight	2024 adjusted actual	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	2025 adjusted actual[1]	Score
Adjusted net income — SEAICP ($ millions)	67%	$13,865	$12,873	$14,200	$15,526	$14,907	153%
Adjusted net revenue ($ millions)	33%	$28,544	$29,896	$31,557	$33,219	$32,005	127%
					Financial score		145%
1Metrics shown differ from net income and net revenue under GAAP because they exclude certain one-time items, the impact of gains and losses on equity investments, and non-GAAP special items (which includes litigation judgments and settlements), as well as the impact of translational and transactional activity related to foreign exchange rates and the related impact of our foreign exchange derivatives designated as cash flow hedging instruments.

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•Step two (strategic performance adjustment): based on performance against our strategic objectives established in early 2025. While these objectives may not immediately translate into current year financial results, we believe success against these metrics positions the company for future, sustained growth. If the HRCC believes an adjustment is warranted based on its assessment of performance outcomes versus these predefined strategic objectives, the financial score may be adjusted within a range of +10 percentage points to -20 percentage points.
For 2025, the HRCC approved the following strategic performance objectives:

STRATEGIC PRIORITIES
		Accelerate the secular shift	Win profitable share across payments	Lead in innovation while driving scale

	Consumer (including core) payments	•Grow and modernize acceptance	•Execute differentiated consumer value propositions	•Execute our digital strategy

	Commercial and new payment flows	•Grow commercial acceptance, new verticals and embedded finance	•Drive flips and renewals with expansion •Scale alternative distribution	•Identify and scale viable use cases in transfer solutions •Enhance products and platforms to unlock buyer/supplier ecosystems

		Differentiate payments	Capture adjacencies	Grow at scale

	Services and other solutions	•Enable market wins and volume growth	•Accelerate development of scalable new products with focus on cybersecurity and resiliency	•Increase transaction penetration across rails and scale one to many distribution

ENABLED BY

The HRCC recognized overall strong performance against strategic objectives in 2025 and, with management’s input, determined neither a positive nor a negative strategic performance adjustment was warranted.
As calculated on pg 67, after considering all program components, the final corporate score was 137.8%.

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EXECUTIVE COMPENSATION
Individual performance factor
Once the corporate score is established, annual incentive payouts are further adjusted for each NEO by an IPF, which is determined through assessing performance against individual performance objectives that support the company’s strategic objectives.
Below is a summary of each NEO’s primary 2025 objectives:

Name	2025 objectives
Michael Miebach	Deliver on key financial metrics and innovation, enhance the perception of Mastercard in the marketplace, build and strengthen relationships with key constituents, position Mastercard for growth as the industry undergoes physical and digital convergence, and drive a culture of decency that emphasizes doing well by doing good both inside and outside the company
Sachin Mehra	Deliver on key financial metrics, strategy development and execution, acquisitions and integration, risk management and investor relations
Craig Vosburg
Develop and globally advance value-added services, including fraud management, cybersecurity, identity solutions, consulting, loyalty, open banking, account acquisition, business insights, innovation and product development, enterprise-wide AI and data strategy, and Mastercard Economics Institute to differentiate our payment offerings and diversify revenues

Timothy Murphy[1]	Drive the people, legal, public policy and franchise strategy to enable the organization to deliver value to stakeholders and continue significant growth
Edward McLaughlin	Advance the company’s technology functions, including the payments network, enterprise platforms, technology infrastructure and operations, information security and global technology hubs
Linda Kirkpatrick
Execute the company’s strategy to deliver financials in the Americas, to manage customer relationships with banks, merchants, fintechs and governments in the Americas, and to manage relationships with global digital partners

1On May 1, 2025, Mr. Murphy transitioned from Chief Administrative Officer to the role of Vice Chair.
The HRCC, with input from the CEO (except in respect of himself), assessed each NEO’s performance against individual objectives and contributions to overall company results to determine an IPF.
2025 annual incentive earned
As a result of the decisions discussed above, the HRCC approved the following annual cash incentive payouts for each of the NEOs in early 2026:

	2025 base salary	2025 target annual incentive		2025 actual annual incentive[1]
Name		% of base	$	% of target	$
Michael Miebach	$1,400,000	250%	$3,500,000	227%	$7,957,950
Sachin Mehra	$825,000	150%	$1,237,500	196%	$2,421,491
Craig Vosburg	$800,000	135%	$1,080,000	168%	$1,815,653
Timothy Murphy	$750,000	125%	$937,500	168%	$1,576,088
Edward McLaughlin	$700,000	120%	$840,000	154%	$1,296,422
Linda Kirkpatrick	$700,000	125%	$875,000	175%	$1,531,303
1While each individual is eligible for a maximum bonus of 250% of target, the aggregate plan payout is capped at 200% of target, which includes participants not listed above.

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Long-term incentives
2025 program overview
We use equity grants as the primary means of providing long-term incentives (LTI) to our employees and aligning the interests of our employees with stockholders. For 2025, each NEO’s annual award consisted of 60% PSUs, 20% RSUs and 20% stock options. Information about the long-term awards to the NEOs in 2025 can be found in the Grants of Plan-Based Awards table (see pg 85).
In making its determination on what types of awards to grant, the HRCC considers the following:
•The effect of having the CEO and other NEOs receive a significant portion of their total direct compensation in equity awards, with multi-year vesting, to motivate and provide an incentive for these officers and to align their interests with those of our stockholders
•Peer group information (see pgs 77-78 for more information)
•Trends in long-term incentive grants
•The accounting treatment and potential dilutive impact of such awards
On March 1, 2025, the HRCC granted the following aggregate dollar amounts of PSUs, RSUs and stock options under our Amended and Restated 2006 Long Term Incentive Plan (LTIP) to the NEOs:

Name	Performance stock units[1]	Restricted stock units[1]	Stock options[1]	Total
Michael Miebach	$14,850,000	$4,950,000	$4,950,000	$24,750,000
Sachin Mehra	$6,000,000	$2,000,000	$2,000,000	$10,000,000
Craig Vosburg	$5,550,000	$1,850,000	$1,850,000	$9,250,000
Timothy Murphy	$4,620,000	$1,540,000	$1,540,000	$7,700,000
Edward McLaughlin	$3,600,000	$1,200,000	$1,200,000	$6,000,000
Linda Kirkpatrick	$3,420,000	$1,140,000	$1,140,000	$5,700,000
1    Amounts differ from the Summary Compensation Table due to (1) differences in the stock price used to convert grant values to a number of units and the accounting value per unit that is required to be reported in the Summary Compensation Table and (2) rounding.

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2025 performance stock units
PSUs represent 60% of the annual long-term incentive grant value. The PSU plan design, as determined by the HRCC, for the performance period beginning January 1, 2025 and ending December 31, 2027:
•Provides a balanced top- and bottom-line long-term focus through the use of three one-year adjusted net revenue and three one-year adjusted EPS growth metrics (equally weighted) averaged over the three-year performance period:
•EPS growth targets take into account an initial assumption for share buybacks
•Enhances the link with stockholder returns by adjusting, up or down, the payout from the adjusted average net revenue and adjusted average EPS metrics by Mastercard’s relative TSR (stock price performance plus dividends) versus the S&P 500 member companies to reflect our stockholder experience beginning on the grant date and ending on December 31, 2027
•Provides a payout range from 0%-200% of the granted PSUs
•Excludes dividends or dividend equivalents prior to vesting
•Shares issuable at vesting are subject to a mandatory one-year holding period
•Vested PSUs are eligible for dividend equivalents during the mandatory one-year holding period

Payout range 0%-200%

	EPS 50% of units		Relative TSR vs. S&P 500 (Target at 55th percentile, modifier capped at target if TSR is negative)
Initial PSU grant
Final PSU payout 0%-200% of granted units
	+	x		=

Net revenue 50% of units

	Payout range 0%-200%		Modifier Up to +/- 50%
Vesting of the 2025 PSUs will be based on Mastercard’s performance against the predetermined performance objectives set by the HRCC for the performance period beginning January 1, 2025 and ending December 31, 2027.
The HRCC established the 2025-2027 goals at the same time it authorized the PSU awards for the performance period. The targets were intended to be challenging and appropriately incentivize employees to continue to grow profitably and diversify Mastercard in geographic markets with a broad range of product offerings. The targets were set based on the proposed business plan, and a rigorous process was undertaken to determine the range of performance for each measure. The HRCC relied upon its experience and collective business judgment in establishing goals and believes they are set at levels that require strong performance for target payout and exceptional performance for maximum payout.
We do not disclose forward-looking targets for our PSUs as the disclosure could result in competitive harm and be detrimental to our operating performance. However, at the completion of the performance period, we retrospectively disclose the performance goals, actual performance and payouts for all previously granted PSUs.

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Stock options
Stock options represent 20% of the annual long-term incentive grant value. We believe stock options are a form of performance-based incentive compensation because they require stock price appreciation to deliver value to the holder, thereby aligning compensation earned with the value stockholders receive over the same period of time. Stock option awards granted on March 1, 2025 have an exercise price of $576.31 per share (the closing price of Class A common stock on the NYSE on the grant date), vest in three equal annual installments beginning on the first anniversary of the award and have a maximum term of 10 years. Stock options are not eligible for dividends or dividend equivalents.
Restricted stock units
RSUs represent 20% of the annual long-term incentive grant value. We believe RSUs help ensure a balanced LTI portfolio that effectively retains and engages our employees, including our NEOs, in a variety of market conditions. RSUs granted in 2025 vest in three equal annual installments beginning on the first anniversary of the grant date.

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Settlement of 2023 performance stock units
In 2026, following the completion of the three-year performance period of 2023-2025, Mastercard settled the PSU awards that were granted in 2023. In February 2023, the HRCC determined that the payout rate for the 2023 PSUs would be tied to performance against three consecutive one-year adjusted net revenue and adjusted EPS growth goals and modified by Mastercard’s three-year relative TSR performance against S&P 500 companies. The goals for each year were established at the time of grant. The financial component payout is capped at 100% of target if a three-year financial metric cumulative annual growth rate (CAGR) target was not achieved.
The following table shows the performance assessment against the adjusted net revenue and adjusted EPS metrics:

Measurement	Threshold	Target	Maximum	Actual[1]	Score
2023 adjusted net revenue growth	6.8%	12.8%	18.8%	12.8%	100.0%
2023 adjusted EPS growth	5.1%	15.1%	24.1%	16.5%	107.8%

2024 adjusted net revenue growth	9.0%	15.0%	21.0%	13.1%	84.2%
2024 adjusted EPS growth	10.9%	20.9%	29.9%	18.9%	90.0%

2025 adjusted net revenue growth	9.3%	15.3%	21.3%	14.0%	89.2%
2025 adjusted EPS growth	11.3%	21.3%	30.3%	18.5%	86.0%

3-year adjusted net revenue CAGR		14.4%		14.5%
3-year adjusted EPS CAGR		19.1%		19.2%

Average adjusted net revenue score (a)					91.1%
Average adjusted EPS score (b)					94.6%
Final PSU financial score (average of a and b)					92.9%
1Results shown differ from 2023-2025 net revenue and EPS growth under GAAP because they exclude certain acquisitions, certain one-time items, the impact of gains and losses on equity investments and non-GAAP special items (which includes litigation judgments and settlements), as well as the impact of translational and transactional activity related to foreign exchange rates and the related impact of our foreign exchange derivatives designated as cash flow hedging instruments. The actual impact on EPS from share buybacks versus the initial assumed impact did not result in any change to the final PSU score.
The following table shows the relative TSR performance assessment beginning on the grant date of March 1, 2023 and ending on December 31, 2025. The relative TSR modifier provides for up to a +/- 50 percentage point adjustment. The final PSU payout score could range from 0%-200% of target:

Measurement	Threshold (50% modifier)	Target (100% modifier)	Maximum (150% modifier)	Actual result	Pre-TSR score (a)	Modifier (b)
Three-year relative TSR modifier (beginning on March 1, 2023)	25th percentile	50th percentile	75th percentile	71st percentile	92.9%	142.0%
	(TSR of -6.92%)	(TSR of 25.46%)	(TSR of 65.40%)	(TSR of 56.09%)

Payout rate (a x b)					131.8%

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Other elements of compensation
In addition to the primary elements of total direct compensation described above, the NEOs may be eligible for the programs and benefits described below. The compensation related to these programs and benefits is provided in columns (h) and (i) of the Summary Compensation Table.
Perquisites
Executive security program
Our Board regularly reviews the company’s security policies to ensure they remain responsive to evolving business needs and risk considerations. In light of these assessments and to promote personal security and efficiency, the company requests that Mr. Miebach travel by company aircraft, by car and driver services, and with personal security, including in connection with personal travel. Mr. Miebach reimburses Mastercard for all personal travel on the company aircraft, based on the Standard Industry Fare Level rates published by the Internal Revenue Service (IRS).
Global mobility program
Our global mobility programs are designed to support employees who relocate at the request of the company and provide certain expatriate benefits to facilitate the transition and international assignment, including moving expenses, allowances for housing and goods and services, and tax equalization. The goal of these relocation and expatriate assistance programs is to mitigate the financial impact of the international assignment, including the applicable taxes. This allows Mastercard to quickly meet global business needs and develop our talent.
Deferred compensation
In 2025, all U.S. employees, including our U.S. NEOs, at or above a certain level whose 2025 base salary was in excess of $210,000, were eligible to defer a portion of compensation into a non-qualified deferred compensation arrangement, referred to as the Mastercard Incorporated Deferral Plan. None of the NEOs elected to defer their 2025 compensation into the plan.
Benefit programs
The HRCC is responsible for reviewing specific benefit arrangements for the NEOs and other key employees to determine competitiveness in the market, as well as to ensure that these programs are consistent with our objectives to attract, retain and motivate high-performing employees. Mastercard maintains several benefit plans and programs in which the NEOs may be eligible to participate. These plans and programs include:
•Mastercard Savings Plan (Savings Plan): a 401(k) retirement plan for U.S. employees, including NEOs. The components of the plan include employee contributions on a before-tax, Roth and/or after-tax basis and an employer matching contribution. The employer matching contribution was 167% of the employee contributions (up to 6% of eligible compensation). Eligible compensation in the Savings Plan is limited to base salary up to the applicable IRS limit, which was $350,000 for 2025.
•Restoration Program: an arrangement for certain highly compensated U.S. employees, including the NEOs, that restores missed employer contributions due to the compensation limit under Section 401(a)(17) of the Internal Revenue Code, which is applicable to the 401(k) Savings Plan. Under the Restoration Program, each eligible employee receives a cash payment for the difference between (1) employer contributions the employee would have been eligible to receive for the calendar year under the Savings Plan if the compensation limit did not apply and (2) the maximum employer contribution up to the compensation limit of 401(a)(17) that applies under the Savings Plan.
•Mastercard’s health and welfare programs: health and welfare programs are available to all U.S. employees scheduled to work a minimum of 17.5 hours per week, including the NEOs. These programs include medical, dental and vision benefits, flexible spending accounts, health savings accounts, life insurance, accidental death and dismemberment insurance, disability insurance and business travel accident insurance. In addition, medical, dental and life insurance coverage is available for retirees. Employees who were hired on or before June 30, 2007 are eligible for an employer subsidy that reduces the retiree’s cost for participating in the medical and dental programs. The amount of the subsidy is based on the employee’s age and service upon retirement. Employees who were hired after June 30, 2007 are eligible for the same retiree programs but without any employer subsidy.

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Annual compensation decision-making participants and process
Participants in the compensation decision-making process

Role of compensation consultant	Role of Human Resources and Compensation Committee Exclusive decision-making responsibility for all executive compensation matters with input from management and its independent consultant	Role of executive management

•Attends all HRCC meetings
•Reviews and advises on all material aspects of executive compensation and plan design
•Reports on executive compensation trends and best practices
•Participates in the goal-setting process for incentive compensation plans
•Assists with the development of peer group used for comparison of executive compensation
•Conducts market check of executive officer compensation relative to the peer group
•Tests pay versus performance
•Works with HRCC Chairperson to recommend base salary and annual and long-term incentive awards for the CEO
•Provides advice with respect to non-employee director compensation

•Chief Executive Officer, Chief People Officer and other members of management, as appropriate, attend HRCC meetings
•Responsible for designing and implementing executive compensation programs
•Recommends base salary and annual and long-term incentive awards for executive officers (excluding the CEO)
•Recommends incentive plan performance metrics and goals
•Presents significant proposals that affect executive compensation
•The CEO is not present for discussions related to, and plays no role in, the setting of his own compensation

While the HRCC considers the input and advice of management and its independent compensation consultant, the HRCC uses its own independent judgment in making final decisions and approvals on compensation paid to executive officers.
The HRCC has the full authority to retain and terminate the services of the compensation consultant. Each year, the HRCC conducts an independence review of its compensation consultant pursuant to SEC and NYSE rules. For 2025, the HRCC confirmed FW Cook’s independence and determined that no conflicts of interest existed in connection with the services provided. FW Cook provides no other services to Mastercard other than the services rendered to the HRCC.

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EXECUTIVE COMPENSATION
Annual compensation decision-making process
The following timeline of key events reflects the HRCC’s typical annual decision-making process:

February (current year)	April-September	December	February (following year)

Establish	Evaluate & review	Assess & determine	Approve
•Target pay levels •Financial performance metrics and goals •Strategic objectives	•Competitive assessment •Governance features •Pay and performance alignment •Stockholder feedback •Talent development •Market trends and regulatory developments	•Corporate performance vs. financial metrics vs. strategic objectives •Executive performance vs. individual objectives	•Incentive payment amounts

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EXECUTIVE COMPENSATION
Peer group
The HRCC, with assistance from its independent compensation consultant and input from management, establishes Mastercard’s peer group.
The selection process begins with a list of potential peer companies, which is filtered using various criteria to determine the final list of peer companies.
The following outlines the process that is undertaken by the HRCC to select the peer group, as well as the resulting list of peer companies, used for market comparisons, benchmarking and a determination of executive compensation levels for 2025:

1	2	3	Peer group

•Accenture (ACN)
•Adobe (ADBE)
•American Express (AXP)
•Block (XYZ)
•Booking Holdings (BKNG)
•Broadcom (AVGO)
•Discover Financial Services (DFS)
•Fiserv (FI)
•IBM (IBM)
•Intuit (INTU)
•Microsoft (MSFT)
•Oracle (ORCL)
•PayPal Holdings (PYPL)
•Salesforce (CRM)
•S&P Global (SPGI)
•Visa (V)

1.Consider initial list of companies
Initial list:
•Companies in similar industries
•Competitors for executive talent
•Companies that consider Mastercard a peer, are peers of our direct competitors or are considered to be our peers by third parties (i.e., analysts and proxy advisors)

2.Utilize an objective set of screens to create the list of potential peer companies
Size screens:
•Revenue, market cap
Performance screens:
•Revenue growth, market cap to revenue ratio
Business screens:
•Industry relevance, global presence

3.Apply secondary list of screens to select the final peer group that in aggregate satisfies the desired objectives
Secondary screens:
•B2B technology services focus, consumer-facing brand and multi-national presence

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EXECUTIVE COMPENSATION
The compensation consultant used the peer group above to develop the market data materials that were provided to the HRCC to assist in the 2025 executive compensation decision-making process.
Mastercard’s relative size rank within the peer group used for 2025 compensation decision making is shown below:

Mastercard’s relative size rank within the peer group

Note: As of year-end 2025
Source: FactSet
The HRCC reviews the peer group annually and last approved changes in 2023 effective for 2024. In 2025, following Capital One Financial’s acquisition of Discover Financial Services, the HRCC approved the replacement of Discover with Capital One effective for 2026 compensation decision making.
While the HRCC relies on the peer group analysis to provide market data and relevant trend information, it does not consider the peer group analysis as a substitute for its collective business judgment.

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EXECUTIVE COMPENSATION
2026 compensation decisions
Base salary and annual incentive
In February 2026, following the HRCC’s annual review of executive pay levels relative to market data provided by its independent compensation consultant, the HRCC approved the following increases to base salaries effective March 1, 2026, and to 2026 annual incentive award opportunity (as a percentage of base salary) under the SEAICP:

Name	Base salary		Target annual incentive (% of base)
	2025	2026	2025	2026
Michael Miebach	$1,400,000	$1,450,000	250%	250%
Sachin Mehra	$825,000	$875,000	150%	175%
Craig Vosburg	$800,000	$825,000	135%	150%
Edward McLaughlin	$700,000	$750,000	120%	125%
Linda Kirkpatrick	$700,000	$800,000	125%	135%
Long-term incentive plan
On March 1, 2026, the HRCC granted the following aggregate dollar amounts of PSUs, stock options and RSUs under our LTIP to each NEO:

Name	PSUs	Options	RSUs	Total
Michael Miebach	$17,700,000	$5,900,000	$5,900,000	$29,500,000
Sachin Mehra	$6,900,000	$2,300,000	$2,300,000	$11,500,000
Craig Vosburg	$6,000,000	$2,000,000	$2,000,000	$10,000,000
Edward McLaughlin	$3,750,000	$1,250,000	$1,250,000	$6,250,000
Linda Kirkpatrick	$3,600,000	$1,200,000	$1,200,000	$6,000,000
PSUs represent 60% of the annual LTI value. The number of PSUs awarded was converted from the dollar amounts shown above using the closing stock price on the last trading day prior to the date of grant, which was $517.21.
Stock options represent 20% of the annual LTI value. Stock option awards have an exercise price of $517.21 per share, the closing stock price on the last trading day prior to the date of grant, and will vest in three equal annual installments beginning March 1, 2027. The number of stock options awarded was converted from the dollar amounts shown above using a fair value of $164.55.
RSUs represent 20% of the annual LTI value. The number of RSUs granted was determined using a stock price of $510.77, which represents the closing stock price on the last trading day prior to the date of grant, discounted by the expected dividend yield over the vesting period. Awards vest in three equal annual installments beginning March 1, 2027.

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Additional compensation program features and policies
Stock ownership requirement and guideline
We believe meaningful equity ownership by our senior executives strengthens the alignment between the long-term interests of our senior executives and stockholders. In order to achieve this, the HRCC requires that Management Committee members (which include all NEOs) attain the following levels of ownership of shares of the company’s common stock:

Name	Requirement (as multiple of base salary)
What counts toward stock ownership requirement
•    Mastercard shares owned personally and beneficially
•    Earned PSUs subject to the post-vest holding period
What does not count toward stock ownership requirement
•    Stock options
•    Unvested RSUs and PSUs

Michael Miebach	6x
Sachin Mehra	4x
Craig Vosburg	4x
Timothy Murphy	4x
Edward McLaughlin	4x
Linda Kirkpatrick	4x
Remaining Executive Leadership Team members	4x
Remaining Management Committee members	2x

Executives subject to an ownership requirement must retain at least 50% of the net shares received from each RSU and PSU vesting event until they are in compliance with their ownership requirement. Compliance with ownership requirements and guidelines is reviewed by the HRCC annually. All NEOs have reached their ownership requirement.
In addition to the ownership requirements described above, an ownership guideline of one times base salary is in place for approximately 180 executives who are given five years from the time they were hired or promoted to comply with their guideline.
If the HRCC determines that an executive is not in compliance with his or her requirement or guideline, it may direct a larger percentage of the executive’s future compensation into equity-based compensation.

Stock grant practices
The HRCC has adopted a policy with respect to equity awards that contains procedures to prevent stock option backdating or other timing issues. Under the policy, the HRCC has exclusive authority to grant equity awards to our executive officers. The policy provides that the HRCC will approve annual equity grants to employees at a meeting prior to March 1 of each year, with the dollar amount for such awards to be set at such meeting and grants to be made effective as of and with an exercise price reflecting the closing price of our Class A common stock on the NYSE on March 1 of each year. If March 1 falls on a weekend, the exercise price for any stock options granted will be the closing price of the stock on the last trading day prior to March 1. Grants of equity awards to new or newly promoted employees or for other special events may be made at other times in the year. These off-cycle grants are issued using an exercise price that reflects the closing price of our Class A common stock on the effective date of the grant. The HRCC does not take material nonpublic information into account when determining the timing and terms of stock options or other equity awards, and the company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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EXECUTIVE COMPENSATION
Clawbacks
In the event of an accounting restatement of materially inaccurate financial results, the SEAICP and LTIP, as well as the PSU grant agreements, include clawback provisions under which the company may recover performance-based compensation in excess of the amounts that would have been paid or earned based on the restated financial results. The PSU clawback is designed to recoup the shares awarded or, in the event the shares have been sold or transferred, the proceeds from that sale or transfer.
In accordance with the requirements of the NYSE listing standards, we have adopted the Mastercard Incorporated Executive Officer Incentive Compensation Recovery Policy, which, in the event of an accounting restatement, provides for the mandatory recovery of both cash- and equity-based incentive compensation paid or earned based on the achievement of financial performance measures in excess of the amounts that would have been paid or earned based on the restated financial results. A full copy of the Mastercard Incorporated Executive Officer Incentive Compensation Recovery Policy is attached as an exhibit to our 2025 Form 10-K.
In addition, the SEAICP and both time and performance-based equity award agreements include a provision allowing the company to recover compensation in cases where detrimental behavior causes material reputational or other harm to the company. These misconduct-based recoupment provisions were enhanced for SEAICP in 2023 and performance-based equity award agreements in 2024 to allow for recovery of compensation where an employee has engaged in conduct that constitutes "cause" under the LTIP and in certain other circumstances.
Our NEOs’ participation in the LTIP is conditioned upon signing a non-solicitation, non-competition and non-disclosure agreement with Mastercard. The non-competition covenant is effective for 12 months, and the non-solicitation covenant is effective for 24 months after termination from Mastercard. The agreement also contains a provision for the recovery by Mastercard, in the event of a violation of the non-solicitation, non-competition or non-disclosure covenants, of gains realized from stock options exercised during the two-year period prior to the date of the violation and the value of any stock awards other than stock options that vested in the two-year period prior to the violation or, to the extent no such stock award vested during that period, the gross amount of annual incentive payouts under the SEAICP.
Risk assessment
Each year, the HRCC reviews and assesses Mastercard’s compensation policies and practices for all employees, including our NEOs. Throughout the year, when establishing compensation program elements, making awards and determining final payouts for incentive compensation, the HRCC considers the relationship of Mastercard’s risk oversight practices to employee compensation. The HRCC believes that Mastercard’s compensation program and policies do not create or encourage risk-taking that is reasonably likely to have a material adverse effect on Mastercard.
Severance agreements
All NEOs are covered by our standard severance and change in control plans for key executives.
When making compensation decisions for the NEOs, the HRCC generally does not specifically consider the potential payments that may be made in the future to the NEOs in the event of termination of employment or in connection with a change in control. The severance plans govern the obligations of the parties following a termination of employment (either in connection with, or independent of, a change in control of Mastercard). In addition, Mastercard believes that severance payments provide an appropriate incentive for executives to comply with certain non-competition, non-solicitation and non-disclosure restrictions following a termination of employment. Moreover, the benefits provided to the NEOs in the event of termination of employment in connection with a change in control of Mastercard are designed to allow the executives to assess takeover bids objectively and to maintain their sole focus on keeping the interests of stockholders the top priority. You can find further discussion of these severance arrangements in the “Potential payments upon termination or change in control” section that follows this CD&A.

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Compensation Committee report
The HRCC has reviewed and discussed the CD&A with management, and, based on such review and discussions, the HRCC recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference into Mastercard’s 2025 Form 10-K.
Human Resources and Compensation Committee
Richard K. Davis, Chairperson
Oki Matsumoto
Youngme Moon
Harit Talwar
Lance Uggla

(April 2026)

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Summary Compensation Table
The following table summarizes the total compensation of our NEOs for fiscal years 2025, 2024 and 2023:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)[1]	(f)[2]	(g)[3]	(h)	(i)[4]	(j)
Michael Miebach President and Chief Executive Officer	2025	1,375,000	—	20,711,456	4,950,009	7,957,950	—	428,103	35,422,518
	2024	1,250,000	—	19,457,823	4,650,163	4,548,600	—	192,896	30,099,482
	2023	1,237,500	—	16,184,841	3,950,064	4,060,000	—	314,093	25,746,498
Sachin Mehra Chief Financial Officer	2025	820,833	—	8,369,118	2,000,062	2,421,491	—	83,951	13,695,455
	2024	800,000	—	8,207,218	1,940,024	2,039,688	—	113,933	13,100,863
	2023	791,667	—	6,539,909	1,700,066	1,785,240	—	80,963	10,897,845
Craig Vosburg Chief Services Officer	2025	795,833	—	7,741,301	1,850,009	1,815,653	—	82,917	12,285,713
	2024	768,182	—	7,331,139	1,760,143	1,475,005	—	80,038	11,414,507
	2023	741,667	—	5,001,027	1,300,094	1,343,063	—	77,265	8,463,116
Timothy Murphy Vice Chair (formerly Chief Administrative Officer)[5]	2025	745,833	—	6,444,159	1,540,067	1,576,088	—	77,707	10,383,854
	2024	725,000	—	6,067,652	1,450,161	1,486,150	—	75,545	9,804,508
	2023	716,667	—	4,616,310	1,200,040	1,398,163	—	74,660	8,005,840
Edward McLaughlin President and CTO, Mastercard Technology	2025	695,833	—	5,021,348	1,200,037	1,296,422	—	72,497	8,286,137
	2024	675,000	—	4,776,638	1,140,106	1,180,047	—	70,335	7,842,126
	2023	670,833	—	3,693,316	960,007	983,742	—	69,892	6,377,790
Linda Kirkpatrick President, Americas	2025	695,833	—	4,770,581	1,140,055	1,531,303	—	70,582	8,208,354
1Represents the aggregate grant date fair value of stock awards made to each NEO computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures. Each amount represents (1) the aggregate fair value of RSU awards and (2) the aggregate grant date fair value reported for stock awards made with performance conditions based on target performance, which was the probable outcome of the performance conditions as of the grant date (assuming maximum performance levels were to be achieved with respect to awards with performance conditions, the value of the stock awards made with performance conditions granted to each of the NEOs as of the grant date for 2025 would be as follows: Mr. Miebach—$29,700,712; Mr. Mehra —$12,001,079; Mr. Vosburg—$11,100,833; Mr. Murphy—$9,240,555; Mr. McLaughlin—$7,200,417; Ms. Kirkpatrick—$6,840,800). Further details with respect to these awards are included in Note 16 (Share-Based Payments) in our 2025 Form 10-K.
2Represents the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures made to each NEO. Further details with respect to these awards are included in Note 16 (Share-Based Payments) in our 2025 Form 10-K.
3Amount represents performance-based incentive compensation paid in February of the next fiscal year but earned by the NEOs in the year indicated pursuant to the SEAICP.
4See the All Other Compensation in 2025 table following this Summary Compensation Table for information with respect to this amount for 2025.
5On May 1, 2025, Mr. Murphy transitioned from Chief Administrative Officer to the role of Vice Chair.

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All other compensation in 2025
The following table sets forth certain information with respect to the “All other compensation” column of the Summary Compensation Table for 2025 for the NEOs:

Name	Perquisites & other personal benefits ($)	Company contributions to defined contribution plans ($)	Insurance premiums ($)	Expatriate benefits ($)	Total ($)
(a)	(b)[1]	(c)[2]	(d)[3]	(e)[4]
Michael Miebach	$169,392	$137,501	$5,723	$115,487	$428,103
Sachin Mehra	—	$82,084	$1,867	—	$83,951
Craig Vosburg	—	$79,583	$3,334	—	$82,917
Timothy Murphy	—	$74,583	$3,124	—	$77,707
Edward McLaughlin	—	$69,583	$2,914	—	$72,497
Linda Kirkpatrick	—	$69,583	$999	—	$70,582
1Represents (1) the aggregate incremental cost to Mastercard for personal use of a leased corporate aircraft of $68,231 for Mr. Miebach, which is based on the variable costs to Mastercard for operating the aircraft and includes fuel costs, hourly flight charges and associated taxes (less reimbursements to Mastercard by Mr. Miebach for personal travel on the corporate aircraft); (2) the aggregate incremental cost to Mastercard of $12,856 with respect to personal use of a company-leased car by Mr. Miebach, which is based on the allocation between personal and business use (based on mileage), for the cost of lease payments, insurance premiums and other expenses in 2025; and (3) the aggregate incremental cost to Mastercard for personal security of $88,305 for Mr. Miebach.
2For Messrs. Miebach, Mehra, Vosburg, Murphy and McLaughlin and Ms. Kirkpatrick, amounts represent (1) matching contributions under the Savings Plan (Mr. Miebach—$35,001; Mr. Mehra—$35,001; Mr. Vosburg—$35,000; Mr. Murphy—$35,000; Mr. McLaughlin—$35,000; Ms. Kirkpatrick—$35,000); and (2) Mastercard contributions to the Restoration Program (Mr. Miebach—$102,500; Mr. Mehra—$47,083; Mr. Vosburg—$44,583; Mr. Murphy—$39,583; Mr. McLaughlin—$34,583; Ms. Kirkpatrick—$34,583).
3Amounts represent 2025 premiums paid by Mastercard for executive life insurance coverage.
4Per the Standard Global Mobility Program, reflects the tax equalization payment made within four-year post-assignment equalization period.

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Grants of plan-based awards in 2025
The following table sets forth certain information with respect to awards granted during the year ended December 31, 2025 to each of our NEOs:

Name	Grant date	Date of action[1]	Estimated possible payouts under non-equity incentive plan awards[2]			Estimated future payouts under equity incentive plan awards[3]			All other stock awards: number of shares of stock or units (#)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)[4]	(j)[5]	(k)	(l)[6]
Michael Miebach	3/1/2025	2/6/2025								25,665	$576.31	$4,950,009
	3/1/2025	2/6/2025				12,884	25,768	51,536				$15,761,255
	3/1/2025	2/6/2025							8,673			$4,950,201
			$1,750,000	$3,500,000	$8,750,000
Sachin Mehra	3/1/2025	2/6/2025								10,370	$576.31	$2,000,062
	3/1/2025	2/6/2025				5,206	10,412	20,824				$6,368,604
	3/1/2025	2/6/2025							3,505			$2,000,514
			$618,750	$1,237,500	$3,093,750
Craig Vosburg	3/1/2025	2/6/2025								9,592	$576.31	$1,850,009
	3/1/2025	2/6/2025				4,816	9,631	19,262				$5,890,897
	3/1/2025	2/6/2025							3,242			$1,850,404
			$540,000	$1,080,000	$2,700,000
Timothy Murphy	3/1/2025	2/6/2025								7,985	$576.31	$1,540,067
	3/1/2025	2/6/2025				4,009	8,017	16,034				$4,903,678
	3/1/2025	2/6/2025							2,699			$1,540,481
			$468,750	$937,500	$2,343,750
Edward McLaughlin	3/1/2025	2/6/2025								6,222	$576.31	$1,200,037
	3/1/2025	2/6/2025				3,124	6,247	12,494				$3,821,040
	3/1/2025	2/6/2025							2,103			$1,200,308
			$420,000	$840,000	$2,100,000
Linda Kirkpatrick	3/1/2025	2/6/2025								5,911	$576.31	$1,140,055
	3/1/2025	2/6/2025				2,968	5,935	11,870				$3,630,202
	3/1/2025	2/6/2025							1,998			$1,140,378
			$437,500	$875,000	$2,187,500
1On February 6, 2025, the HRCC approved grants of stock options, PSUs and RSUs under the LTIP to the specified NEOs that were granted on March 1, 2025. The grants of stock options were made in accordance with Mastercard’s policy for grants of stock options. For additional details, see “Stock grant practices” in the CD&A that precedes these tables.
2On February 6, 2025, the HRCC established threshold, target and maximum payouts under our SEAICP for 2025 for all NEOs. Actual payout amounts under the SEAICP for 2025 are included in the “Non-equity incentive plan compensation” column of the Summary Compensation Table. For more information, see the “2025 annual incentive” section in the CD&A starting on pg 66.
3Represents an award of PSUs granted on March 1, 2025. All PSUs vest in full, if at all, on March 1, 2028. The actual number of shares of Class A common stock to be issued with respect to the PSU awards will be determined based on Mastercard’s performance over the three-year period ending December 31, 2027.
4Represents an award of RSUs granted on March 1, 2025 that vest 33.33% per year on each of March 1, 2026, 2027 and 2028.
5Represents a grant of stock options having a 10-year term and vesting in 33.33% increments on each of March 1, 2026, 2027 and 2028.
6Represents, as applicable, the grant date fair value or the fair value as of the service inception date, in each case, as computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures (further details with respect to these awards and assumptions used in their calculation are included in Note 16 (Share-Based Payments) in our 2025 Form 10-K. PSUs are reflected based on the aggregate grant date fair value based on target performance, which was the probable outcome of the performance conditions as of the grant date).

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Outstanding equity awards at 2025 fiscal year end
The following table sets forth certain information with respect to all outstanding option awards and stock awards held by each of our NEOs on December 31, 2025:

	Option awards						Stock awards
Name	Stock option grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
(a)		(b)	(c)	(d)	(e)	(f)	(g)[1]	(h)[2]	(i)[3]	(j)[4]
Michael Miebach							62,796	$35,848,980	110,072	$62,837,903
	3/1/2019[6]	26,400	—	—	$227.25	3/1/2029
	3/1/2020[7]	11,748	—	—	$290.25	3/1/2030
	3/1/2021[8]	25,082	—	—	$362.90	3/1/2031
	3/1/2022[9]	34,457	—	—	$344.48	3/1/2032
	3/1/2023[10]	21,371	10,686	—	$353.50	3/1/2033
	3/1/2024[11]	9,413	18,828	—	$476.63	3/1/2034
	3/1/2025[12]	—	25,665	—	$576.31	3/1/2035
Sachin Mehra							26,523	$15,141,450	45,246	$25,830,036
	3/1/2021[8]	5,783	—	—	$362.90	3/1/2031
	3/1/2022[9]	15,244	—	—	$344.48	3/1/2032
	3/1/2023[10]	9,198	4,599	—	$353.50	3/1/2033
	3/1/2024[11]	3,927	7,855	—	$476.63	3/1/2034
	3/1/2025[12]	—	10,370	—	$576.31	3/1/2035
Craig Vosburg							21,354	$12,190,572	41,454	$23,665,260
	3/1/2020[7]	11,748	—	—	$290.25	3/1/2030
	3/1/2021[8]	9,270	—	—	$362.90	3/1/2031
	3/1/2022[9]	12,023	—	—	$344.48	3/1/2032
	3/1/2023[10]	7,034	3,517	—	$353.50	3/1/2033
	3/1/2024[11]	2,996	5,993	—	$476.63	3/1/2024
	4/9/2024[11]	586	1,172	—	$472.16	4/9/2034
	3/1/2025[12]	—	9,592	—	$576.31	3/1/2035
Timothy Murphy							19,192	$10,956,329	34,288	$19,574,333
	3/1/2020[7]	3,857	—	—	$290.25	3/1/2030
	3/1/2021[8]	7,634	—	—	$362.90	3/1/2031
	3/1/2022[9]	11,045	—	—	$344.48	3/1/2032
	3/1/2023[10]	6,492	3,247	—	$353.50	3/1/2033
	3/1/2024[11]	2,935	5,872	—	$476.63	3/1/2034
	3/1/2025[12]	—	7,985	—	$576.31	3/1/2035

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Outstanding equity awards at 2025 fiscal year end
The following table sets forth certain information with respect to all outstanding option awards and stock awards held by each of our NEOs on December 31, 2025:

	Option awards						Stock awards
Name	Stock option grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
(a)		(b)	(c)	(d)	(e)	(f)	(g)[1]	(h)[2]	(i)[3]	(j)[4]
Edward McLaughlin							15,284	$8,725,330	26,846	$15,325,844
	3/1/2018[5]	14,260	—	—	$173.49	3/1/2028
	3/1/2019[6]	19,800	—	—	$227.25	3/1/2029
	3/1/2020[7]	8,676	—	—	$290.25	3/1/2030
	3/1/2021[8]	6,544	—	—	$362.90	3/1/2031
	3/1/2022[9]	8,744	—	—	$344.48	3/1/2032
	3/1/2023[10]	5,194	2,597	—	$353.50	3/1/2033
	3/1/2024[11]	2,308	4,616	—	$476.63	3/1/2034
	3/1/2025[12]	—	6,222	—	$576.31	3/1/2035
Linda Kirkpatrick							13,296	$7,590,420	23,830	$13,604,070
	3/1/2018[5]	4,280	—	—	$173.49	3/1/2028
	3/1/2019[6]	4,716	—	—	$227.25	3/1/2029
	3/1/2020[7]	2,531	—	—	$290.25	3/1/2030
	3/1/2021[8]	4,363	—	—	$362.90	3/1/2031
	3/1/2022[9]	8,284	—	—	$344.48	3/1/2032
	3/1/2023[10]	4,436	2,219	—	$353.50	3/1/2033
	3/1/2024[11]	1,923	3,847	—	$476.63	3/1/2034
	3/1/2025[12]	—	5,911	—	$576.31	3/1/2035
1Represents the number of PSUs granted on March 1, 2023, which vested on March 1, 2026 with a payout of 131.8% as noted in the CD&A on pg 73, and the number of unvested RSUs, which includes 33.33% of RSUs granted on March 1, 2023, 66.66% of RSUs granted on March 1, 2024 and 100% of RSUs granted on March 1, 2025. Additionally, for Mr. Vosburg, also includes 66.66% of RSUs granted on April 9, 2024.
2Represents the value of PSUs granted on March 1, 2023, which vested on March 1, 2026 with a payout of 131.8% as noted in the CD&A on pg 73, and the value of unvested RSUs, which includes 33.33% of RSUs granted on March 1, 2023, 66.66% of RSUs granted on March 1, 2024 and 100% of RSUs granted on March 1, 2025. Additionally, for Mr. Vosburg, also includes the value of 66.66% of RSUs granted on April 9, 2024. Value is based on the per share price of $570.88 (the closing market price of Class A common stock on the NYSE on the last trading day of 2025).
3Represents the number of PSUs granted on March 1, 2024, March 1, 2025 and, for Mr. Vosburg, April 9, 2024, assuming a maximum payout. The actual number of shares of Class A common stock to be issued and actual payout value of unearned shares, with respect to the PSUs granted on March 1, 2024 and April 9, 2024, will be determined based on the three-year performance period ending December 31, 2026 and with respect to the PSUs granted on March 1, 2025, will be determined based on the three-year performance period ending December 31, 2027.
4Value is based on the per share price of $570.88 (the closing market price of Class A common stock on the NYSE on the last trading day of 2025).
5Represents stock options granted during 2018 and vested in 25% increments on March 1 of each of 2019, 2020, 2021 and 2022.
6Represents stock options granted during 2019 and vested in 25% increments on March 1 of each of 2020, 2021, 2022 and 2023.

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7Represents stock options granted during 2020 and vested in 25% increments on March 1 of each of 2021, 2022, 2023 and 2024.
8Represents stock options granted during 2021 and vested in 25% increments on March 1 of each of 2022, 2023, 2024 and 2025.
9Represents stock options granted during 2022 and vested in 33.33% increments on March 1 of each of 2023, 2024 and 2025.
10Represents stock options granted during 2023 and vest in 33.33% increments on March 1 of each of 2024, 2025 and 2026.
11Represents stock options granted during 2024 and vest in 33.33% increments on March 1 of each of 2025, 2026 and 2027.
12Represents stock options granted during 2025 and vest in 33.33% increments on March 1 of each of 2026, 2027 and 2028.
Option exercises and stock vested in 2025
The following table sets forth certain information with respect to stock awards that vested for, and stock options that were exercised by, each of our NEOs during the year ended December 31, 2025:

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)[1]	Number of shares acquired on vesting (#)[2]	Value realized on vesting ($)[3]
(a)	(b)	(c)	(d)	(e)
Michael Miebach	29,952	$11,598,079	49,436	$28,189,404
Sachin Mehra	35,079	$11,080,211	22,062	$12,580,201
Craig Vosburg	61,292	$22,477,560	17,302	$9,865,950
Timothy Murphy	7,710	$2,311,073	15,730	$8,969,563
Edward McLaughlin	13,040	$5,250,432	12,489	$7,121,479
Linda Kirkpatrick	—	$—	11,549	$6,585,471
1The value realized on exercise is calculated as the number of shares acquired upon exercise, multiplied by the difference between the per share market value at the time of exercise less the option exercise price paid for the shares of Class A common stock.
2Value represents the number of PSUs and RSUs that vested during 2025.
3Value realized on vesting based on the average of the high and low market price per share of Class A common stock on the NYSE on the respective vesting date. This amount includes PSU awards that are subject to a post-vesting holding period, during which settlement of the PSUs is deferred for one year under the terms of the award agreements. The value of the PSUs deferred on behalf of each NEO is as follows: $21,610,768 for Mr. Miebach, $9,561,449 for Mr. Mehra, $7,540,589 for Mr. Vosburg, $6,927,603 for Mr. Murphy, $5,483,806 for Mr. McLaughlin and $5,195,845 for Ms. Kirkpatrick, as further disclosed in the Nonqualified Deferred Compensation in 2025 table.

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Nonqualified deferred compensation in 2025
The following table provides information on PSUs granted to the NEOs that are subject to a post-vesting holding period, during which settlement of the PSUs is deferred for one year under the terms of the PSUs. During such deferred settlement period, the PSUs accrue dividend equivalents, consisting of a cash amount equal to the number of the PSUs held by the NEO times any per share dividend payment made to holders of Mastercard’s Class A common stock.

Name	Executive contributions in last FY ($)[1]	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)[2]	Aggregate withdrawals/ distributions ($)[3]	Aggregate balance at last FYE ($)[4]
(a)	(b)	(c)	(d)	(e)	(f)
Michael Miebach	$21,610,768	$—	$1,542,713	$18,465,928	$21,722,191
Sachin Mehra	$9,561,449	$—	$621,832	$7,386,600	$9,610,747
Craig Vosburg	$7,540,589	$—	$567,846	$6,824,527	$7,579,468
Timothy Murphy	$6,927,603	$—	$471,336	$5,620,165	$6,963,321
Edward McLaughlin	$5,483,806	$—	$401,718	$4,818,021	$5,512,080
Linda Kirkpatrick	$5,195,845	$—	$275,707	$3,211,441	$5,222,634
1Amounts in this column represent the value of PSUs, which vested on March 1, 2025, but were subject to a post-vesting hold, whereby shares due on vesting were deferred for one year under the terms of the PSUs. For purposes of this disclosure, value is based on the average of the high and low market price per share of Class A common stock on the NYSE on the vesting date.
2Amounts in this column reflect the adjustment made to each NEO’s account during the 2025 fiscal year to reflect stock price performance and dividend equivalents.
3Amounts in this column reflect the aggregate value of the shares and dividend equivalents released to each NEO on March 1, 2025, the end of the one-year deferral period for the PSUs granted in 2021. For purposes of this disclosure, value is based on the average of the high and low market price per share of Class A common stock on the NYSE on the share delivery date.
4Amounts in this column represent the aggregate balance credited to each NEO as of December 31, 2025. For purposes of this disclosure, value of the PSUs is based on the closing market price per share of Class A common stock on the NYSE on December 31, 2025. The following portion of such amount was previously disclosed in the Summary Compensation Table included in our proxy statement for 2022 (if applicable): $21,635,781 for Mr. Miebach, $9,572,516 for Mr. Mehra, $7,549,317 for Mr. Vosburg, $6,935,621 for Mr. Murphy, $5,490,153 for Mr. McLaughlin and $5,201,859 for Ms. Kirkpatrick. The amounts disclosed in the Summary Compensation Table for 2022 reflected the grant date value of such PSUs rather than the closing market price as of December 31, 2025, which is disclosed here.
Potential payments upon termination or change in control
Employment agreements and arrangements
A description of each of our NEO’s employment arrangement, including potential events of termination and related payments, is shown on the following pages. See Potential payments tables (pgs 92-96) for specific amounts that would have been payable to each of our NEOs had a termination event occurred on December 31, 2025.
Compensation
Each NEO receives a base salary that is subject to adjustment based on an annual performance review by the HRCC. Additionally, each executive is eligible to participate in annual and/or long-term bonus or incentive plan(s)
generally available to other executive officers, including the LTIP and SEAICP, as well as other applicable Mastercard employee compensation and benefit plans and programs.
Mandatory retirement
As of December 31, 2025, the company’s executive compensation arrangements included a mandatory retirement provision, indicating each executive is required to retire on the last day of the calendar year in which he or she reaches the age of 65. The company has since eliminated this provision, and it is no longer in effect. Mandatory retirement references below reflect the terms that were in effect as of December 31, 2025.

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Events of termination of employment and related payments
The following table sets forth termination events and related payments for each of our NEOs.

Termination event[1]		Components of termination payment

Death		•For all NEOs, target annual incentive bonus for year in which death occurs (plus the annual incentive bonus earned for the previous year if not already paid)
Disability		•For all NEOs, target annual incentive bonus prorated for year of termination (plus the annual incentive bonus earned for the previous year if not already paid)
For Cause or Voluntary Resignation		•No additional payments unless retirement-eligible (see below), subject to HRCC discretion
Without Cause or Resignation with Good Reason (not in connection with a change in control)	•Base salary earned but not paid through date of termination •Additional benefits, if any and as applicable, under Mastercard plans or programs
•Annual incentive bonus prorated for year of termination based upon Mastercard’s actual performance during the year in which termination occurs (subject to HRCC discretion) (plus the annual incentive bonus earned for the previous year if not already paid)
•Base salary continuation for 18 months (the severance period) following termination (extendable by an additional six months in exchange for extended restrictive covenants at Mastercard’s sole discretion) plus an amount equal to 1.5 times the annual incentive bonus paid to the executive for the year prior to termination, paid ratably over the severance period in accordance with Mastercard’s annual incentive bonus pay practices (or up to an amount equal to two times the bonus for the prior year, payable over 24 months at Mastercard’s discretion)
•Payment of the monthly COBRA medical coverage premium for the applicable period (or, if shorter, the severance period) or, if the executive is eligible, the full cost of the Mastercard Retiree Health Plan during the severance period with retiree contribution levels applying thereafter
•Reasonable outplacement services for the shorter of the severance period or the period of unemployment

Mandatory retirement or Retirement (as defined in the LTIP)		•Annual incentive bonus for year in which termination occurs, prorated (plus the annual incentive bonus earned for the previous year if not already paid) based upon Mastercard’s actual performance

1For certain defined terms used in this table, see “Definitions” on pg 92.

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”Double-trigger” change in control payments
If, within the six months preceding or two years following a change in control, an NEO terminates employment with Mastercard or its successor for Good Reason or is terminated without Cause, the NEO will be entitled to the following termination payments:

“Double-trigger” change in control severance payments
•Lump sum payments within 30 days following date of termination of all base salary earned but not paid
•Pro rata portion of the annual incentive bonus payable in year of termination and previous year if not already paid (in each case, based on actual performance)
•Base salary continuation for 24 months following termination (the severance period) but not beyond the employee’s mandatory retirement date
•Additional pay continuation following the date of termination equal to the average annual bonus received by the executive over the prior two years of employment, payable ratably over the severance period but not beyond the employee’s mandatory retirement date

•Payment of the monthly COBRA medical coverage premium for the applicable COBRA period (or, if shorter, the severance period) or, if the executive is eligible, the full cost of the Mastercard Retiree Health Plan during the severance period with retiree contribution levels applying thereafter

•Reasonable outplacement services for the shorter of the severance period or the period of unemployment
•Such additional benefits, if any, that the executive would be entitled to under applicable Mastercard plans and programs (other than severance payments)
Release of claims
Each NEO is required to enter into a separation agreement and release of claims against Mastercard in order to receive severance payment.
Additional terms
Restrictive covenants
All of the executives are subject to Mastercard’s standard restrictive covenants for executive employees, including non-disclosure, non-competition and non-solicitation obligations.
In addition, each executive has signed a separate non-compete agreement, including agreements in order to receive long-term incentive awards and specified severance and change in control payments as follows:

Executive	Long-term incentive awards	Severance plan payments	Change in control payments

All NEOs
•12-month non-compete
•24-month non-solicit
•In the event of a violation, repayment of specified gains from stock options exercised and repayment of vested equity awards from the two-year period preceding the violation
		•Non-compete and non-solicit for longer of 18 months or the length of the severance payments (agreement to be executed within 60 days following termination)	•Two-year non-compete and non-solicit

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Definitions
Cause
Defined as (a) willful failure of the executive to perform duties or responsibilities (other than due to disability); (b) engagement in serious misconduct that is injurious to Mastercard, including, but not limited to, damage to its reputation or standing in the industry; (c) conviction of, or entering into a plea of guilty or nolo contendere to, a crime that constitutes a felony or a crime that constitutes a misdemeanor involving moral turpitude; (d) the material breach of any written covenant or agreement with Mastercard not to disclose any information pertaining to Mastercard; (e) the breach of our Code of Conduct, the Supplemental Code of Ethics, any material provision of the employment agreement or any material provision of other specified Mastercard policies; or (f) unless otherwise determined by the HRCC, the knowledge of the executive or willful blindness to the following conduct on the part of any individual over whom the executive has supervisory authority: (i) actions involving serious misconduct that is injurious to Mastercard or (ii) a significant violation of the Code of Conduct, the Supplemental Code of Conduct or any material provision of other specified Mastercard policies.
Notice of termination for Cause must state the date of termination and identify the grounds upon which termination is based.
Good Reason
Defined as: (a) the assignment to a position for which the executive is not qualified or a materially lesser position than the position held; (b) a material reduction in annual base salary other than a 10% or less reduction, in the aggregate, over the term of employment; or (c) the relocation of the executive’s principal place of employment to a location more than 50 miles from his or her principal place of employment (excluding a relocation that does not increase the executive’s commute by more than 20 miles).
Change in control
Defined as the occurrence of any of the following events (other than by means of a public offering of Mastercard’s equity securities):
(a)    the acquisition by any person of beneficial ownership of more than 30% of the voting power of the then outstanding equity shares of Mastercard (the Outstanding Registrant Voting Securities), subject to specified exceptions;
(b)    a change in the composition of the Board that causes less than a majority of Mastercard’s directors then in office to be members of the Board, subject to specified exceptions;
(c)    consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of Mastercard’s assets or the purchase of assets or stock of another entity (a Business Combination), in each case, unless immediately following such Business Combination (1) all or substantially all of the persons who were the beneficial owners of the Outstanding Registrant Voting Securities immediately prior to such Business Combination will beneficially own more than 50% of the then outstanding voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Registrant Voting Securities, (2) no person will beneficially own more than a majority of the voting power of the then outstanding voting securities of such entity except to the extent that such ownership of Mastercard existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the entity resulting from such Business Combination will have been members of the incumbent Mastercard Board at the time of the initial agreement, or an action of Mastercard’s Board, providing such Business Combination; or
(d)    approval by Mastercard’s stockholders of a complete liquidation or dissolution of Mastercard.
Retirement
Defined in the LTIP as voluntary termination of employment on or after the earliest of: (i) attaining age 65 while in service and completing two years of service, (ii) attaining age 60 while in service and completing five years of service, and/or (iii) attaining age 55 while in service and completing 10 years of service.
Potential payments tables
The following tables display the potential payments upon termination of employment, including in connection with a change in control of Mastercard, for each of the NEOs assuming the event took place on December 31, 2025. Following the tables are footnotes that provide additional information with respect to other potential payments and benefits.

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In the tables, the equity awards shown for the NEO represent the value of unvested RSUs, PSUs and stock options that would vest or continue to vest in the event of termination or change in control, as applicable, based on the $570.88 per share stock price of Class A common stock on the NYSE on December 31, 2025.
In the event of a change in control, outstanding awards continue to vest in accordance with the terms of the grant, but in the case of PSUs only to the extent the achievement of the relevant performance goals can continue to be measured subsequent to the change in control. To the extent achievement of the relevant performance goals can no longer be measured, the performance goals no longer apply, and the NEO’s unvested PSUs would vest, in accordance with the terms of such grants, on March 1, 2026, March 1, 2027 and March 1, 2028, respectively, conditioned upon the NEO’s continued employment with Mastercard, as of those dates, and would be paid at a target level of performance. In the event that within six months preceding or two years following a change in control, the NEO is terminated without
Cause, all of the NEO’s then unvested stock options, RSUs and PSUs would vest immediately and in the case of PSUs would be payable at a target level of performance.
If an NEO (i) who is retirement-eligible (as defined in the LTIP) is terminated without Cause (other than in connection with a change in control) or voluntarily resigns, or (ii) has a qualifying termination due to disability (as defined in the LTIP or applicable award agreement), all unvested RSUs, PSUs and stock options would continue to vest according to the terms of the award. If an NEO who is not retirement-eligible is terminated without Cause (other than in connection with a change in control), all unvested stock options would be forfeited, and a portion of the unvested RSUs and PSUs would continue to vest according to the terms of the award.
In the event of the NEO’s death, all unvested RSUs, PSUs (at a target level of performance) and stock options held by the NEO would immediately become vested.

	Michael Miebach
Benefit	Death	Disability	For Cause	Voluntary[4]	Without Cause/ with Good Reason	Termination following change in control
Cash Severance[1]	$—	$—	$—	$—	$8,598,705	$10,885,664
Annual Incentive Award	$3,500,000	$3,500,000	$—	$7,957,950	$7,957,950	$7,957,950
Unvested Equity[2]
Restricted Stock Units	$10,626,360	$10,626,360	$—	$10,626,360	$10,626,360	$10,626,360
Unexercisable Options	$4,097,462	$4,097,462	$—	$4,097,462	$4,097,462	$4,097,462
Performance Stock Units	$50,555,991	$50,555,991	$—	$50,555,991	$50,555,991	$50,555,991
Total	$65,279,813	$65,279,813	$—	$65,279,813	$65,279,813	$65,279,813
Other Benefits[3]
Health and Welfare	$—	$—	$—	$—	$41,063	$41,063
Outplacement	$—	$—	$—	$—	$25,000	$25,000
Total	$—	$—	$—	$—	$66,063	$66,063
Total	$68,779,813	$68,779,813	$—	$73,237,763	$81,902,531	$84,189,490

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	Sachin Mehra
Benefit	Death	Disability	For Cause	Voluntary[4]	Without Cause/ with Good Reason	Termination following change in control
Cash Severance[1]	$—	$—	$—	$—	$4,140,909	$5,223,974
Annual Incentive Award	$1,237,500	$1,237,500	$—	$2,421,491	$2,421,491	$2,421,491
Unvested Equity[2]
Restricted Stock Units	$4,285,596	$4,285,596	$—	$4,285,596	$4,285,596	$4,285,596
Unexercisable Options	$1,740,064	$1,740,064	$—	$1,740,064	$1,740,064	$1,740,064
Performance Stock Units	$21,151,675	$21,151,675	$—	$21,151,675	$21,151,675	$21,151,675
Total	$27,177,335	$27,177,335	$—	$27,177,335	$27,177,335	$27,177,335
Other Benefits[3]
Health and Welfare	$—	$—	$—	$—	$35,215	$35,215
Outplacement	$—	$—	$—	$—	$25,000	$25,000
Total	$—	$—	$—	$—	$60,215	$60,215
Total	$28,414,835	$28,414,835	$—	$29,598,826	$33,799,950	$34,883,015

	Craig Vosburg
Benefit	Death	Disability	For Cause	Voluntary[4]	Without Cause/ with Good Reason	Termination following change in control
Cash Severance[1]	$—	$—	$—	$—	$3,288,521	$4,215,557
Annual Incentive Award	$1,080,000	$1,080,000	$—	$1,815,653	$1,815,653	$1,815,653
Unvested Equity[2]
Restricted Stock Units	$3,889,405	$3,889,405	$—	$3,889,405	$3,889,405	$3,889,405
Unexercisable Options	$1,445,066	$1,445,066	$—	$1,445,066	$1,445,066	$1,445,066
Performance Stock Units	$18,131,149	$18,131,149	$—	$18,131,149	$18,131,149	$18,131,149
Total	$23,465,620	$23,465,620	$—	$23,465,620	$23,465,620	$23,465,620
Other Benefits[3]
Health and Welfare	$—	$—	$—	$—	$24,695	$24,695
Outplacement	$—	$—	$—	$—	$25,000	$25,000
Total	$—	$—	$—	$—	$49,695	$49,695
Total	$24,545,620	$24,545,620	$—	$25,281,273	$28,619,489	$29,546,525

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	Timothy Murphy
Benefit	Death	Disability	For Cause	Voluntary[4]	Without Cause/ with Good Reason	Termination following change in control
Cash Severance[1]	$—	$—	$—	$—	$3,232,356	$4,183,349
Annual Incentive Award	$937,500	$937,500	$—	$1,576,088	$1,576,088	$1,576,088
Unvested Equity[2]
Restricted Stock Units	$3,293,407	$3,293,407	$—	$3,293,407	$3,293,407	$3,293,407
Unexercisable Options	$1,259,269	$1,259,269	$—	$1,259,269	$1,259,269	$1,259,269
Performance Stock Units	$15,601,009	$15,601,009	$—	$15,601,009	$15,601,009	$15,601,009
Total	$20,153,685	$20,153,685	$—	$20,153,685	$20,153,685	$20,153,685
Other Benefits[3]
Health and Welfare	$—	$—	$—	$—	$37,074	$37,074
Outplacement	$—	$—	$—	$—	$25,000	$25,000
Total	$—	$—	$—	$—	$62,074	$62,074
Total	$21,091,185	$21,091,185	$—	$21,729,773	$25,024,203	$25,975,196

	Edward McLaughlin
Benefit	Death	Disability	For Cause	Voluntary[4]	Without Cause/ with Good Reason	Termination following change in control
Cash Severance[1]	$—	$—	$—	$—	$2,717,609	$3,400,436
Annual Incentive Award	$840,000	$840,000	$—	$1,296,422	$1,296,422	$1,296,422
Unvested Equity[2]
Restricted Stock Units	$2,594,650	$2,594,650	$—	$2,594,650	$2,594,650	$2,594,650
Unexercisable Options	$999,594	$999,594	$—	$999,594	$999,594	$999,594
Performance Stock Units	$12,314,452	$12,314,452	$—	$12,314,452	$12,314,452	$12,314,452
Total	$15,908,696	$15,908,696	$—	$15,908,696	$15,908,696	$15,908,696
Other Benefits[3]
Health and Welfare	$—	$—	$—	$—	$37,548	$37,548
Outplacement	$—	$—	$—	$—	$25,000	$25,000
Total	$—	$—	$—	$—	$62,548	$62,548
Total	$16,748,696	$16,748,696	$—	$17,205,118	$19,985,275	$20,668,102

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	Linda Kirkpatrick
Benefit	Death	Disability	For Cause	Voluntary	Without Cause/ with Good Reason	Termination following change in control
Cash Severance[1]	$—	$—	$—	$—	$2,865,938	$3,624,328
Annual Incentive Award	$875,000	$875,000	$—	$—	$1,531,303	$1,531,303
Unvested Equity[2]
Restricted Stock Units	$2,354,309	$2,354,309	$—	$—	$1,011,599	$2,354,309
Unexercisable Options	$844,946	$844,946	$—	$—	$—	$844,946
Performance Stock Units	$10,774,789	$10,774,789	$—	$—	$6,787,192	$10,774,789
Total	$13,974,044	$13,974,044	$—	$—	$7,798,791	$13,974,044
Other Benefits[3]
Health and Welfare	$—	$—	$—	$—	$39,497	$39,497
Outplacement	$—	$—	$—	$—	$25,000	$25,000
Total	$—	$—	$—	$—	$64,497	$64,497
Total	$14,849,044	$14,849,044	$—	$—	$12,260,529	$19,194,172
1The amount relating to severance payable other than in connection with a change in control reflects payment over an 18-month period and is equal to 1.5 times the sum of the executive’s 2025 base salary plus bonus paid for services in 2024 (although Mastercard has discretion to provide such cash severance for up to 24 months). The amounts payable in connection with a change in control would be paid over a 24-month period and is equal to two times the sum of the executive’s 2025 base salary and the average of bonus paid for services in 2023 and 2024. Cash severance reflects the present value of this calculation using a discount rate of 4.41%, equal to 120% of the semiannual applicable short-term federal rates for December 2025. Cash severance amounts payable in connection with a change in control reflect any applicable reduction needed to avoid the excise tax under Internal Revenue Code Section 280G, as required under Mastercard's Change in Control Severance Plan if that would give the executive officer a better after-tax result.
2For the PSUs in the “Change in control” column, the amount reflects a change in control of Mastercard in which the company thereafter is unable to assess its performance against the specified objectives. Accordingly, consistent with the terms of the PSU awards, the amounts represented in the “Death” and “Change in control” columns represent target levels of performance (with respect to awards granted in 2023, 2024 and 2025), as do the amounts in the “Disability” column. Further details with respect to these awards are included in Note 16 (Share-Based Payments) in our 2025 Form 10-K. The deferred PSUs are not included in the above Potential payments tables. The payment of deferred PSUs will be accelerated upon the NEO’s death or qualifying termination with six months preceding or two years following a change in control. The value of the deferred PSUs (including dividend equivalents) based on the closing market price per share of Class A common stock on the NYSE on the last trading day of 2025 is as follows: $21,722,191 for Mr. Miebach, $9,610,747 for Mr. Mehra, $7,579,486 for Mr. Vosburg, $6,963,321 for Mr. Murphy, $5,512,080 for Mr. McLaughlin and $5,222,634 for Ms. Kirkpatrick, as further disclosed in the 2025 Nonqualified Deferred Compensation table.
3Includes continued health and welfare benefits; namely, health coverage, dental coverage, vision coverage, individual life insurance and individual disability insurance for 18 months following termination and outplacement assistance.
4Amount is included in the “Voluntary” column for Messrs. Miebach, Mehra, Vosburg, Murphy and McLaughlin because they have each satisfied the age and service requirements for retirement eligibility.

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Equity compensation plan information
The table below presents information as of December 31, 2025 for the LTIP and our Amended and Restated 2006 Non-Employee Director Equity Compensation Plan, both of which previously have been approved by stockholders. Mastercard does not have any equity compensation plans that have not been approved by stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights[1,2]	Weighted-average exercise price of outstanding options, warrants and rights[3]	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	4,467,065	$324.88	21,542,834
Equity compensation plans not approved by stockholders	—	—	—
Total	4,467,065		21,542,834
1The LTIP authorizes the issuance of stock options, stock appreciation rights, restricted stock, RSUs, PSUs and other stock-based awards, and our Amended and Restated 2006 Non-Employee Director Equity Compensation Plan authorizes the issuance of DSUs and other awards provided for by the LTIP, such as restricted stock. Of the total number of shares: (a) 1,752,386 shares may be issued pursuant to outstanding stock options; (b) 1,874,644 shares may be issued pursuant to outstanding RSUs; (c) 587,574 shares may be issued pursuant to outstanding PSUs (see footnote (2) below); and (d) 252,461 shares may be issued pursuant to outstanding DSUs.
2The number of shares to be issued pursuant to outstanding PSUs represents the aggregate number of PSUs granted in each of 2023, 2024 and 2025, corresponding to the number of shares of our Class A common stock. The PSUs are based on the expected performance over the three-year period ending December 31, 2025, 2026 and 2027, respectively, and will be based on actual performance levels up to a maximum of 200%.
3The weighted-average exercise price of outstanding options, warrants and rights excludes the RSUs, PSUs and DSUs.

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CEO pay ratio disclosure
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of SEC Regulation S-K, we are required to provide the ratio of the annual total compensation of our CEO, Mr. Miebach, to the median annual total compensation of all our employees except our CEO.
For 2025, the annual total compensation of our identified median employee (that is, the median employee across all employees of the company other than the CEO) was $124,650, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which includes base pay, incentive compensation, long-term incentive awards and matching pension contributions made by the company, as well as the change in pension value during 2025. Mr. Miebach’s annual total compensation for 2025 as reported in the Summary Compensation Table was $35,422,518. Accordingly, for 2025, the ratio of the compensation of our CEO to the compensation for our median employee was estimated to be 284 to 1.
Consistent with last year, we used the following methodology to identify the median employee:
•We collected employee data of all employees globally, whether employed on a full-time, part-time or temporary basis as of December 31, 2025
•We annualized the compensation of all new employees (other than temporary employees) who were hired by the company between January 1 and December 31, 2025 to reflect their estimated compensation over the entire year
•We applied an exchange rate as of December 1, 2025 to convert all international currencies into U.S. dollars
•We used total base pay and annual bonus target as of December 31, 2025 and actual long-term incentive award granted in 2025 as our consistently applied compensation measure
We believe our pay ratio presented above is a reasonable estimate. As SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, estimates and assumptions, our pay ratio may not be comparable with the pay ratios reported by other companies. Furthermore, the SEC has stated that it did not believe a purpose of the pay ratio rule was to facilitate comparisons among companies.

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Pay versus performance disclosure
The following table reports the compensation of our Principal Executive Officer (PEO) and the average compensation of the other NEOs as disclosed in the Summary Compensation Table for the past five fiscal years, as well as their “compensation actually paid,” as calculated pursuant to SEC rules, and certain performance measures required by the rules. The HRCC did not consider Compensation Actually Paid in its determination of PEO or other NEO compensation. Please refer to our CD&A on pgs 61-82 for a discussion of our executive compensation program objectives and the ways in which we align executive compensation pay with performance.

Year[1]	Summary Compensation Table Total for PEO[2]	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs[2]	Average Compensation Actually Paid to Non-PEO NEOs	Year-End Value of $100 Investment Based On:[3]		GAAP Net Income ($ millions)	Company-Selected Measure
					Total Shareholder Return	S&P 500 Financials Total Shareholder Return		Adjusted Net Revenue ($ millions)[4]
2025	$35,422,518	$35,653,703	$10,571,903	$10,655,990	$165	$203	$14,968	$32,005
2024	$30,099,482	$53,750,011	$10,561,951	$18,191,517	$151	$177	$12,874	$28,544
2023	$25,746,498	$47,120,269	$8,091,571	$15,629,985	$122	$135	$11,195	$25,054
2022	$21,058,543	$19,027,153	$7,689,150	$5,794,258	$98	$121	$9,930	$22,901
2021	$16,120,055	$10,224,761	$9,059,920	$905,219	$101	$135	$8,687	$18,961
1The PEO and Non-PEO NEOs for the applicable years were as follows:
•2025: Mr. Miebach served as our PEO, and Messrs. Mehra, Vosburg, Murphy and McLaughlin and Ms. Kirkpatrick served as the Non-PEO NEOs
•2024: Mr. Miebach served as our PEO, and Messrs. Mehra, Vosburg and Murphy and Ms. Seshadri served as the Non-PEO NEOs
•2023: Mr. Miebach served as our PEO, and Messrs. Mehra, Vosburg, Murphy, McLaughlin and Froman served as the Non-PEO NEOs
•2022: Mr. Miebach served as our PEO, and Messrs. Mehra, Vosburg, Froman and Murphy served as the Non-PEO NEOs
•2021: Mr. Miebach served as our PEO, and Messrs. Mehra, Banga, Vosburg and Froman served as the Non-PEO NEOs
2The 2025 Summary Compensation Table totals reported for the PEO and the average of the Non-PEO NEOs for each year were subject to the adjustments in the chart below per Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid.” In making such adjustments, equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant. See the Pay versus performance table in the 2025, 2024 and 2023 proxy statements for the adjustments made to determine “compensation actually paid” for prior years.
3Reflects year-end value of an initial investment of $100 made on December 31, 2020.
4Metrics shown differ from net revenue under GAAP because they exclude the impact of currency translational and transactional activity related to foreign exchange rates and the related impact of our foreign exchange derivatives designated as cash flow hedging instruments. The currency impact is calculated by remeasuring the current period’s results using the prior period’s exchange rates for both the translational and transactional activity.

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EXECUTIVE COMPENSATION

Year and Position	Summary Compensation Table Total Compensation	Less Grant Date Fair Value of Equity Awards Reported in the Summary Compensation Table	Plus Fair Value of Equity Awards Granted and Unvested at Fiscal Year-End	Change in Fair Value of Prior Years’ Equity Awards Unvested at Fiscal Year-End	Plus Fair Value of Equity Awards Granted and Vested in the Covered Year	Change in Fair Value of Prior Years’ Equity Awards Vested	Compensation Actually Paid
PEO
2025	$35,422,518	$(25,661,465)	$18,802,408	$4,347,037	$228,360	$2,514,845	$35,653,703
Non-PEO NEOs
2025	$10,571,903	$(8,015,347)	$5,883,181	$1,331,302	$61,049	$823,902	$10,655,990
Relationship between pay and performance
Below are graphs showing the relationship of “compensation actually paid” to our PEO and non-PEO NEOs in 2021, 2022, 2023, 2024 and 2025 to (1) TSR of both Mastercard and the S&P 500 Financials, (2) Mastercard’s GAAP Net Income and (3) Mastercard’s selected measure, Adjusted Net Revenue.
Compensation Actually Paid vs MA and S&P 500 Financials TSR
Compensation Actually Paid vs MA GAAP Net Income
Compensation Actually Paid vs MA Adjusted Net Revenue

Listed below are the financial measures that in our assessment represent the most important performance measures we use to link “compensation actually paid” for the last fiscal year to company performance:

•Adjusted EPS	•Adjusted Net Revenue
•Adjusted Net Income	•Relative Total Shareholder Return

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Audit
This section describes the factors we considered in making our recommendation that stockholders ratify our selection of PricewaterhouseCoopers as our independent registered public accounting firm for 2026.	06

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AUDIT

Proposal 3: Ratification of the appointment of independent registered public accounting firm for 2026	The Board unanimously recommends that stockholders vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Mastercard for 2026.
The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit Mastercard’s financial statements. The Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm to audit the financial statements of Mastercard Incorporated and its subsidiaries for the year ending December 31, 2026. PwC has served as our independent registered public accounting firm since 1989.
The Audit Committee conducted its annual evaluation of PwC, considering the factors described in the Audit Committee report below. Based on this evaluation, the committee believes that the continued retention of PwC to serve as our independent registered public accounting firm is in the best interests of Mastercard and our stockholders, and a resolution will be presented at the Annual Meeting to ratify PwC’s appointment. Although ratification is not required by applicable laws, our bylaws or otherwise, the Board is submitting the selection of PwC to our stockholders for ratification because we value your views on our independent registered public accounting firm. The Audit Committee intends to carefully consider the results of the vote. If the stockholders do not ratify the appointment of PwC, the committee will reconsider PwC’s selection. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of Mastercard and our stockholders.
A PwC representative is expected to be present at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.
Auditor’s services and fees
Audit Committee pre-approval of audit and non-audit services
The Audit Committee and Mastercard have adopted policies and procedures pertaining to the provision by Mastercard’s independent registered public accounting firm of any audit or non-audit services. The policies and procedures in place specifically require Audit Committee pre-approval of all audit and non-audit services. In addition, proposed services of the independent registered public accounting firm materially exceeding any pre-approved project scope, terms and conditions or cost levels require prior approval by the Audit Committee. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee Chairperson and to the committee at its next regular meeting. The Audit Committee may delegate power to its chairperson to pre-approve, in certain circumstances, any engagements or changes in engagements by the independent registered public accounting firm for audit or non-audit services. All fees paid to PwC in connection with 2025 engagements were pre-approved in accordance with Mastercard’s policies and procedures.
The Audit Committee and Mastercard also have adopted policies and procedures to help ensure the independence of our independent registered public accounting firm and periodically consider whether there should be a regular rotation of the firm. As part of this review process, PwC was evaluated utilizing guidance prescribed by the Center for Audit Quality.
Further, the Audit Committee assures the mandated rotation of the lead engagement partner in accordance with SEC rules and oversees the selection process. This process involves a meeting between the Audit Committee Chairperson and the candidate for the role, as well as discussions with the committee and management. Consistent with this process, we rotated our lead engagement partner in 2023.

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AUDIT
Audit fees and all other fees
Set forth below are the aggregate audit and non-audit fees billed to Mastercard by PwC for 2025 and 2024 (in thousands):

Type of fee	Description	2025	2024
Audit fees	For the annual integrated audit, the quarterly reviews of the consolidated financial statements and the statutory audits required for certain businesses, countries or jurisdictions in which we operate, as well as comfort letters, consents or services provided in connection with other statutory and regulatory filings	$12,650	$12,822
Audit-related fees	For assurance and audit-related services (not included in the audit fees set forth above) reasonably associated with the performance of the audit or review of our financial statements, primarily internal controls review of selected information systems	$3,550	$3,272
Tax fees	For tax compliance, tax advice and tax planning services	$498	$312
All other fees	All other fees for permitted services that do not fit into the above categories, primarily fees for compliance-related services and consulting services	$550	$1,084
Total		$17,248	$17,490
Audit Committee report
Mastercard’s Audit Committee operates under a written charter adopted by the Board. You can find the charter on our website at https://investor.mastercard.com/corporate-governance/board-committees/default.aspx.
The charter details the committee’s responsibilities and practices. It is reviewed and updated annually as appropriate to reflect the committee’s evolving role and to address regulatory changes, evolving oversight practices and investor feedback.
Primary responsibilities
The Audit Committee assists the Board in its oversight of:
•quality and integrity of Mastercard’s financial statements
•Mastercard’s financial and operational risk exposures and compliance with legal and regulatory requirements
•qualifications, performance and independence of the independent registered public accounting firm engaged to perform the integrated audit of the company
•risk assessment and risk management of the company, in coordination with the Risk Committee
•performance of Mastercard’s internal audit function
•quality of Mastercard’s internal controls
2025 actions
In 2025, the Audit Committee met 9 times and fulfilled its duties and responsibilities. Among other things, the committee performed the following:
Reporting
•Met regularly with management, the Chief Audit Executive and PwC to discuss the overall quality of Mastercard’s financial accounting and reporting
•Reviewed and discussed with management and PwC, Mastercard’s financial statements, earnings releases, and quarterly and annual reports prior to furnishing to or filing with the SEC
•Reviewed with management, the Chief Audit Executive and PwC the results of internal and external audit examinations and approved internal and external audit plans, which were developed based on a risk-based methodology and evaluation

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AUDIT
Independent auditor
•Approved all audit, audit-related and non-audit fees and services consistent with Mastercard’s pre-approval policy
•Reviewed PwC’s qualifications, performance and independence and discussed PwC’s independence with it
•Discussed the re-appointment of PwC
Internal audit
•Reviewed the structure, objectives, resourcing and performance of Mastercard’s internal audit function, as well as the internal audit plan and the resulting findings and observations
Internal controls
•Met with the Chief Audit Executive and PwC, both with and without management present, to discuss their evaluations of Mastercard’s internal controls, including the company’s disclosure controls and procedures and internal controls over financial reporting, and reported to the Board on the status of those controls
Financial and operational risk, legal and regulatory compliance
•Regularly met with Mastercard’s Chief Financial Officer, Chief Administrative Officer, General Counsel and Chief Audit Executive and with PwC to discuss financial management and reporting, legal and regulatory, accounting, audit and internal control matters
•Regularly met with the Chief Compliance Officer to discuss the effectiveness of Mastercard’s ethics and compliance system and regularly received related status reports
•Discussed the company’s major financial and operational risk exposures and the steps management has taken to monitor and manage such exposures
•In coordination with the Risk Committee, discussed the company’s guidelines and policies with respect to risk assessment and risk management
•Discussed risks relating to the financial statements and financial reporting and controls, including capital and liquidity, internal controls, legal and compliance risks, operational and technology risks, and third-party risks
Oversight and evaluation of independent registered public accounting firm
As noted above, the Audit Committee assists the Board in its oversight of PwC’s qualifications, performance and independence. The committee recognizes the importance of maintaining the firm’s independence, in both fact and appearance. As part of its process to determine and ensure PwC’s independence, the Audit Committee has received from PwC the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with PwC that firm’s independence from the company and management. These discussions included reviewing and considering with PwC whether the provision of non-audit services provided by it to Mastercard during 2025 was compatible with its independence. The Audit Committee concurred with PwC’s conclusion that PwC is independent from Mastercard and management.
The Audit Committee also is responsible for the appointment, compensation and retention of PwC, including an annual evaluation of PwC, periodic consideration of firm rotation and oversight of the selection of the firm’s lead engagement partner. As part of its responsibilities, the committee conducted its annual evaluation of PwC.
In deciding whether to re-engage PwC, the Audit Committee considered:
•PwC’s independence and integrity
•PwC’s competence and compliance with technical standards
•The business acumen, value-added benefit, continuity and consistency, and technical and core competency provided by the engagement team
•PwC’s capabilities and expertise to support the complexity of our global footprint, the breadth of our offerings and our industry
•The effectiveness of PwC’s processes, including its quality control, timeliness and responsiveness, and communication and interaction with management
•PwC’s efforts toward efficiency, including with respect to process improvements and fees
Based on this review, the Audit Committee has retained PwC and believes its continued retention is in the best interests of Mastercard and our stockholders.

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AUDIT
2025 audited financial statements and internal controls
Management is responsible for establishing effective internal controls over financial reporting and preparing Mastercard’s consolidated financial statements. PwC is responsible for:
•auditing and reporting on Mastercard’s consolidated financial statements in accordance with the standards of the PCAOB
•expressing an integrated opinion as to whether Mastercard’s financial statements conform in all material respects with Generally Accepted Accounting Principles (GAAP) and whether Mastercard’s internal controls over financial reporting are effective as of December 31, 2025, based on criteria established by the Committee of Sponsoring Organizations of the Treadway Commission (2013)
The Audit Committee monitors and oversees the processes by which management and PwC fulfill their responsibilities.
In this context, the Audit Committee, among other things, has met and held discussions with management and PwC to review and discuss Mastercard’s audited financial statements and management’s assessment of its internal control over financial reporting and PwC’s evaluation of such assessment; asked management and PwC questions relating to such matters; and discussed with PwC the matters required to be discussed by the applicable PCAOB standards and the SEC. These meetings and discussions included a review of the quality of the accounting principles the company utilized, the reasonableness of significant accounting estimates and judgments, and the clarity of disclosures in Mastercard’s consolidated financial statements. As part of these discussions, management represented to the Audit Committee that Mastercard’s consolidated financial statements were prepared in accordance with GAAP.
Based upon the Audit Committee’s discussions with management and PwC, the Audit Committee’s review of the representations of management and the report and required communications provided by PwC to the Audit Committee (including written disclosures required by the PCAOB concerning independence), the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Mastercard’s 2025 Form 10-K for filing with the SEC.
Audit Committee
Julius Genachowski, Chairperson
Candido Bracher
Merit E. Janow
Rima Qureshi
Gabrielle Sulzberger
Harit Talwar
(April 2026)

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Stockholder proposals

Stockholders will vote on the following stockholder proposals (proposals 4 and 5) if they are properly presented at our Annual Meeting and not withdrawn or otherwise excluded before the Annual Meeting. Mastercard is not responsible for the accuracy or content of the proposals and supporting statements presented below, which appear in the form in which we received them. They may contain typos and other errors, as well as assertions about Mastercard that we believe are incorrect. Our statements of opposition represent the reasons that we believe stockholders should vote against the proposals. We have had direct engagement with each proponent who submitted a stockholder proposal for consideration at the Annual Meeting.

07

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STOCKHOLDER PROPOSALS

Proposal 4: Consideration of a stockholder proposal regarding shareholder right to act by written consent	The Board unanimously recommends that stockholders vote AGAINST this proposal.
The following proposal has been submitted to the company for action at the Annual Meeting by John Chevedden. Mr. Chevedden’s address and shareholdings will be provided promptly upon receipt of a written or oral request. The text of the proposal is as follows:
Stockholder Proposal
Shareholder Right to Act by Written Consent
Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any unnecessary restriction based on length of stock ownership or the method by which shareholders hold their shares).
This includes shareholder ability to initiate any appropriate topic for written consent. This includes that any associated request for a record date shall have the lowest allowable figure. This includes that written consent not include a solicitation clause mandating a certain percent of shares be solicited unless legally required.
Mastercard shareholders have a particular need for the right to act by written consent because it is considerably more difficult than necessary for Mastercard shareholders to call for a special shareholder meeting.
Shareholders acting by written consent and calling for a special shareholder meeting are 2 means that shareholders of a company can use to put forth a proposal on a timely basis without waiting for the annual shareholder meeting.
Delaware law considers it reasonable for 10% of shareholders to call for a special shareholder meeting – yet Mastercard made the threshold 15% of shareholders based on all shares outstanding and then excluded all Mastercard shares that were not long-term shares, which excludes the Mastercard shares most likely to call for a special shareholder meeting.
Acting by written consent is hardly ever used by shareholders but the main point of having a right to act by written consent is that it gives shareholders greater standing to engage effectively with management when Mastercard is underperforming.
The following challenging 2025 news reports on Mastercard make it more important to adopt this proposal without delay:
A proposed settlement in a long-running class-action lawsuit with U.S. merchants over interchange (swipe) fees was met with significant criticism from merchant groups, including the National Retail Federation. Critics argue the settlement offers only “window dressing” and no meaningful reduction in fees, potentially promoting Congress to intervene.
Reports that large merchants are exploring ways to bypass traditional credit card networks and their associated fees contributed to a decline in Mastercard’s shares.
The Mastercard Economics Institute’s forecast indicates that inflation and economic uncertainty are pushing customers to seek discounts and promotions, impacting the overall transaction volume and value.
A November 2025 report highlighted that Mastercard insiders were net sellers of their stock over the last year, which some shareholders might interpret as a negative signal about future prospects.
Please vote yes:
Shareholder Right to Act by Written Consent – Proposal 4

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STOCKHOLDER PROPOSALS
The Board’s Statement in Response
The Board unanimously recommends that stockholders vote AGAINST this proposal for the following reasons.
Action by written consent is unnecessary given the robust set of rights already available to our stockholders, such as the ability for stockholders to call a special meeting and nominate director candidates through our proxy access bylaw provision.
Our stockholders already have meaningful, practical avenues to raise issues with management, engage with the Board and initiate action year-round.
In 2022, our stockholders and the Board amended our governing documents to provide our stockholders with the right to call a special meeting. Specifically, our bylaws were amended to permit one or more of our stockholders who own, and, in each case, who have owned continuously for at least one year, at least 15% of the voting power of our outstanding shares of Class A common stock to call a special meeting.
This special meeting right empowers our stockholders to bring important matters forward in between annual meetings at a single meeting where stockholders, the Board and management can hold a discussion in a structured, transparent and equitable manner. Moreover, this right ensures that all stockholders receive advance notice, full and accurate disclosures, and the opportunity to consider management’s recommendations before any action is taken. These protections, which do not exist in the written consent process, provide minority stockholders with an effective and efficient mechanism for collective action without undermining the rights of other stockholders.
In addition, our bylaws include a market-standard proxy access bylaw provision, enabling stockholders who satisfy certain ownership and holding requirements to nominate directors for inclusion in the company’s proxy materials. Our proxy access bylaw provision permits up to 20 stockholders owning 3% or more of our Class A common stock for a period of at least three years to submit a director nominee for inclusion in our proxy statement (and up to the greater of two director nominees or 20% of the number of directors up for election to the Board may be submitted via our proxy access bylaw provision in any given year), subject to certain provisions included within our bylaws. Our proxy access bylaw provision already gives stockholders an effective means to influence Board composition by nominating director candidates for inclusion in the company’s proxy materials. Our proxy access bylaw provision also complements our stockholders’ ability to call a special meeting as both mechanisms already provide our minority stockholders with the ability to effectively voice their views.
These rights promote Board and management responsiveness and ensure that stockholder perspectives can, when necessary, meaningfully influence Board composition, governance priorities and strategic considerations, rendering the proposed adoption of a written consent right unnecessary.
We believe that matters requiring stockholder approval should be addressed through a transparent, informed, inclusive and equitable process that provides all stockholders with the same information and the same opportunity to participate rather than through action by written consent, which circumvents the important procedural protections associated with the stockholder meeting process.
The requirements associated with the stockholder meeting process provide all stockholders with the following important protections and advantages that are notably absent from the written consent process:
•accurate and complete information about the proposed action is included in a proxy statement, which is widely distributed to stockholders before the meeting;
•all stockholders have a chance to engage with the company and fellow stockholders and also have greater flexibility to change their decisions before the proposed action becomes effective;
•all communications with respect to proposed actions to be taken at a meeting of stockholders are governed by SEC rules that require disclosure to all stockholders, preventing a group of stockholders from approving critical actions without advance notice to, or participation by, all other stockholders as well as the company; and
•the Board is able to analyze and provide a recommendation to stockholders on actions proposed to be taken, which stockholders can consider and evaluate before any action is taken.
By contrast, action by written consent is less transparent and inclusive as it does not require that all stockholders receive advance notice of a written consent proposal, adequate time to consider proposals or alternative views, and accurate and complete information about the proposed action in a proxy statement.

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STOCKHOLDER PROPOSALS
Action by written consent could also allow a group of stockholders, including those who may accumulate short-term or borrowed voting positions, to act on significant matters without prior notice to the broader stockholder base and without providing all stockholders an opportunity for a meeting. Thus, we believe that action by written consent is inherently exclusionary and could disenfranchise stockholders who may be neither solicited nor aware that corporate action is underway, undermining the fairness, transparency and deliberate rigor that are hallmarks of a stockholder meeting.
The written consent process also carries the risk of creating a fragmented, uncertain and potentially unsound governance environment. Because written consent does not require uniform disclosures or a clearly defined timeline for participation, different stockholder groups could solicit consents simultaneously, potentially on a near‑continuous basis, advancing narrow or conflicting agendas. These potentially duplicative or contradictory solicitations would create confusion and impose a significant administrative and financial burden on the company while providing no corresponding benefit to our stockholders. The absence of procedural safeguards – such as equal access to information, structured debate and the ability to consider the Board’s recommendation – further heightens the risk that important decisions may be made hastily or without the full participation of long‑term stockholders.
For these reasons, we believe that maintaining stockholder action exclusively through duly noticed meetings best protects the rights and interests of all stockholders and preserves the integrity of the company’s governance framework.
Mastercard’s other existing strong governance practices further empower stockholders and promote Board accountability and responsiveness.
The Board remains firmly committed to maintaining high governance standards and has adopted policies and practices that provide stockholders with meaningful avenues to express their views and ensure effective, independent oversight of management. Key examples of these practices include:
•Annual Election of Directors: All Mastercard directors stand for election annually, and stockholders retain the ability to remove directors with or without cause.
•Majority Voting Standard for Election of Directors: In uncontested elections, directors must receive a majority of votes cast to be elected.
•Independent Board Leadership: 10 of our 11 director nominees are independent. Michael Miebach, our CEO, is the only director nominee who is not independent, and the Board is led by our independent Board Chairperson, Merit E. Janow.
•Independent Board Committees: The Board committees are all composed of independent directors, ensuring that oversight of critical matters – such as the company’s financial reporting integrity, governance structure and executive compensation – is entrusted to our independent directors.
As such, we believe that the combination of our ongoing engagement with stockholders and our current corporate governance practices, including a meaningful special meeting right and proxy access bylaw provision, renders the proposal’s implementation unnecessary and misaligned with our stockholders’ best interests.
For the foregoing reasons, the Board recommends that stockholders vote AGAINST this proposal.

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STOCKHOLDER PROPOSALS

Proposal 5: Consideration of a stockholder proposal to adopt cumulative voting for the election of directors	The Board unanimously recommends that stockholders vote AGAINST this proposal.
The following proposal has been submitted to the company for action at the Annual Meeting by National Legal and Policy Center (NLPC). NLPC’s address and shareholdings will be provided promptly upon receipt of a written or oral request. The text of the proposal is as follows:
Stockholder Proposal
Adopt Cumulative Voting for Directors
RESOLVED, that the stockholders of Mastercard Incorporated (“the Company”) hereby approve, and request that the Board of Directors take all necessary steps—consistent with Delaware law—to adopt cumulative voting for the election of directors, including:
1.amending the Company’s Amended and Restated Certificate of Incorporation to expressly provide for cumulative voting as permitted under Section 214 of the Delaware General Corporation Law;
2.amending the Company’s Amended and Restated Bylaws to include corresponding procedural provisions implementing cumulative voting; and
3.making any other conforming changes necessary to fully implement cumulative voting for all future elections of directors.
Supporting Statement:
Cumulative voting is a well-established mechanism that enhances shareholder rights by allowing shareholders to allocate their votes among director nominees in the manner they believe best serves their interests.
The Board’s Statement in Response
The Board unanimously recommends that stockholders vote AGAINST this proposal for the following reasons.
Our majority voting standard is a well‑established governance practice that promotes director accountability.
Our majority voting standard for the election of directors provides that each share of Class A common stock is entitled to one vote for each director nominee. Under this standard, directors are elected only if they receive the affirmative support of a majority of the votes cast.
Our majority voting standard ensures that directors are elected only with the meaningful support of a majority of the votes cast by our stockholders, thereby enhancing director accountability by requiring each nominee to earn broad stockholder approval.
By contrast, cumulative voting can give stockholders with relatively small ownership stakes disproportionate influence in director elections by allowing them to concentrate their votes to elect a single director nominee aligned with their particular interests, even without the support of a majority of stockholders.
Moreover, the widespread adoption of majority voting among large U.S. public companies confirms its status as a well‑established governance practice for director elections. According to FactSet, 91% of S&P 500 companies have a majority voting standard for the election of directors. Conversely, only a small minority of S&P 500 companies – approximately 1% – currently permit cumulative voting in director elections. Thus, our existing voting standard aligns with the prevailing governance practice adopted by the vast majority of large U.S. public companies.
Our majority voting standard facilitates the fair election of directors who will represent the interests of all our stockholders, whereas cumulative voting could result in the election of directors who pursue a narrow and self-interested agenda held by a minority stockholder group to the detriment of the company and all other stockholders.
Under our current voting framework, each share of our Class A common stock is entitled to one vote for each director nominee, allowing stockholders to vote in proportion to their ownership interests. This structure encourages director nominees to seek broad stockholder support and helps ensure that the Board reflects the interests of all stockholders rather than those of any particular group.
Cumulative voting, however, permits a small group of stockholders to concentrate their votes to elect a single director nominee, even without the support of a majority of stockholders casting votes in favor of that nominee, and could exert disproportionate influence over the composition of the Board.
For the foregoing reasons, the Board recommends that stockholders vote AGAINST this proposal.

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Stock ownership information
Information about the beneficial ownership of our voting securities by directors, management and certain beneficial owners is provided in the tables in this section.	08

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STOCK OWNERSHIP INFORMATION
Security ownership of certain beneficial owners
The following table sets forth certain information with respect to the beneficial ownership of our voting securities held by each person known to us to beneficially own more than 5% of any class of our voting securities. The number of shares beneficially owned by each stockholder as described in this proxy statement is determined in accordance with the rules of the SEC. Under such SEC rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 877,780,670 shares of Class A common stock outstanding as of April 21, 2026.

Name and address of beneficial owner	Shares of Class A common stock beneficially owned	Percent of total outstanding Class A common stock beneficially owned
The Vanguard Group, Inc.[1]	75,250,260	8.6%
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock, Inc.[2]
50 Hudson Yards	67,825,777	7.7%
New York, NY 10001
Mastercard Foundation Asset Management Corporation[3]
250 Yonge Street, Suite 2400	65,234,702	7.4%
Toronto, Ontario M5B 2L7
1Based solely on a Schedule 13G/A filed with the SEC on February 13, 2024, The Vanguard Group, Inc. had sole dispositive power with respect to 71,670,525 shares of Class A common stock, shared dispositive power with respect to 3,579,735 shares of Class A common stock and shared voting power with respect to 1,113,418 shares of Class A common stock. The Vanguard Group subsequently reported on a Schedule 13G/A filed with the SEC on March 27, 2026, that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Mastercard securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).
2Based solely on a Schedule 13G/A filed with the SEC on February 12, 2024, BlackRock, Inc. has sole dispositive power with respect to 67,825,777 shares of Class A common stock and sole voting power with respect to 60,923,859 shares of Class A common stock.
3Based solely on a Schedule 13G/A filed with the SEC on April 16, 2026 and information known to the company, Mastercard Foundation Asset Management Corporation (MFAM) has shared dispositive and voting power with Mastercard Foundation with respect to 65,234,702 shares of Class A common stock. MFAM, a wholly owned subsidiary of Mastercard Foundation, became the investment manager for the shares of Class A common stock directly held by Mastercard Foundation on February 1, 2024.
Security ownership of directors and management
The following table shows, as of April 21, 2026, all shares of Class A common stock beneficially owned by each director, each named executive officer and all current directors and executive officers as a group. Such shares consist of:
•the number of shares of Class A common stock directly or indirectly owned;
•any shares of Class A common stock that could be acquired through the exercise of options to purchase shares of Class A common stock exercisable within 60 days of April 21, 2026; and
•any other stock awards that could vest (or have restrictions removed) within 60 days of April 21, 2026, including RSUs, DSUs and restricted stock.
Unless otherwise indicated, each of the named individuals and each member of the group have sole voting power and sole investment power with respect to the shares beneficially owned. The number of shares beneficially owned, as that term is defined by Rule 13d-3 under the Exchange Act, by all current directors and executive officers as a group as of April 21, 2026 and each director and named executive officer individually is less than 1% of the outstanding shares of Class A common stock. No director or executive officer beneficially owns, either directly or indirectly, any shares of Class B common stock.

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STOCK OWNERSHIP INFORMATION

Name	Shares of Class A common stock directly and indirectly owned	Shares of Class A common stock obtainable within 60 days	Total shares of Class A common stock beneficially owned (shown in columns (a) and (b))
	(a)	(b)[1]	(c)
Candido Bracher	496	2,387[2]	2,883[2]
Richard K. Davis	8,360	2,386	10,746
Julius Genachowski	1,791[2,3]	8,469	10,260[2,3]
Choon Phong Goh	2,157	3,644	5,801
Merit E. Janow	8,522	5,399	13,921
Oki Matsumoto	5,797	2,386	8,183
Michael Miebach	53,144[2]	157,126	210,270[2]
Youngme Moon	2,157	2,386	4,543
Rima Qureshi[4]	12,803[5]	8,469	21,272
Gabrielle Sulzberger	1,621	3,715	5,336
Harit Talwar	280	2,386	2,666
Lance Uggla	6,118	3,214	9,332
Linda Kirkpatrick	16,304[2]	36,645	52,949[2]
Edward McLaughlin	23,778[2]	72,505	96,283[2]
Sachin Mehra	17,530[2]	46,134	63,664[2]
Timothy Murphy[6]	8,068[2,7]	36,950	45,018[2,7]
Craig Vosburg	46,423[2]	53,953	100,376[2]
All current directors and executive officers as a group (23 persons)	245,125[2,3]	509,685[2]	754,810[1,2,3]
1Includes shares of Class A common stock underlying stock options exercisable, RSUs vesting, DSUs receivable and restricted stock with restrictions removable within 60 days of April 21, 2026. For non-employee directors, also includes DSUs and restricted stock that will be settled or have restrictions removed, as applicable, within 60 days of termination of service as a director.
2Fractional shares have been rounded up to the nearest whole share.
3Includes 1,790,173 shares held in trusts of which Mr. Genachowski is the trustee. Mr. Genachowski has sole voting and investment power with respect to these shares.
4Ms. Qureshi is not standing for re-election at the Annual Meeting.
5Includes 12,803 shares held in a company solely-owned and controlled by Ms. Qureshi. Ms. Qureshi has sole voting power and investment power with respect to these shares.
6On May 1, 2025, Mr. Murphy was appointed Vice Chair at Mastercard and was no longer an executive officer.
7Includes 1,000 shares held by Mr. Murphy’s dependent child.

2026 MASTERCARD PROXY	113

About the Annual Meeting and voting
09	This section, organized in a Q&A format, is designed to provide stockholders with answers to general questions about our Annual Meeting.

114	2026 MASTERCARD PROXY

ABOUT THE ANNUAL MEETING AND VOTING
Why am I receiving these proxy materials?
You are receiving this proxy statement and additional proxy materials in connection with the Board’s solicitation of proxies to be voted at the Annual Meeting or at any adjournment or postponement of it.
How is Mastercard distributing proxy materials?
Under SEC rules, we are furnishing our proxy materials online. On or about April 27, 2026, we expect to start mailing to our Class A common stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (Notice), which explains how to access the proxy materials online and to make the materials available on www.proxyvote.com. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice tells you how to access and review the proxy materials online. The Notice also tells you how to submit your proxy via the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, follow the instructions in the Notice explaining how to request printed materials on a one-time or ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet as we believe electronic delivery will allow you to receive your materials faster and also will lower costs and reduce the environmental impact of our Annual Meeting by reducing the printing and mailing of full sets of materials.
Our proxy materials include this proxy statement and the 2025 Form 10-K.
Copies of the 2025 Form 10-K and our other periodic filings are available in the “Investor Relations” section of our website (https://investor.mastercard.com/investor-relations/default.aspx) under “Financials and SEC Filings.” The information included in our website is not incorporated herein by reference.
A copy of the proxy materials, including the 2025 Form 10-K, will be furnished to you free of charge upon request to our Corporate Secretary or to our proxy solicitor at, respectively:

Mastercard Incorporated Office of the Corporate Secretary 2000 Purchase Street Purchase, NY 10577	or	Sodali & Co 333 Ludlow Street 5th Fl., South Tower Stamford, CT 06902 Individuals call: (800) 662-5200 Banks & Brokers call:(203) 658-9400
Attention: Corporate Secretary corporate.secretary@mastercard.com Telephone: 914.249.2000

Who is entitled to vote at the Annual Meeting?
We have two classes of stock outstanding: Class A common stock and Class B common stock. Our publicly traded Class A common stock is our only class of voting stock. Our Class A stockholders are the only stockholders entitled to notice of, and to vote on, proposals at the Annual Meeting or any adjournment or postponement of the meeting. As of April 21, 2026, 877,780,670 shares of Class A common stock were outstanding.
Class A stockholders of record on the Record Date are entitled to vote their shares at the Annual Meeting or any adjournment or postponement of it. Each share of Class A common stock is entitled to one vote per share on all matters on which stockholders are entitled to vote. The Record Date is established by the Board as required by Delaware law and our bylaws.
Class B common stock is a non-voting class held only by certain of our customers and was distributed in connection with our IPO. Except as may be required by Delaware law, holders of Class B common stock have no voting power and may not vote on the proposals in this proxy statement. This structure ensures that certain of our customers who are restricted from holding shares of Class A common stock do not have a vote at the Annual Meeting. Class B shares account for less than 1% of our total outstanding equity as of April 21, 2026.
A list of stockholders of record as of the Record Date can be reviewed by any stockholder or stockholder’s attorney or agent for purposes germane to the Annual Meeting for 10 days preceding the Annual Meeting at the Office of Mastercard’s Corporate Secretary at 2000 Purchase Street, Purchase, New York.

2026 MASTERCARD PROXY	115

ABOUT THE ANNUAL MEETING AND VOTING
What matters will be voted on at the Annual Meeting?
The following matters are scheduled for vote by Class A stockholders at the Annual Meeting:

1.Election of 11 directors

2.Advisory approval of Mastercard’s executive compensation

3.Ratification of the appointment of PwC as the independent registered public accounting firm for Mastercard for 2026

4.Consideration of a stockholder proposal regarding shareholder right to act by written consent

5.Consideration of a stockholder proposal to adopt cumulative voting for the election of directors

Action on any other business which may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting

What is the quorum requirement for the Annual Meeting?
The presence virtually or by proxy at the Annual Meeting of the holders of a majority of the voting power of the outstanding shares of Class A common stock entitled to vote as of the Record Date on any of the proposals to be voted upon at the Annual Meeting will constitute a quorum.
What is the difference between holding shares as a registered stockholder and holding shares in street name?
If your shares of common stock are owned directly in your name with our transfer agent, EQ Shareowner Services, you are considered a registered holder of those shares.
If your shares of common stock are held by a broker, bank or other nominee, you hold those shares in street name. Your broker, bank or other nominee will vote your shares as you direct.

If I hold shares in street name, does my broker need instructions to vote my shares?
Under the rules of the NYSE, if you hold shares of common stock in street name and do not give specific voting instructions to your broker, bank or other nominee, generally your nominee will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. When the broker, bank or other nominee is unable to vote on a proposal because the proposal is not routine and you do not provide any voting instructions, a broker non-vote occurs, and, as a result, your shares will not be voted on these proposals.

On the following non-routine proposals, your broker, bank or other nominee will not be able to vote without instruction from you (resulting in a broker non-vote):

•Proposal 1	Election of 11 directors

•Proposal 2	Advisory approval of Mastercard’s executive compensation

•Proposal 4	Consideration of a stockholder proposal regarding shareholder right to act by written consent

•Proposal 5	Consideration of a stockholder proposal to adopt cumulative voting for the election of directors

On the following routine proposal, your broker, bank or other nominee may vote in its discretion without instruction from you:

•Proposal 3	Ratification of the appointment of PwC as the independent registered public accounting firm for Mastercard for 2026

116	2026 MASTERCARD PROXY

ABOUT THE ANNUAL MEETING AND VOTING
What are my voting choices for each matter, and how does the Board recommend I vote?

Proposal		Voting choices	Board recommendation

	Election of 11 directors	With respect to each director nominee: For Against Abstain	For election of all 11 director nominees

	Advisory approval of Mastercard’s executive compensation	For Against Abstain	For

	Ratification of the appointment of PwC as the independent registered public accounting firm for Mastercard for 2026	For Against Abstain	For

☒	Consideration of a stockholder proposal regarding shareholder right to act by written consent	For Against Abstain	Against

☒	Consideration of a stockholder proposal to adopt cumulative voting for the election of directors	For Against Abstain	Against

What vote is needed to elect directors?
Since the election is uncontested, each nominee who receives a greater number of FOR votes than AGAINST votes will be elected to serve as a director. Abstentions by stockholders and broker non-votes are not treated as votes cast and will have no effect on the outcome of this proposal.
The election of nominees is subject to the Board’s “majority voting” policy. Generally under this policy:
•New director nominees who fail to receive a majority of votes cast in an uncontested election will not be elected.
•To be renominated to serve on the Board, incumbent directors must provide an irrevocable resignation to the Board that is effective only when (1) the director does not receive a majority of the votes cast in an uncontested election and (2) the Board accepts the proffered resignation. If an incumbent director does not receive a majority of the votes cast in an uncontested election, the Board then would evaluate and act on the proffered resignation within 90 days of the election, taking into account the recommendation of the NCG.
•Any vacancies resulting from the Board’s acceptance of a contingent resignation, or from the failure of a new director nominee to receive a majority of the votes cast in an uncontested election, may be filled by the Board or the Board may reduce its size.
•Plurality voting (by which directors receiving the greatest number of votes cast are elected) applies in the case of any contested election.
•The Board has received a contingent resignation from each of the 11 director nominees included in this proxy statement.

2026 MASTERCARD PROXY	117

ABOUT THE ANNUAL MEETING AND VOTING
What vote is required for the other matters to be voted upon at the Annual Meeting to be adopted?

Proposal	Voting requirements	Effect of abstentions	Effect of broker non-votes

2.Advisory approval of Mastercard’s executive compensation	A majority of votes cast by Class A stockholders must be FOR the proposal	No effect on outcome	No effect on outcome

3.Ratification of the appointment of PwC as the independent registered public accounting firm for Mastercard for 2026	A majority of votes cast by Class A stockholders must be FOR the proposal	No effect on outcome	Not applicable – brokers are permitted to vote on this matter without specific instruction from the beneficial owner

4.Consideration of a stockholder proposal regarding shareholder right to act by written consent	A majority of votes cast by Class A stockholders must be FOR the proposal	No effect on outcome	No effect on outcome

5.Consideration of a stockholder proposal to adopt cumulative voting for the election of directors	A majority of votes cast by Class A stockholders must be FOR the proposal	No effect on outcome	No effect on outcome

118	2026 MASTERCARD PROXY

ABOUT THE ANNUAL MEETING AND VOTING
How do I vote my shares?
You can vote by calling the toll-free telephone number or by using the Internet as described in the instructions included on the Notice. If you receive a paper copy of the proxy materials, you may also vote your shares by completing, signing, dating and returning your proxy card or voting instruction form. Your vote will be cast in accordance with the instructions authorized by telephone or Internet or included on a properly signed and dated proxy card or voting instruction form, as applicable. We must receive your vote, either by telephone, Internet, proxy card or voting instruction form, by 11:59 p.m. (Eastern time) on June 15, 2026 for your vote to be counted, unless your bank or broker has a different deadline. If you are a stockholder, you can also attend the Annual Meeting and vote your shares. Be sure to read “What do I need to do if I would like to attend the Annual Meeting?” on pg 120 if you are considering attending the Annual Meeting.
If you do not vote by telephone or Internet, return a signed proxy card or voting instruction form, or attend the Annual Meeting and vote, no vote will be cast on your behalf. Each of the Notice, proxy card and voting instruction form indicates on its face the number of shares of common stock that you will be entitled to cast at the Annual Meeting on each proposal. You can find further discussion of Class A common stock voting power in “Who is entitled to vote at the Annual Meeting?” on pg 115.
You are urged to follow the instructions on your Notice, proxy card or voting instruction form to indicate how your vote is to be cast.
What can I do if I change my mind after I vote my shares?
Any stockholder who authorizes its vote by telephone or by Internet or executes and returns a proxy card or voting instruction form may revoke the proxy by:
•providing Mastercard with a written notice addressed to the Office of the Corporate Secretary of Mastercard Incorporated at 2000 Purchase Street, Purchase, NY 10577, Attention: Corporate Secretary that is received no later than 11:59 p.m. (Eastern time) on June 15, 2026;
•executing and returning a subsequent proxy that is received no later than 11:59 p.m. (Eastern time) on June 15, 2026;
•calling the toll-free telephone number or by using the Internet as described in the instructions included on the Notice before the close of voting at 11:59 p.m. (Eastern time) on June 15, 2026; or
•attending the Annual Meeting and voting at the Annual Meeting.
Your attendance at the Annual Meeting by itself will not revoke your previous proxy. You can find more information on voting your shares at the Annual Meeting below under the subheading, “What do I need to do if I would like to attend the Annual Meeting?” on pg 120.
How are my shares voted by the proxies designated by Mastercard?
Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies executed and received (and not revoked before they are voted) will be voted as specified in the above Board recommendations on page 117.
With respect to director nominations, should any nominee be unable to serve, the persons designated as a proxy reserve full discretion to vote for another person or the Board may reduce its size.
Who bears the cost of soliciting votes for the Annual Meeting?
We will bear the costs of the solicitation of proxies, including the cost of preparing, printing and mailing the Notice, this proxy statement and related proxy materials. In addition to the solicitation of proxies by use of the mail, proxies may be solicited from stockholders by directors, officers, employees or agents of Mastercard in person or by telephone, facsimile or other appropriate means of communication. We have retained Sodali & Co to assist in the solicitation of proxies for a fee of $21,000 plus reimbursement of reasonable out-of-pocket expenses. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to our directors, officers or employees in connection with the solicitation. Any questions or requests for assistance regarding this proxy statement and related proxy materials may be directed to Mastercard’s Corporate Secretary or Sodali & Co using the contact information on pg 115.
What is “householding”?
The SEC has adopted rules that allow a company to deliver a single Notice or set of proxy materials to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” provides cost savings for companies and reduces the amount of duplicate information stockholders receive. We are sending only one Notice to stockholders sharing a single address (or, if requested, one set of proxy materials to that address) unless we have received contrary instructions from a stockholder at that address. Any stockholder who objects to, or wishes to begin, householding may notify our Corporate Secretary orally or in writing at the aforementioned email, telephone number or address. We will promptly provide an individual copy of the Notice and, if requested, proxy materials to any stockholder who revokes consent to householding.

2026 MASTERCARD PROXY	119

ABOUT THE ANNUAL MEETING AND VOTING
Who counts the votes?
Sodali & Co will act as inspector of elections and will certify the voting results.
How do I find out the voting results?
We will disclose the final voting results in a Current Report on Form 8-K, which we intend to file with the SEC on or before June 23, 2026. This Form 8-K will be available in the “Investor Relations” section of our website (https://investor.mastercard.com/investor-relations/default.aspx) under “Financials and SEC Filings” and on the SEC’s website at www.sec.gov.
What do I need to do if I would like to attend the Annual Meeting?
Stockholders will be able to attend the Annual Meeting online, vote their shares electronically and submit questions online during the meeting by logging in to www.virtualshareholdermeeting.com/MA2026 using the unique 16-digit control number included in their Notice, proxy or voting instruction card, email or any additional instructions accompanying these proxy materials. Stockholders may also submit questions in advance of the Annual Meeting by entering their control number and submitting a question under the “Submit a Question for Management” tab at www.proxyvote.com.
At the Annual Meeting, you may vote your shares by clicking on the vote button during the time the polls are open for voting. Those without a control number may attend as a guest of the Annual Meeting but will not have the option to vote, ask questions or otherwise participate in the Annual Meeting. Stockholders are encouraged to check in to the webcast up to 15 minutes before the Annual Meeting’s start time at www.virtualshareholdermeeting.com/MA2026.
What if I have a disability?
Mastercard provides reasonable accommodations to individuals with a disability who request assistance in order to participate in the Annual Meeting. We ask that requests for assistance be made on or before June 5, 2026 (11 calendar days before the Annual Meeting), if possible. Please direct your requests to the Office of the Corporate Secretary as follows:

By email to corporate.secretary@mastercard.com
By telephone 914.249.2000
By mail to Mastercard Incorporated, Office of the Corporate
Secretary, 2000 Purchase Street, Purchase, NY 10577,
Attention: Corporate Secretary

Other matters
Management is not aware of any business to be transacted at the Annual Meeting other than those described in this proxy statement.
Should any such matter properly come before the Annual Meeting for a vote, the persons designated as a proxy will vote in accordance with their best judgment.
**********************************************************************************

120	2026 MASTERCARD PROXY

Submission of 2027 proposals and nominations
10	Deadlines for submitting proposals for our 2027 annual meeting of stockholders, including director nominations, are provided in this section.

2026 MASTERCARD PROXY	121

SUBMISSION OF 2027 PROPOSALS AND NOMINATIONS
Proposals for inclusion in the proxy statement for the 2027 annual meeting
If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2027 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act (Rule 14a-8), the proposal must be received by our Corporate Secretary no later than December 28, 2026. Proposals may be submitted by email addressed to corporate.secretary@mastercard.com or by mail addressed to Mastercard Incorporated, Office of the Corporate Secretary, 2000 Purchase Street, Purchase, NY 10577, and must comply with the requirements under Rule 14a-8.
Director nominations for inclusion in the proxy statement for the 2027 annual meeting (proxy access)
Our bylaws permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of our outstanding Class A common stock for at least three years to submit director nominees for up to 20% of the Board for inclusion in our proxy statement if the stockholder(s) and the nominee(s) meet the requirements specified in our bylaws. Notice of director nominations submitted under these proxy access bylaw provisions must be received no earlier than November 28, 2026 and no later than December 28, 2026 for inclusion in the 2027 proxy statement.
Other proposals or director nominations to be presented at the 2027 annual meeting
In addition, our bylaws provide for an advance notice procedure for director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement. To be timely, a notice of director nominations or other matters a stockholder wishes to present at the 2027 annual meeting must be received by our Corporate Secretary between February 16, 2027 and March 18, 2027 and must comply with the additional requirements of our bylaws.
You can find more information about proxy access and our advance notice procedure for director nominations in our bylaws posted on our website at https://investor.mastercard.com/corporate-governance/corporate-documents/default.aspx.

122	2026 MASTERCARD PROXY

Appendix
11

2026 MASTERCARD PROXY	123

APPENDIX
Appendix A: Non-GAAP financial information
In this proxy statement, we disclose non-GAAP financial measures for net income and diluted earnings per share, which exclude (where applicable) the impact of gains and losses on our equity investments, which includes mark-to-market fair value adjustments, impairments, and gains and losses upon disposition and the related tax impacts. Our non-GAAP financial measures also exclude (where applicable) the impact of special items, which represent litigation judgments and settlements and/or certain one-time items, as well as the related tax impacts (Special Items). We also present growth rates adjusted for the impact of currency, which is a non-GAAP financial measure. We believe that the non-GAAP financial measures presented facilitate an understanding of our operating performance and provide a meaningful comparison of our results between periods. We use non-GAAP financial measures to evaluate our ongoing operations in relation to historical results, for internal planning and forecasting purposes, and in the calculation of performance-based compensation, among other things. We excluded these items because management evaluates the underlying operations and performance of the company separately from these recurring and nonrecurring items.
Net income and diluted earnings per share, each as adjusted for the impact of gains and losses on our equity investments, Special Items and/or the impact of currency, are non-GAAP financial measures and should not be relied upon as substitutes for measures calculated in accordance with GAAP.
Our non-GAAP financial measures for the comparable periods exclude the impact of the following:
Gains and losses on equity investments
•During 2025 and 2024, we recorded net pre-tax losses of $88 million ($90 million after tax, or $0.10 per diluted share) and $29 million ($25 million after tax, or $0.03 per diluted share), respectively. These net losses were primarily related to unrealized fair market value adjustments on marketable and nonmarketable equity securities.
Special Items
Litigation provisions
•During 2025, we recorded pre-tax charges of $504 million ($357 million after tax, or $0.39 per diluted share), primarily as a result of a change in estimate related to the claims of merchants who opted out of the U.S.
merchant class litigation, a legal provision associated with the U.S. liability shift litigation and a legal provision associated with the ATM non-discrimination rule surcharge complaints.
•During 2024, we recorded pre-tax charges of $680 million ($495 million after tax, or $0.53 per diluted share), primarily as a result of a legal provision associated with the U.K. consumer class action settlement, settlements with a number of U.K. merchants and a change in estimate related to the claims of merchants who opted out of the U.S. merchant class litigation.
Restructuring charge
•During 2024, we recorded a restructuring charge of $190 million ($147 million after tax, or $0.16 per diluted share). The restructuring action was intended to streamline our organization, delivering efficiencies to enable reinvestment in our business to support the realization of our long-term growth opportunities.
Currency-neutral growth rates
Currency-neutral growth rates are non-GAAP financial measures and are calculated by remeasuring the prior period’s results using the current period’s exchange rates for both the translational and transactional impacts on operating results. The impact of currency translation represents the effect of translating operating results where the functional currency is different from our U.S. dollar reporting currency. The impact of the transactional currency represents the effect of converting revenue and expenses occurring in a currency other than the functional currency of the entity. The impact of the related realized gains and losses resulting from our foreign exchange derivative contracts designated as cash flow hedging instruments (specifically those that manage the impact of foreign currency variability on anticipated revenues and expenses) is recognized in the respective financial statement line item on the consolidated statements of operations when the underlying forecasted transactions impact earnings.
The translational and transactional impact of currency and the related impact of our foreign exchange derivative contracts designated as cash flow hedging instruments as specified in the preceding paragraph (collectively, the Currency impact) has been excluded from our currency-neutral growth rates.

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APPENDIX
Non-GAAP reconciliations
($ in millions, except per share data)

	Year ended December 31, 2025
	Net income	Diluted earnings per share
Reported - GAAP	$14,968	$16.52
(Gains) losses on equity investments	90	0.10
Litigation provisions	357	0.39
Adjusted - Non-GAAP	$15,415	$17.01

	Year ended December 31, 2024
	Net income	Diluted earnings per share
Reported - GAAP	$12,874	$13.89
(Gains) losses on equity investments	25	0.03
Litigation provisions	495	0.53
Restructuring charge	147	0.16
Adjusted - Non-GAAP	$13,541	$14.60

	Year ended December 31, 2025 as compared to the year ended December 31, 2024
	Increase/(Decrease)
	Net income	Diluted earnings per share
Reported - GAAP	16%	19%
(Gains) losses on equity investments	—%	—%
Litigation provisions	(2)%	(2)%
Restructuring charge	(1)%	(1)%
Adjusted - Non-GAAP	14%	17%
Currency impact	(1)%	(1)%
Adjusted - Non-GAAP - currency-neutral	13%	15%
Note: Figures may not sum due to rounding.

2026 MASTERCARD PROXY	125

MASTERCARD INCORPORATED
2000 PURCHASE STREET
PURCHASE, NY 10577-2509

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on June 15, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/MA2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and either return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86635-P49309

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MASTERCARD INCORPORATED

The Board of Directors recommends you vote FOR the following:

1. ELECTION OF DIRECTORS TO SERVE ON THE BOARD OF DIRECTORS

Nominees:	**For**	**Against**	**Abstain**
1a. Merit E. Janow	☐	☐	☐
1b. Candido Bracher	☐	☐	☐
1c. Richard K. Davis	☐	☐	☐
1d. Julius Genachowski	☐	☐	☐
1e. Choon Phong Goh	☐	☐	☐
1f. Oki Matsumoto	☐	☐	☐
1g. Michael Miebach	☐	☐	☐
1h. Youngme Moon	☐	☐	☐
1i. Gabrielle Sulzberger	☐	☐	☐
1j. Harit Talwar	☐	☐	☐
1k. Lance Uggla	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Advisory approval of Mastercard's executive compensation	☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Mastercard for 2026	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposals 4 and 5.	**For**	**Against**	**Abstain**
4. Consideration of a stockholder proposal regarding shareholder right to act by written consent	☐	☐	☐
5. Consideration of a stockholder proposal to adopt cumulative voting for the election of directors	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V86636-P49309

MASTERCARD INCORPORATED
Annual Meeting of Stockholders
June 16, 2026 8:30 a.m. Eastern time
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby constitute(s) and appoint(s) Michael Miebach, Sachin Mehra, Richard Verma, Tiffany Hall and Gina Accordino, and each or any of them as proxies, each with the full power to appoint his or her substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of MASTERCARD INCORPORATED that the stockholder(s) is/are entitled to vote at the 2026 Annual Meeting of Stockholders to be held at 8:30 a.m. Eastern time on June 16, 2026, virtually at www.virtualshareholdermeeting.com/MA2026, and any adjournment or postponement thereof. The stockholder(s) hereby revoke(s) any proxies heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Discretionary authority is hereby conferred as to all other matters that may properly come before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side